CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    EXHIBIT 10.1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL          CONFIDENTIAL


                                   ORACLE(R)


                         INDUSTRY SOLUTIONS INITIATIVE

                                MASTER AGREEMENT

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                               TABLE OF CONTENTS


TABLE OF CONTENTS..........................................................    1

ARTICLE I -- DEFINITIONS...................................................    1
1.1 CUSTOMER...............................................................    1
1.2 DEVELOPER MATERIALS....................................................    1
1.3 DISTRIBUTOR............................................................    1
1.4 DOCUMENTATION..........................................................    1
1.5 INTELLECTUAL PROPERTY RIGHTS...........................................    1
1.6 ISI CO-MEMBER..........................................................    1
1.7 ISI CO-MEMBER PROGRAMS.................................................    1
1.8 ISI MEMBER.............................................................    1
1.9 ISI MEMBER PROGRAMS....................................................    1
1.10 OBJECT MATERIALS......................................................    2
1.11 ORACLE................................................................    2
1.12 ORACLE PROGRAMS.......................................................    2
1.13 ORACLE SOLUTION SUITE.................................................    2
1.14 OTHER PARTY MATERIALS.................................................    2
1.15 POINT SOLUTION........................................................    2
1.16 SOURCE MATERIALS......................................................    2
1.17 SUPPORTED LICENSE.....................................................    2
1.18 TARGET MARKET.........................................................    2
1.19 TECHNICAL SUPPORT.....................................................    2
1.20 TERRITORY.............................................................    3
1.21 UPDATES...............................................................    3

ARTICLE II -- STRATEGIC ALLIANCE TERMS.....................................    3
2.1 TARGET MARKET ADDENDUM.................................................    3
2.2 RELATIONSHIP MANAGERS..................................................    3
2.3 EXECUTIVE COMMITTEE....................................................    3
2.4 PUBLICITY..............................................................    4
2.5 DISPUTE RESOLUTION.....................................................    4

ARTICLE III -- ORACLE SOLUTION SUITE DEVELOPMENT...........................    5
3.1 GENERAL DEVELOPMENT RESPONSIBILITIES...................................    5
3.2 TECHNOLOGY AND ARCHITECTURE COMPLIANCE.................................    5
3.3 INTEGRATION  WITH UPDATES; RELEASES....................................    6
3.4 PROGRAM COMPETITIVENESS................................................    6
3.5 NEW DEVELOPMENT COMMITMENTS............................................    7
3.6 RIGHT TO ADD NEW ISI MEMBER PROGRAMS...................................    8
3.7 STATEMENTS OF WORK.....................................................    8

ARTICLE IV -- SALES COOPERATION............................................    8
4.1 SALES MODEL............................................................    8
4.2 ORACLE SOLE POINT OF CUSTOMER CONTACT..................................    9
4.3 SALES FORCE QUOTA/COMPENSATION.........................................    9
4.4 RULES OF ENGAGEMENT....................................................    9

ARTICLE V -- SERVICES AND TRAINING.........................................   10
5.1 SERVICES SUBCONTRACT AGREEMENT.........................................   10
5.2 METHODOLOGY............................................................   10
5.3 TRAINING...............................................................   10


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5.4   CONSULTING...........................................................  11

ARTICLE VI - TECHNICAL SUPPORT.............................................  11

6.1   TECHNICAL SUPPORT FOR ORACLE SOLUTION SUITE..........................  11
6.2   TECHNICAL SUPPORT FOR ISI MEMBER PROGRAMS............................  11
6.3   BUG FIXES............................................................  11
6.4   INTERNAL DEVELOPER TECHNICAL SUPPORT.................................  12
6.5   EXTENDED SUPPORT.....................................................  12

ARTICLE VII - LICENSES GRANTED.............................................  12

7.1   LICENSE TO ISI MEMBER................................................  12
7.2   DEVELOPMENT, TECHNICAL SUPPORT, TRAINING, DEMONSTRATION,
      CONSULTING LICENSE TO ORACLE.........................................  12
7.3   SUBLICENSING LICENSE.................................................  13
7.4   TERMS FOR DIRECT LICENSES TO CUSTOMERS...............................  14
7.5   DISTRIBUTORS.........................................................  14
7.6   TRADEMARKS...........................................................  14
7.7   ARCHIVAL COPIES......................................................  14
7.8   NO REVERSE ENGINEERING...............................................  14
7.9   OWNERSHIP............................................................  14
7.10  THIRD PARTY MATERIALS................................................  15
7.11  LICENSE OF INTELLECTUAL PROPERTY RIGHTS..............................  16
7.12  NO SERVICE BUREAU USE................................................  16

ARTICLE VIII - FEES........................................................  16

8.1   SUBLICENSE FEES......................................................  16
8.2   TECHNICAL SUPPORT FEES...............................................  17
8.3   EDUCATION/TRAINING FEES..............................................  19
8.4   SUBLICENSE FEE LIMITATIONS...........................................  19
8.5   PAYMENT; REPORTING; RELICENSING......................................  19
8.6   RECORDS; AUDIT.......................................................  19
8.7   CUSTOMER LICENSE FEE DISCOUNTS.......................................  20
8.8   FREEDOM..............................................................  20

ARTICLE IX - TERM AND TERMINATION.........................................  20

9.1   INITIAL TERM.........................................................  20
9.2   TERMINATION..........................................................  20
9.3   RIGHTS UPON TERMINATION..............................................  22
9.4   EFFECT OF TERMINATION................................................  23

ARTICLE X - LIMITED WARRANTY, INFRINGEMENT INDEMNITY, AND LIMITATION
            OF LIABILITY...................................................  24

10.1  LIMITED WARRANTIES AND EXCLUSIVE REMEDIES............................  24
10.2  INFRINGEMENT INDEMNITY...............................................  25
10.3  LIMITATION OF LIABILITY..............................................  26
10.4  ORACLE INDEMNIFICATION...............................................  27

ARTICLE XI - GENERAL.......................................................  27

11.1  NONDISCLOSURE........................................................  27
11.2  GOVERNING LAW........................................................  29
11.3  NOTICE...............................................................  29
11.4  RELATIONSHIP BETWEEN THE PARTIES.....................................  29
11.5  INDEPENDENT DEVELOPMENT/FREEDOM OF ACTION............................  29
11.6  EXPORT...............................................................  29


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11.7  SEVERABILITY; ASSIGNMENT; COUNTERPARTS; NO WAIVER; ENTIRE AGREEMENT..  30

EXHIBIT LIST...............................................................  31










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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

This Industry Solutions Initiative Master Agreement (the "Agreement") is made by and between Oracle Corporation, with its principal place of business at 500 Oracle Parkway, Redwood City, California 94065, and Retek Information Systems with its principal of business at 801 Nicollet Mall, Minneapolis, Minnesota 55402.

ARTICLE I - DEFINITIONS

1.1      CUSTOMER
         "Customer" shall mean an end-user to whom Oracle or a Distributor has granted a license for an Oracle Solution Suite or has granted a sublicense for an ISI Member Program under this Agreement.

1.2      DEVELOPER MATERIALS
         "Developer Materials" shall mean Source Materials, internal technical documentation, design documentation, help materials, tutorial programs, and appropriate debug code. Developer Materials will not include any Other Party Materials.

1.3      DISTRIBUTOR
         "Distributor" shall mean a third party that is appointed by Oracle to market and sublicense the Oracle Solution Suite and/or ISI Member Programs under the terms of this Agreement. The term "Distributor" shall include, but not be limited to, resellers, original equipment manufacturers, value added relicensors, dealers, agents, and subdistributors.

1.4      DOCUMENTATION
         "Documentation" shall mean installation guides, user guides and manuals.

1.5      INTELLECTUAL PROPERTY RIGHTS
         "Intellectual Property Rights" shall mean patent rights, copyright rights (including, but not limited to, rights in audiovisual works and Moral Rights), trade secret rights, and any other intellectual property rights recognized by the law of each applicable jurisdiction. "Moral Rights" shall mean any rights to claim authorship of a work, to object to or prevent the modification of a work, or to withdraw from circulation or control the publication or distribution of a work, and any similar right, existing under the law of any country in the world, or under any treaty.

1.6      ISI CO-MEMBER
         "ISI Co-Member" shall mean a third-party software developer which has executed an Oracle ISI Master Agreement, and a Target Market Addendum for the Target Market, with Oracle.

1.7      ISI CO-MEMBER PROGRAMS
         "ISI Co-Member Programs" shall mean for each Target Market the computer programs identified as ISI Co-Member Programs in the applicable Target Market Addendum that are available in production release for use on the applicable computer/operating system combinations. "ISI Co-Member Programs" shall include the Documentation for use of such ISI Co-Member software, and the ISI Member's Updates.

1.8      ISI MEMBER
         "ISI Member" shall mean Retek Information Systems, and any other corporation, partnership, firm, association or any other person in which Retek Information Systems, directly or indirectly, holds a fifty percent (50%) or more ownership interest.

1.9      ISI MEMBER PROGRAMS
         "ISI Member Programs" shall mean, for each Target Market, the computer programs identified as ISI Member Programs in the applicable Target Market Addendum that are available in production release for use on the applicable computer/operating system combinations. "ISI Member Programs" shall include the Documentation for use of such ISI Member software, and ISI Member's Updates.

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1.10     OBJECT MATERIALS
         "Object Materials" shall mean materials, in machine-readable form, necessary to run the Oracle Programs, ISI Member Programs, ISI Co-Member Programs and/or other software products described in this Agreement, as applicable, including computer programming code substantially in binary form, which is directly executable by a computer after suitable processing but without the interventing steps of compilation or assembly. "Object Materials" shall include all help, message, and overlay files. Each reference to Oracle Programs, ISI Member Programs and/or ISI Co-Member Programs in this Agreement shall mean only the Object Materials for such programs (not Source Materials or Developer Materials) unless otherwise expressly specified.

1.11     ORACLE
         "Oracle" shall mean Oracle Corporation; any other corporation, partnership, firm, association or any other person in which Oracle Corporation, directly or indirectly, holds a fifty percent (50%) or more ownership interest; and any entity which is the exclusive distributor of Oracle Programs within a country.

1.12     ORACLE PROGRAMS
         "Oracle Programs" shall mean, for each Target Market, the computer programs identified as Oracle Programs in the applicable Target Market Addendum that are available in production release and listed in Oracle's Global Price List for use on the applicable computer/operating system combinations. "Oracle Programs" shall include Documentation and Oracle's Updates.

1.13     ORACLE SOLUTION SUITE
         "Oracle Solution Suite" shall mean, for each Target Market, a suite of computer programs incorporating Oracle Programs, ISI Member Programs and/or ISI Co-Member Programs released pursuant to the applicable Development Plan or licensed by Oracle to a Customer in the Target Market in accordance with the terms of this Agreement.

1.14     OTHER PARTY MATERIALS
         "Other Party Materials" shall mean the two software modules licensed to ISI Member from MicroStrategy, Inc. and Kenan Systems Corporation and incorporated into the ISI Member Programs.

1.15     POINT SOLUTION
         "Point Solution" shall mean any use of an ISI Member Program as a stand-alone product or in combination with software products other than the Oracle Solution Suite.

1.16     SOURCE MATERIALS
         "Source Materials" shall mean uncommented, partially commented and fully commented program source code from which the Oracle Programs, ISI Member Program (except for Other Party Materials) and/or ISI Co-Member Program Object Materials (as applicable) are compiled; and data models for the Oracle Programs, ISI Member Program and/or ISI Co-Member Programs (as applicable). "Source Materials" shall include the foregoing in electronic and hard-copy form, whether created by or for a party hereto.

1.17     SUPPORTED LICENSE
         "Supported License" shall mean a license for an Oracle Program, ISI Member Program or ISI Co-Member Program for which the licensee has ordered Technical Support for the relevant time period.

1.18     TARGET MARKET
         "Target Market" shall mean the industry(ies) defined in the applicable Target Market Addendum.

1.19 "TECHNICAL SUPPORT" shall mean support for an Oracle Program, ISI Member Program or ISI Co-Member Program (as applicable) provided, respectively, under Oracle's, ISI Member's or an ISI Co-Member's policies in effect on the date Technical Support is ordered. At a minimum such support shall include telephone support, bug fixes and Updates.

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1.20  TERRITORY
      "Territory" shall mean the world.

1.21  UPDATES
      "Updates" shall mean a subsequent release of an Oracle Program, an ISI Member Program, or an ISI Co-Member Program, as applicable, which is generally made available for Supported Licenses at no additional charge, other than media and handling charges. Updates shall not include any release, option or future product which Oracle, ISI Member or an ISI Co-Member, as applicable, licences separately.

ARTICLE II - STRATEGIC ALLIANCE TERMS

2.1   TARGET MARKET ADDENDUM
      Within sixty (60) days after the Effective Date of this Agreement, the parties shall execute at least one completed Target Market Addendum, which shall include, without limitation, a sales plan ("Sales Plan"), a statement of direction ("Statement of Direction") and a development plan ("Development Plan").

      2.1.1 Sales Plan. The Sales Plan will address, without limitation, budgets, staffing levels, rules of engagement, and revenue projections, and will be subject to modification from time to time by written agreement of the parties.

      2.1.2 Statement of Direction. The Statement of Direction shall address without limitation the following:

             (a) General product direction of the Oracle Solution Suite;
             (b) Integration between Oracle and ISI Member Programs; and
             (c) Integration to be developed in evolutionary phases.

      2.1.3 Development Plan. The Development Plan shall address without limitation the following:

             (a) Integration phases;
             (b) ISI Member Programs included in integration;
             (c) Oracle Solution Suite release schedule;
             (d) Common development procedures including certification, porting, localization, installation;
             (e) Development tasks and responsibilities; and
             (f) Critical Deliverables (as defined in the Development Plan).

             The development plan (and any changes thereto) shall not become effective until approved in writing by the Oracle Senior Vice President of Consumer Sector and ISI Member's Vice President for Research and Development. The development plan may be modified from time to time by mutual agreement of the parties in writing as set forth above.

2.2   RELATIONSHIP MANAGERS
      Each party shall designate a relationship manager who shall maintain primary responsibility for the relationship between the parties. The parties' initial relationship managers are Dan Leviten for Oracle and David Tidmarsh for ISI Member.

2.3   EXECUTIVE COMMITTEE
      2.3.1 Purpose. The parties shall create an executive committee (the "Executive Committee") to oversee the cooperation among Oracle, ISI Member, and ISI Co-Members with respect to the Oracle Solution Suite(s).
      2.3.2 Composition. The Executive Committee shall be composed of an Oracle Vice President, ISI Member President (or his/her designee), and the chief executive officer (or his/her designee) of each ISI Co-Member. The Executive Committee shall be chaired by the Oracle member and shall meet as the committee members may deem appropriate.
      2.3.3 Duties. The duties of the Executive Committee shall include, without limitation:
             a. Reviewing and recommending for approval the Sales Plan, Development Plan, and other plans for the various functional areas with respect to the Oracle Solution Suite.
             b. Reviewing and recommending for approval budgets for each of the foregoing plans.
             c. Reviewing operational and performance reviews conducted by appointed subcommittees.

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             d.  Reviewing status reports prepared by appointed subcommittees.

             e. Resolving issues and disputes with respect to the Oracle Solution Suite Committee pursuant to Section 2.5 (Dispute Resolution).

             f. Nominating, reviewing and recommending for approval or disapproval candidates for membership in the Oracle ISI Program for the Target Market.

      2.3.4  Subcommittees of Executive Committee. Each party and ISI
             Co-Member shall appoint a member to each sub-committee of the Executive Committee. The sub-committees shall include but not be limited to Sales, Consulting, Development, Marketing, Finance, and Industry Strategy. Each sub-committee shall meet quarterly and report to the Executive Committee. The purpose of the sub-committees is to manage the operational relationship between the parties (including ISI Co-Members), identifying and resolving issues and conflicts with respect to the Oracle Solution Suite and/or escalating disputes to the Executive Committee pursuant to
             Section 2.5 (Dispute Resolution).

      2.3.5 Customer Advisory Board Participation. ISI Member agrees that it will invite Oracle's Senior Vice President for the applicable Industry Sector specified in each signed Target Market Addendum (or his/her designee) to all ISI Member Customer advisory board meetings. ISI Member also agrees to make commercially reasonable efforts to ensure that all public statements made to the ISI Member Customer advisory board regarding the Oracle Solution Suite will be consistent with Oracle public statements to Oracle's Customer advisory board.

      2.3.6 Attendance. ISI Member agrees that its President (or his/her designee) shall attend (a) all meetings of the Executive Committee; and (b) all Oracle Customer advisory board meetings.

      2.3.7 Expenses. Each party shall bear its own costs incurred in the performance of Executive Committee duties. The parties intend to equitably distribute Executive Committee meetings geographically so as not to burden ISI Member, Oracle, or any ISI Co-Member unduly with travel-related expenses.

2.4      PUBLICITY
         Neither Party shall disclose to any third party the pricing or royalties or any other details of this Agreement without the specific prior written approval of the other party, which approval shall not be unreasonably withheld, except (i) for a mutually agreed-upon joint press release to be issued by the parties relating to the subject matter of this Agreement, (ii) as required by law in order to enforce its rights under this Agreement, or (iii) to the Securities and Exchange Commission (the "SEC") if, in the reasonable written opinion of such party's counsel, such disclosure is required by statute or rules and regulations of the SEC, provided that the disclosing party shall make such written opinion available to the other party a reasonable period of time before the disclosure and shall timely apply to the SEC for a confidential treatment of the economic terms of this Agreement and any other terms counsel for the other party reasonably requests in writing to be a part of such application. Neither Party shall issue any press release naming the other party without the other party's prior approval, nor shall either party issue a formal public statement using a Customer's name without the Customer's prior written consent. ISI Member may not issue any formal public statement concerning the Oracle Solution Suite or any transaction involving the Oracle Solution Suite without Oracle's prior written consent. Notwithstanding the foregoing or any provision of this Agreement to the contrary, ISI Member shall have the right in the event of a potential sale of a majority of ISI Member's outstanding voting shares and/or substantially all of its assets to a third party to disclose the terms of this Agreement to such third party (the "Receiver") without obtaining Oracle's prior written approval, provided that the Receiver shall, prior to receiving the disclosure from ISI Member, execute a nondisclosure agreement with ISI Member containing provisions governing nondisclosure at least as restrictive as those contained in this Agreement (including but not limited to the provisions of this Section 2.4).

2.5      DISPUTE RESOLUTION
         In the event of a dispute between the parties concerning the subject matter of this Agreement, the matter shall be referred to the Relationship Managers who shall meet for the purpose of endeavoring to resolve such dispute or negotiate for an adjustment to such provision. If they cannot resolve the dispute to the parties' mutual satisfaction within 30 days after the dispute has been referred to them, then they shall refer

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

         the matter to each party's applicable Vice President. If they cannot resolve the dispute to the parties' mutual satisfaction within 30 days after the dispute has been referred to them, then they shall refer the matter to the Executive Committee, which shall render a decision on the matter within 30 days. No formal proceedings for judicial resolution of such dispute, except for the seeking of equitable relief, may begin until the dispute resolution procedure has been elevated to the Executive Committee, and the Executive Committee in good faith concludes, after a good faith attempt to resolve the dispute, that amicable resolution through continued negotiation does not appear likely.

ARTICLE III - ORACLE SOLUTION SUITE DEVELOPMENT

3.1      GENERAL DEVELOPMENT RESPONSIBILITIES
3.1.1 Primary Commercial Releases. Each party shall provide the primary commercial releases of its respective Programs for inclusion in the Oracle Solution Suite.
3.1.2 Development-Related Costs. Each party shall bear all costs incurred by it in the course of performing its development responsibilities hereunder.
3.1.3 Development Cooperation Guidelines. The parties shall use commercially reasonable efforts to comply with the guidelines set forth in Exhibit A (Development Cooperation Guidelines) hereto.
3.1.4 Reasonable Efforts and Assistance. Each party shall at all times use commercially reasonable efforts, and provide reasonable assistance to the other (and ISI Co-Members), to accomplish the Oracle Solution Suite development objectives described in this Agreement and the Target Market Addendum (including the Development Plan).
3.1.5 Responsibilities Conditional On Other Party's Or ISI Co-Member's Performance Or Assistance. Each party shall provide such assistance to the other as may reasonably be required to enable the other to fulfill its responsibilities hereunder. Neither party shall be liable for its failure to perform any of its obligations hereunder to the extent that failure was caused by the other party's or an ISI Co-Member's failure to complete a development commitment or provide reasonably required assistance on which the first party's performance was conditional.
3.1.6 Review of Future ISI Member Program / Oracle Solution Suite Development. Notwithstanding anything to the contrary in this Agreement, each party agrees (a) that it shall invite the other party to its senior management meetings that relate to future development with respect to such party's programs that are part of the Oracle Solution Suite and only as such development relates to the relationship between the parties' programs, pursuant to the Development Plan or otherwise, and (b) that the invited party shall have the opportunity to review and contribute suggestions to such development.

3.2      TECHNOLOGY AND ARCHITECTURE COMPLIANCE
3.2.1 ISI Member Responsibilities. Oracle is currently in the process of developing standards related to internet computing, currently known as Oracle's Network Computing Architecture ("NCA"), which involve the use of CORBA interfaces.
         a. ISI Member shall use commercially reasonable efforts to conform ISI Member Programs (with the exception of (i) the Retek Demand Forecasting module when such module is running on the Accumate database product and (ii) the Retek Data Warehouse module when such module is utilizing the MicroStrategy, Inc. "front-end") and Critical Deliverables to Oracle's NCA standards.
         b. ISI Member shall conform and thereafter maintain the ISI Member Programs current with the look and feel and common data model of the Oracle Programs (with the exception of (i) the Retek Demand Forecasting module when such module is running on the Accumate database product and (ii) the Retek Data Warehouse module when such module is utilizing the MicroStrategy, Inc. "front-end").
         c. ISI Member must adapt the user interfaces of the ISI Member Programs to the Oracle and third party development tools specified on Exhibit B (Acceptable Oracle and Third Party Tools) hereto, as such exhibit may be amended in writing by the parties from time to time. ISI Member may use any development tools it chooses to develop back-ends of the

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                 ISI Member Programs, provided such tools shall be subject to
                 Oracle's approval if the tools being used by ISI Member are resulting in performance degradation.

             d. Oracle acknowledges that, as of the Effective Date, the Retek Merchandising System product meets the requirements set forth in subsections a and b of this Section 3.2.1. ISI Member agrees that it shall continue to conform and maintain such product in accordance with subsections a and b of this Section 3.2.1 and Oracle acknowledges that ISI Member shall be free to market, license and distribute such modified product during and after the term of this Agreement.

      3.2.2 Oracle Responsibilities. Oracle shall submit to the Development Manager technology and architecture standards for the Oracle Solution Suite.

3.3   INTEGRATION WITH UPDATES; RELEASES

      3.3.1 ISI Member shall use commercially reasonable efforts to integrate the ISI Member Programs (and Updates thereto) with any Updates to the Oracle Programs so that the integrated version of the ISI Member Programs are available in production release at the same time as the Update to the Oracle Programs. Oracle shall provide ISI Member with reasonable assistance to allow ISI Member to complete the integration of Updates. In addition, Oracle shall provide ISI Member with reasonable amounts of time to complete the integration of Updates. ISI Member shall use commercially reasonable efforts to make upgraded releases of the ISI Member Programs, compatible with releases of Oracle Programs designated in the Development Plan, commercially available within 90 days after first commercial availability of such upgraded release of the ISI Member Program. In addition, ISI Member shall use commer-cially reasonable efforts to integrate the ISI Member Programs with upgraded releases of Oracle Programs designated in the Development Plan and make such commercially available within 90 days after commercial availability of the designated Oracle Program releases (excluding Oracle Program releases consisting solely of patches and fixes). Following the date one year from the Effective Date of this Agreement, Oracle and ISI Member shall meet to review that ISI Member has made substantial progress in the integration of the ISI Member Programs towards (a) entry of data by a Customer not more than once and (b) the ability of a Customer to upgrade to the Oracle Solution Suite component by component.

      3.3.2 Notwithstanding anything to the contrary in this Agreement (including the Development Plan attached to the Target Market Addendum), the parties agree that they shall use commercially reasonable efforts to adhere to the following: the parties shall set forth in revised Development Plans (mutually agreed to by the parties from time to time by written agreement) a product feature summary outlining the functionality intended to be included in the versions of the Oracle Solution Suite specified. Included with such product feature summary shall be a schedule of estimated dates for release of the versions of the Oracle Solution Suite specified. If, at the time of preparation for any release of a version of the Oracle Solution Suite (each, a "Pending Suite Release"), ISI Member's version of the ISI Member Programs does not meet the required specifications for such programs as set forth in the product feature summary for the relevant Pending Suite Release, then Oracle shall have the right to release the Pending Suite Release with the previously released version of the ISI Member Programs. When ISI Member's version of the ISI Member Programs does meet the required specifications for such programs as set forth in the product feature summary for the relevant Pending Suite Release, then Oracle may thereafter release such version of the ISI Member Programs in a "prime" release following the relevant Pending Suite Release but prior to the next version of the Oracle Solution Suite scheduled on the product feature summary.

3.4   PROGRAM COMPETITIVENESS

      If at any time Oracle believes that any ISI Member Program or ISI Member believes that any Oracle Program is inferior in any material respect to any competing third-party product, the party so believing may commission, at its expense, a review of the other party's allegedly inferior program by three (3) industry analysts, one of which will be selected by ISI Member, one of which will be selected by Oracle, and one of which will be selected by agreement of ISI Member and Oracle. If at least two (2) of such three

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

      (3) industry analysts agree in writing that such program is inferior in any material respect to a competing third-party product, the commissioning party shall so notify the other party in writing and, within sixty (60) days after such notice, the other party shall deliver to the commissioning party a detailed written plan for correction of such deficiency(ies). After agreement on such plan by the parties, the non-commissioning party shall have one hundred eighty (180) days to correct the deficiency(ies) pursuant to the plan, subject to acceptance by the commissioning party. In the event the non-commissioning party objects to the terms of such written plan for correction and fails to materially comply with its obligations under such plan, the other party shall be entitled to terminate this Agreement and the provisions of Section 9.3 will apply; provided that, such failure shall not be deemed a material breach of this Agreement. Any dispute arising under this Section 3.9, including any dispute over the acceptability of a plan or deliverable required under this Section, shall be referred to dispute resolution under Section 2.5 (Dispute Resolution).

3.5   NEW DEVELOPMENT COMMITMENTS

      In the event Oracle believes that it is appropriate that a modification, enhancement, localization or extension (which is not specified in the Development Plan) be incorporated into the supported ISI Member Program, then:

      a. ISI Member shall have the right to undertake such development commitment pursuant to an amendment to the Development Plan.

      b. If ISI Member elects not to undertake such development commitment, and such modification, enhancement, localization or extension goes to the core ISI Member Program and cannot readily be separated from such Program without requiring re-coding of any portion of the Program, then Oracle, only with ISI Member's prior written consent and subject to the provisions of this Agreement related to ownership, may develop or fund development of such modification, enhancement, localization or extension to ISI Member Program and license it to existing and prospective Customers. In the event ISI Member provides such consent and Oracle performs or funds such development, Oracle shall be entitled to recover its investment in such development [ * ]. Oracle shall have the right to offset such amounts against the sublicense and technical support fees payable to ISI Member hereunder; provided, however, that the rate of such offset shall be as agreed to by the parties in a schedule at the time ISI Member provides consent to Oracle for the relevant development commitment.

      c. If ISI Member elects not to undertake such development commitment, and such development (i) is a "bolt-on" which can readily be separated from the ISI Member Program and (ii) does not contain the same functionality of the ISI Member Program(s) which it modifies, localizes, enhances or extends, then Oracle, without ISI Member's consent, (x) shall have the right to develop such development to the ISI Member Program, (y) shall retain ownership of the Intellectual Property Rights in such bolt-on, and (z) shall have the right to license it to existing and prospective Customers. In the event that the creation of the foregoing bolt-on by Oracle requires the creation of an application programming interface ("API") or the creation of changes to an ISI Member Program, then Oracle shall so notify ISI Member and ISI Member agrees at its own expense to use commercially reasonable efforts to create the necessary API or to create the changes to the applicable ISI Member Program. ISI Member shall own all Intellectual Property Rights in the API and the changes made to the ISI Member Program. If such development (i) is a "bolt-on" which can readily be separated from the ISI Member Program but (ii) contains the same functionality of the ISI Member Program(s) which it modifies, localizes, enhances or extends, then, prior to Oracle developing such bolt-on, Oracle shall first offer to ISI Member the right to develop such development to the ISI Member Program. If ISI Member undertakes such development commitment, ISI Member shall retain ownership of the Intellectual Property Rights in such bolt-on. If ISI Member elects not to undertake such development commitment then Oracle
             (x) shall have the right to develop, (y) shall retain ownership of the Intellectual Property Rights in such bolt-on, and (z) shall have the right to license it to existing and prospective Customers. In the event that the creation of the foregoing bolt-on by Oracle requires the creation of an API or the creation of changes to an ISI Member Program, then Oracle shall so notify ISI Member and ISI Member agrees at it own expense to use commercially reasonable efforts to

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             create the necessary API or to create the changes to the applicable
             ISI Member Program. ISI Member shall own all Intellectual Property Rights in the API and the changes made to the ISI Member Program.
             In the event Oracle exercises its right in accordance with the foregoing and ISI Member develops such development to the ISI
             Member Program for Oracle at Oracle's expense, then Oracle shall be entitled to recover its investment in such development [ * ].
             Oracle shall have the right to offset such amounts against the sublicense and technical support fees payable to ISI Member hereunder; provided, however,that the rate of such offset shall be as agreed to by the parties in a schedule at the time ISI Member elects not to undertake such development commitment.

3.6   RIGHT TO ADD NEW ISI MEMBER PROGRAMS

      If either party makes generally available after the Effective Date any software which is not listed in a Target Market Addendum and which the parties agree falls within the scope of business functionality or requirements addressed under such Target Market Addendum, such software shall be added to that Target Market Addendum unless the other party objects. The addition of such software shall be subject to the sublicense fee provisions of this Agreement. The party adding the software shall promptly deliver to the other all materials required under Section 7.2 (Development, Technical Support, Training, Demonstration, Consulting License To Oracle), and the parties shall promptly amend the Development Plan and Sales Plan accordingly. Upon addition to the Target Market Addendum of any such software, if such software is software of the ISI Member, then such software shall be deemed "ISI Member Programs" for all purposes of this Agreement and all provisions of this Agreement shall automatically apply to such software, except that Exhibit J shall be amended upon addition of the software to the target Market Addendum to provide the applicable minimum sublicense fee for such software.

3.7   STATEMENTS OF WORK

      In implementing the development activities contemplated by the parties under the Development Plan set forth in the Target Market Addendum, the parties agree to use statements of work. The parties shall specify in each such statement of work provisions such as, but not limited to, the scope of development activities for the relevant development project, the parties' personnel who will manage the relevant development project and the time frame for completion of the relevant development project. A form of Statement of Work is attached hereto as Exhibit C.

ARTICLE IV - SALES COOPERATION

4.1  SALES MODEL

     4.11    Definitions.

             a. Joint Sale. A "Joint Sale" means a sale in which Oracle or a Distributor provides an account manager, and ISI Member provides an application sales representative and an application sales consultant for the ISI Member Program. Oracle or its Distributor will manage, lead and be the single point of Customer contact for all Joint Sales.

             b. Supported Sale. A "Supported Sale" means a sale in which Oracle or a Distributor provides an account manager, an application sales representative and an application sales consultant, and ISI Member provides technical assistance for the ISI Member Program. In the case of excessive Customer requests, the level of technical assistance shall be determined jointly by the parties. Oracle or its Distributor will manage, lead and be the single point of Customer contact for all Supported Sales. The parties intend that the Supported Sale model reflect Oracle's attainment of the ability to sell licenses for and demonstrate the Oracle Solution Suite in a self-sufficient manner.

      4.1.2 Designation of Sales as Joint Sales or Supported Sales. All sublicenses of an ISI member Program by Oracle or a Distributor shall be deemed Joint Sales unless (a) the parties agree to move to the Supported Sales model as such move is described below or (b) the parties agree otherwise on a case by case basis in writing (e.g., letter, email, etc.). At any time after the Effective Date of this Agreement, ISI Member may notify Oracle in writing that ISI Member

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             desires to move to a Supported Sales model. If Oracle agrees in writing to such a move, then on and after the "move" date specified in Oracle's notice (a) all sublicenses of an ISI Member Program by Oracle or a Distributor shall be deemed Supported Sales, (b) there shall be no exceptions except by advance written agreement of the parties and (c) ISI Member shall not be required to provide application sales representatives or application sales consultants for the ISI Member Program. If Oracle does not agree to such a move, then all sublicenses of an ISI Member Program by Oracle or a Distributor shall remain deemed Joint Sales. In the Supported Sales model, unless the parties agree otherwise (including any agreement on a different royalty payment for the applicable transaction) on a case by case basis in writing (e.g., letter, email, etc.), ISI Member shall not be required to provide application sales representatives or application sales consultants for the ISI Member Program.

4.2   ORACLE SOLE POINT OF CUSTOMER CONTACT
      The parties agree that, in order to promote consistency and minimize the number of sales calls on each Customer, Oracle shall be the sole point of Customer contact during the initial sales process for all Oracle Solution Suite licenses, including all ISI Member Program licenses for use with the Oracle Solution Suite, in the Target Market. Oracle shall be the sole point of Customer contact for all technical support, consulting and training and education services in connection with such licenses. ISI Member may contact a Customer after the initial sales process and may sell any of ISI Member's products and services (including the ISI Member Programs) directly to that Customer without the consent of, or liability to, Oracle.

4.3   SALES FORCE QUOTA/COMPENSATION
      Each party shall assign revenue quotas to its sales force. The compensation plan used by each party for its sales force (for both licences and the first year of Technical Support services) shall neither favor nor disfavor sales by Oracle of the Oracle Solution Suite with respect to other products sold or licensed by Oracle. ISI Member will implement a compensation plan that complies with the foregoing sentence within sixty (60) days of the Effective Date of this Agreement.

4.4   RULES OF ENGAGEMENT
      Notwithstanding any provision to the contrary in this Agreement, the parties agree to abide by the following rules of engagement:

      a. Jointly Pursued Deals That End Up Being Licensed To a Customer by ISI Member. If, after the parties have pursued a Customer as a Joint Sale (including having performed a joint entry presentation to the applicable Customer), the Customer decides to license the ISI Member Program(s) from ISI Member, Oracle agrees that ISI Member may license the applicable ISI Member Program(s) to such Customer only after following the provisions of Section 4.4.b below (Disengagement). After ISI Member has followed the provisions of such section, and if the applicable Customer still wants to license the ISI Member Program(s) from the ISI Member, then ISI Member shall have the right to license the applicable ISI Member Program(s) to such Customer provided that ISI Member pay to Oracle a sublicense fee based upon the Joint Sales model [ * ] according to the payment terms of the BAP Agreement (as defined below); or, in lieu of payment, if the parties agree, Oracle may offset such amount(s) against sublicense fees owed by Oracle to ISI Member under this Agreement. For purposes of this Section, "net customer license fees" means license fees actually received by ISI Member from the customers described in this Section 4.4.a for licenses of the ISI Member Programs, net of (i) any return adjustments (which shall not include returns made by customers more than one year following the date of the original license to the applicable customer) and (ii) sales, use or other taxes paid.

      b. Disengagement. If, after the parties have pursued a Customer with Oracle in the managing/lead position during the potential transaction, the Customer decides to license the ISI Member Program(s) from the ISI Member, prior to ISI Member licensing the applicable ISI Member


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            Program(s) to such Customer, ISI Member agrees to make good faith efforts to first set up a meeting among Oracle, ISI Member and the Customer to discuss with the Customer the value of Oracle's participation. If the Customer does not want to attend a meeting with Oracle and ISI Member, or, if after the meeting the Customer still wants to license the ISI Member Program(s) from the ISI Member, then ISI Member shall have the right to license the applicable ISI Member Program(s) to such Customer provided that ISI Member pay to Oracle a sublicense fee based upon the Joint Sales model [ * ] according to the payment terms of the BAP Agreement (as defined below); or, in lieu of payment, if the parties agree, Oracle may offset such amount(s) against sublicense fees owned by Oracle to ISI Member under this Agreement. Notwithstanding any other provision in this Section, in the event that Oracle is not providing Technical Support services for the ISI Member Program(s) to such Customer, then ISI Member shall pay to Oracle a sublicense fee based upon the Joint Sales model [ * ] according to the payment terms of the BAP Agreement or, in lieu of payment, if the parties agree, Oracle may offset such amount(s) against sublicense fees owed by Oracle to ISI Member under this Agreement. In the event the parties have pursued a Customer as a Joint Sale and the sales cycle has not yet moved to Step 4 or beyond as further described on Exhibit P hereto and the parties have completed the disengagement process described above, ISI Member shall not be obligated to pay to Oracle any sublicense fee if the Customer licenses the ISI Member Program(s) from the ISI Member.

     c. Joint Planning and Communication. In addition to other meetings between the parties as set forth in this Agreement and the relevant Target Market Addendum, Oracle and ISI Member agree to a scheduled sales planning calendar (i.e., at least bi-weekly) to ensure that all opportunities are properly addressed and any issues are raised and dealt with quickly. Oracle will provide detailed deal updates as a part of the standard forecasting process. The heads of sales in both parties' organizations will lead this effort. Oracle and ISI Member intend to compensate their sales organizations in a manner that will effectuate the intent of the provisions of this Section
            4.4. The parties will mutually agree to a list of customers that ISI Member may pursue without involvement of Oracle.

ARTICLE V -- SERVICES AND TRAINING

5.1. SERVICES SUBCONTRACT AGREEMENT

     Any cooperative provision of implementation services by the parties shall be subject to the Services Subcontract Agreement attached as Exhibit D (Services Subcontract Agreement) hereto, except as otherwise agreed by the parties in writing. Such Services Subcontract Agreement is deemed executed by virtue of execution of this Agreement. The parties may agree to attach addenda to such Services Subcontract Agreement to address local country legal issues where services are to be performed outside the United States.

5.2  METHODOLOGY

     Oracle shall provide ISI Member with access to its Application Implementation Method ("AIM"). Oracle grants to ISI Member a worldwide, nontransferable, nonexclusive, royalty-free license to use AIM for all ISI Member products both inside and outside the Target Market. Oracle considers AIM to be highly confidential and to contain proprietary and trade secret information of Oracle. In addition to ISI Member's obligations under
     Section 11.1 (Nondisclosure), ISI Member agrees that AIM software and documentation will be kept and used only at ISI Member's facilities and at locations where ISI Member is providing implementation services to its customers (including Oracle Solution Suite Customers).

5.3  TRAINING

     As part of the Target Market Addendum, the parties shall develop a training plan addressing curriculum and revenue sharing. In addition, ISI Member and Oracle agree to work together to create integrated demonstrations within sixty (60) days of the Effective Date for the purposes of demonstrating the ISI

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      Member Programs and the Oracle Programs to potential Customers of the
      Oracle Solution Suite in the Target Market.

5.4   CONSULTING

      Oracle's profit margin on each consulting engagement entered into for implementation services for the Oracle Solution Suite when acting as a prime contractor pursuant to a signed subcontract order between the parties shall be [ * ]

ARTICLE VI - TECHNICAL SUPPORT

6.1   TECHNICAL SUPPORT FOR ORACLE SOLUTION SUITE

      ISI Member shall provide second-line support to Oracle for the ISI Member Programs at the services levels described in the Service Level Agreement attached hereto as Exhibit E (Service Level Agreement). Oracle shall (a) provide first-line support (as further described on Exhibit E) to Customers for the Oracle Solution Suite (including the ISI Member Programs) in accordance with Oracle's then-current Technical Support policies, and route problems concerning the ISI Member Programs or other ISI Member products which Oracle is unable to resolve quickly to ISI Member for resolution; and (b) provide ISI Member with access to Oracle's support practices and systems.

6.2   TECHNICAL SUPPORT FOR ISI MEMBER PROGRAMS

      ISI Member shall provide Technical Support services for the ISI Member Programs to Customers who license the ISI Member Programs directly from ISI Member, and to Customers who acquire sublicenses for the ISI Member Programs from Oracle, who request such services. Oracle shall have no obligation to provide Technical Support services for any ISI Member products except the ISI Member Programs which are sublicensed to Customers by Oracle and for which those Customers request Technical Support services from Oracle.

6.3  BUG FIXES

      ISI Member shall provide bug-fixes and patches for the ISI Member Programs in a manner consistent with mutually agreed support practices and systems. Oracle shall provide bug-fixes and patches for the Oracle components of the Oracle Solution Suite in a manner consistent with Oracle's then-current support practices and systems.



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6.4   INTERNAL DEVELOPER TECHNICAL SUPPORT

      During the term of this Agreement, Oracle shall provide Silver Technical Support services for the Oracle Programs to ISI Member internal development personnel, and ISI Member shall provide Silver Technical Support services (or ISI member equivalent support offering) for the ISI Member Programs to Oracle internal development personnel, in connection with Oracle Solution Suite development activities. ISI Member shall designate one (1) support person and one (1) developer as its sole liaison and Technical Support Contact. Oracle shall designate one (1) support person and one (1) developer as its sole liaison and Technical Support Contact. Each party shall notify the other whenever its designated Technical Support Contact responsibilities are transferred to another developer. For any Technical Support Updates to the Oracle Programs or ISI Member Programs, each party shall ship to the other one Technical Support Update copies for each operating system. Oracle's current Technical Support Policies are attached hereto as Exhibit N (Oracle Technical Support Policies).

6.5   EXTENDED SUPPORT

      Each party shall provide Technical Support services for the release of its respective programs included in the current release of the Oracle Solution Suite as well as for the release just prior to the current release. Technical Support for the prior release shall be provided for a minimum of three years from the date that the current release is made available. For example, the parties shall support product release number 2.2 at a minimum for a period of three years following the release of product release number 2.3. Nothing in this Section shall limit Oracle's right to provide Technical Support services for the Oracle Solution Suite under the terms of this Agreement.

ARTICLE VII - LICENSES GRANTED

7.1   LICENSE TO ISI MEMBER

      Oracle shall license Oracle Programs to ISI Member for the purposes of development and marketing support as specified in the Business Alliance Program Agreement between the parties dated October 28, 1996 (the "BAP Agreement"). Oracle grants to ISI Member a nontransferable license to reproduce, install and use the Oracle Programs and the ISI Co-Member Programs, including Updates for both of the foregoing, for the purpose of enabling ISI Co-Member to perform its technical support responsibilities under this Agreement.

7.2 DEVELOPMENT, TECHNICAL SUPPORT, TRAINING, DEMONSTRATION, CONSULTING LICENSE TO ORACLE

      ISI Member shall deliver to Oracle promptly after the Effective Date a complete copy of the Object Materials, Source Materials, Developer Materials and Documentation for ISI Member Programs to be used by Oracle solely in accordance with the terms and conditions of this Agreement. ISI Member shall use commercially reasonable efforts to deliver to Oracle a complete copy of any Update of an ISI Member Program, including a complete set of the Object Materials, Source Materials, Developer Materials and Documentation for such Update, thirty (30) days before any beta release or ninety (90) days before any production release to a third party of such Update (whichever is earlier). Subject to Oracle's compliance with the terms and conditions contained in Sections 7.2, 7.3 and Article VIII, ISI Member grants to Oracle:

      a. a worldwide, royalty-free, non-exclusive right and license to execute, copy, reproduce, display, perform, modify, develop, translate, create derivative works based on or otherwise use, change and/or maintain the Source Materials and Developer Materials solely for the purposes of (i) integrating and testing the ISI Member Programs with the Oracle Programs to create the Oracle Solution Suite, (ii) subject to the provisions of Section 7.9 below, creating customization for Customers under consulting agreements, and (iii) providing Technical Support services in accordance with the provisions of this Agreement; and

      b. a worldwide, royalty-free, non-exclusive, nontransferable right and license to execute, copy, reproduce, display and perform the Object Materials solely for the purpose of enabling Oracle to perform demonstrations (and allowing its Distributors to demonstrate) the ISI Member Programs

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

             in conjunction with sales presentations for the Oracle Solution Suite, to provide training in accordance with the Training Plan contained in the Target Market Addendum and to provide education services in accordance with Section 8.3.

7.3   SUBLICENSING LICENSE

      7.3.1 Nonexclusive Right to Sublicense ISI Member Programs Throughout Territory. Subject to Oracle's compliance with the terms and conditions contained in Sections 7.2, 7.3 and Article VIII, ISI Member grants to Oracle a worldwide, nonexclusive, nontransferable license to market, reproduce and grant sublicenses for the ISI Member Programs (Including Documentation therefor) solely (a) as part of the Oracle Solution Suite or (b) as a Point Solution solely in those instances where Oracle reasonably believes that the Customer will purchase a license for more than one module of the Oracle Solution Suite. If ISI Member believes at any time that Oracle has sublicensed the ISI Member Programs as a Point Solution to an entity that does not intend to license the Oracle Solution Suite, the parties shall work diligently and in good faith to resolve the dispute in accordance with Section 2.5 (Dispute Resolution) (in no event shall ISI Member raise this Issue with a Customer).

      7.3.2 Nonexclusive Right to Sublicense Others ISI Member Products Throughout Territory. If ISI Member approves in advance via written document (e.g., letter, email, etc.), ISI Member grants to Oracle a nonexclusive, nontransferable license to market, reproduce and grant sublicenses for ISI Member products (including documentation therefor) other than the ISI Member Programs throughout the Territory for use in all operating environments for which such ISI Member products are available, provided such sublicensing right shall apply only in cases where a Customer or potential Customer has specifically requested the right to acquire a license for such ISI Member products directly from Oracle. Any such sublicenses shall be subject to the terms of this Article and of Article VIII
             (Fees) to the extent relevant for the purpose of Oracle's sublicensing and provision of technical support services to the applicable Non-Target Customer, unless otherwise agreed to by the parties in writing.

      7.3.3 Trial Sublicenses. ISI Member grants to Oracle non-exclusive, nontransferable license to grant, at no charge, trial sublicenses so that Oracle's prospective Customers may have the opportunity to evaluate the ISI Member Programs, consistent with Oracle's policies for granting trial licenses for its own applications programs. Oracle's standard policy is to offer 30-day trial licenses under Oracle's standard Trial License Agreement. Under such standard agreement, at the end of the trial term the prospective Customer must either purchase a license for the software or return the software. If ISI Member is requested to provide consulting services and/or technical support services for a trial license for a Customer, ISI Member shall be compensated for such services pursuant to the terms of this Agreement.

      7.3.4 Shipment Right. Where Oracle or a Distributor grants a license to a Customer for an ISI Member Program, Oracle or the Distributor shall have the sole and exclusive right to ship copies of the ISI Member Programs to such Customer pursuant to such license. ISI Member retains all other rights to ship copies of ISI Member Programs. Oracle shall be responsible for manufacturing all copies of ISI Member Programs to be shipped by Oracle pursuant to this Section. On an exception basis, ISI Member may ship copies of ISI Member Programs to Customers pursuant to ISI Member Program licenses granted by Oracle, subject to Oracle's prior written consent in each instance; such consent shall not be unreasonably withheld where Oracle is unable to ship copies of ISI Member Programs quickly enough to meet a Customer's requirements.

      7.3.5 Relicensing Right. If Oracle does not receive license fees from a Customer (the "Defaulting Customer") due to the Defaulting Customer's refund, Oracle shall have the right to sublicense the same quantity of licenses to other Customers (the "Substitute Customers") provided that (a) the total license fees payable by such Substitute Customers is equal to the amount of the original license fees due by the Defaulting Customer; (b) the Defaulting Customer's license shall have been terminated by Oracle; and (c) ISI Member is provided with information concerning such relicensing. If Oracle sublicenses such Defaulting Customer licenses to Substitute Customers for total license fees (the "Actual Fees") greater than those fees would have been for the Defaulting


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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

             Customer (the "Original Fees"), then ISI Member shall receive the applicable Sublicense Fee for the difference between the Actual Fees and the Original Fees.

7.4   TERMS FOR DIRECT LICENSES TO CUSTOMERS

      Each license by Oracle or its Distributions to a Customer for the Oracle Solutions Suite or a Point Solution shall be governed by a written license agreement conforming in all material respects with Oracle's then standard Software License and Services Agreement and which agreement shall protect ISI Member's proprietary rights to the same extent as the terms and conditions of this Agreement.

7.5   DISTRIBUTORS

      ISI Member grants Oracle the right to authorize Distributors to market, sublicense and provide services in connection with the ISI Member Programs in the Territory under the terms of this Agreement, including the right to authorize their Distributors to exercise the same rights. Oracle agrees to notify ISI Member when it authorizes Distributors to sublicense any of the ISI Member Programs in the Territory under the terms of this Agreement (including the name and territory of such Distributors) and ISI Member shall be permitted to notify the owners of Other Party Materials of the identities of the Distributors which Oracle authorizes to sublicense any of the ISI Member Programs. In no case shall any Distributor have the right to obtain Developer Materials for, or develop on, the ISI Member Programs without ISI Member's prior written consent.

7.6   TRADEMARKS

      Oracle and its Distributors are entitled to market, reproduce, distribute and sublicense the ISI Member Programs under Oracle trademarks; provided, however, that Oracle will, whenever the ISI Member Programs are referenced, use those ISI Member trademarks and trade names relating to the applicable ISI Member Programs in any advertising, marketing or technical or other materials related to the ISI Member Programs. Such use shall be in accordance with ISI Member's trademark guidelines, a current copy of which is attached hereto as Exhibit M, and ISI Member shall provide revised copies of such to Oracle when updated by ISI Member. ISI Member grants to Oracle and its Distributors a nonexclusive, fully paid-up license to use in connection with marketing, distributing, sublicensing and providing training for the ISI Member Programs the product names and trademarks used by ISI Member to identify the ISI Member Programs, and to use such product names and trademarks with Oracle trademarks in a manner that identifies such products as parts of the Oracle product set.

7.7   ARCHIVAL COPIES

      Each party shall have the right to copy for archival or backup purposes the software licensed to it under this Article VII (Licenses Granted);
      no other copies shall be made without the licensing party's prior written consent, except as expressly authorized herein. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the software are subject to the terms of this Agreement.

7.8   NO REVERSE ENGINEERING

      Nether party shall cause or permit the reverse engineering, disassembly or decompilation of any Object Materials licensed or sublicensed to it by the other party under this Agreement.

7.9   OWNERSHIP

      a. ISI Member shall retain all right, title and interest to the Intellectual Property Rights in the ISI Member Programs. Oracle shall retain all right, title and interest to the Intellectual Property Rights in the Oracle Programs. Subject to the provisions of this
           Section 7.9 and unless otherwise specified in this Agreement, the parties intend that ISI Member shall own all right, title and interest in and to any and all modifications, enhancement, corrections or any other derivative works based on the ISI Member Programs which are created by Oracle ("Oracle Enhancements").
           Oracle hereby assigns all right, title and interest in and to any Oracle Enhancements and the Intellectual Property Rights therein to ISI Member.

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      b.     Notwithstanding any provision to the contrary in this Agreement, the parties agree to the following: ISI Member agrees that, subject to the terms and conditions of this Section, Oracle shall have the right to assign to Customers all of ISI Member's right, title and interest in and to all copyrights in the Contract Property (as defined below) developed by ISI Member and/or Oracle under the applicable subcontract order; (a) provided that, Customer shall be expressly prohibited from distributing the Contract Property (in its original form or as modified by Customer) and expressly limited to using the Contract Property for internal purposes only; (b), provided further that, ISI Member retain the irrevocable, worldwide and freely transferable right to execute, copy, reproduce, display, perform, modify, develop, translate, create derivative works and distribute the Contract Property and works that are substantially similar to the Contract Property, including similar in function, structure, sequence, or organization of the Contract Property; and,
             (c) provided further that, Oracle retain the worldwide, non-transferable right to execute, copy, reproduce, display, perform, modify, develop, translate, create derivative works and distribute the Contract Property and works that are substantially similar to the Contract Property, including similar in function, structure, sequence, or organization of the Contract Property, solely in context of providing customization services to individual Customers. Oracle shall not be entitled to make the Contract Property or substantially similar works generally commercially available in the form of a product or otherwise. "Contract Property" shall mean those deliverables developed solely for a Customer by Oracle or ISI Member under a subcontract or other order, except for any ISI Member Work(s) that may be developed or that may be embodied in any deliverable under a subcontract or other order. "ISI Member Work(s)" shall mean: (a) the ISI Member Programs or any other software progam(s) and documentation owned or distributed by ISI Member; (b) any ISI Member CASE-generated subroutines that are used in developing or that are embodied in the Contract Property (excluding any Customer confidential information); and (c) any tools or utilities developed by or on behalf of ISI Member. ISI Member shall retain all right, title and interest, including all copyrights, in any ISI Member Work(s). ISI Member agrees that Oracle shall have the right to grant to the applicable Customer a non-exclusive, nontransferable, royalty free, perpetual internal use license to use the specified ISI Member Work(s) as incorporated into the Contract Property, and grants to Oracle a worldwide, non-exclusive, non-transferable, royalty free, perpetual license to use only internally and in the context of providing customization and consulting services to Customers such ISI Member Work(s) as incorporated into the Contract Property; however nothing in this paragraph shall be construed to expand the Customer's right to use Programs licensed to it under this Agreement or another separate license agreement.

      c. Oracle agrees that ISI Member shall have the right to access the repository of Oracle Consulting Services ("OCS") for the purposes of examining undocumented code related solely to the ISI Member Programs and deposited therein by OCS consultants. In addition, upon the request of ISI Member, Oracle shall make available to ISI Member access to undocumented code created by OCS consultants for specific Customers (which Customers shall be specified by ISI Member to Oracle) even if such undocumented code has not been placed in such repository.

7.10  THIRD PARTY MATERIALS

      ISI Member shall have sole responsibility for payment of all royalties and other charges with respect to third party materials (including without limitation, Other Party Materials) included in the ISI Member Programs, if any. Oracle shall have no obligation to pay or account for such royalties or other charges. In the event Oracle creates a retail specific data warehouse product as a substitute to the Retek Data Warehouse module (utilizing the technology provided by MicroStrategy, Inc.) and offers such substitute product to Customers in connection with any component or module of the Oracle Solution Suite, Oracle shall promptly notify ISI Member. Oracle acknowledges that in such case ISI Member may terminate by written notice Oracle's right to grant sublicenses of the portion of the Retek Data Warehouse module provided by MicroStrategy, Inc.


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7.11  LICENSE OF INTELLECTUAL PROPERTY RIGHTS

      Each party grants to the other a nonexclusive, nontransferable and paid-up license to all Intellectual Property Rights necessary to use the software, documentation and other materials licensed by the granting party to the other under this Agreement for the limited purposes stated herein; such Intellectual Property Rights are included in the licenses granted under this Agreement.

7.12  NO SERVICE BUREAU USE

      Notwithstanding any provision to the contrary in this Agreement, Oracle shall not have the right to use or sublicense the ISI Member Programs for use in a service bureau without ISI Member's prior written consent. If such consent is granted, the parties must also agree on the licensing terms and pricing terms for such use.

ARTICLE VIII - FEES

8.1   SUBLICENSE FEES

      8.1.1 Definition of Net Customer License Fees. "Net Customer License Fees" shall mean license fees actually received by Oracle from its Customers and from its Distributors for sublicenses of ISI Member Programs, net of (i) any uplift charged by Oracle to cover its warranty costs associated with the ISI Member Programs, (ii) any return adjustments (which shall not include returns made by Customers more than one year following the date of the original sublicense to the applicable Customer) and (iii) sales, use or other taxes paid. In the event that Oracle or its Distributor grants sublicenses for ISI Member Programs with Oracle product licenses for a single price, Net Customer License Fees shall equal the total license fees actually received by Oracle for such transaction (net of (i) any uplifts charged by Oracle to cover its warranty costs associated with the ISI Member Programs, (ii) any return adjustments and (iii) sales, use or other taxes paid) multiplied by a fraction A/(A+B), where A equals the list price of the ISI Member Programs sublicensed separately and B equals the list price of the Oracle products. If license fees for the ISI Member Programs are not distinguishable from the license fees for Oracle products that are part of the deal, the Net Customer License Fees for the ISI Member Programs shall be based on the fee allocation agreed to by Oracle and the Customer for the products specified in the deal or on the fee allocation made by Oracle's internal procedures, provided such allocation reasonably reflects the relative value of the ISI Member Programs and the Oracle products. Oracle and ISI Member agree that (a) for the period starting with the Effective Date and ending on the date one year from the Effective Date, [*] of the license fees actually received by Oracle from its Customers and from its Distributors for sublicenses of ISI Member Programs unless otherwise agreed by the parties in writing (e.g., letter, email, etc.) for a particular transaction, and (b) for the period starting with the date one year from date of the Effective Date and throughout the remainder of the Term, [*] of the license fees actually received by Oracle from its Customers and from its Distributors for sublicenses of ISI Member Programs unless otherwise agreed by the parties in writing (e.g., letter, email, etc.) for a particular transaction.

      8.1.2  Amount of Net Customer License Fees Payable

             a. Joint Sales. For each sublicense by Oracle or a Distributor of an ISI Member Program in the Target Market until the Supported Model takes effect (if at all), which is deemed to be a Joint Sale pursuant to Section 4.1 (Sales Model), (i) for the period starting with the Effective Date and ending six months after the Effective Date of this Agreement (the "Six-Month Period"). Oracle shall pay to ISI Member a Sublicense Fee equal to [*] of the Net Customer License Fees Oracle receives for such sublicense, (ii) for the period after the Six-Month Period, Oracle shall pay to ISI Member a Sublicense Fee equal to [*] of the Net Customer License Fees Oracle receives for such sublicense. In no case, however, shall such Sublicense Fee be less than the amount specified on Exhibit J (Minimum Sublicense
                 Fees), except as the parties may agree in writing (e.g., letter, email, etc. between Bob Tuttle or Gordon

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                 Masson for ISI Member and Jim Mattecheck or Mary-Lou Smulder
                 for Oracle) on a case-by-case basis.

             b. Supported Sales. For each sublicense by Oracle or a Distributor of an ISI Member Program after conversion to the Supported Sales model pursuant to Section 4.1 (Sales Model), Oracle shall pay to ISI Member a Sublicense Fee equal [*] of the Net Customer License Fees Oracle receives for such sublicense. In no case, however, shall such Sublicense Fee be less than the amount specified on Exhibit J (Minimum Sublicense Fees), except as the parties may agree in writing (e.g., letter, email, etc. between Bob Tuttle or Gordon Masson for ISI Member and Jim Mattecheck or Mary-Lou Smulder for Oracle) on a case-by-case basis.

             c. Pre-ISI Sales. Notwithstanding any other provision of this Agreement (including without limitation Sections 8.1.2.a and b above) for each sublicense by Oracle or a Distributor of an ISI Member Program to the Pre-ISI Customers (defined below), Oracle shall pay to ISI Member a Sublicense Fee equal to [*] of the Net Customer License Fees and Net Customer Support Fees Oracle receives for such sublicense. For purposes of this Section, the "Pre-ISI Customers" are: (i) Family Dollar Stores, Inc., (ii) British Petroleum, and (iii) NTUC. For purposes of this Section, the term "Net Customer License Fees" shall not include any uplift charge by Oracle.

             d. Grandfathered Sales. During the period beginning with the Effective Date and ending six (6) months from the Effective Date (the "Grandfathered Period"), Oracle and its Distributors shall not have the right to sublicense an ISI Member Program or Program(s) to the Grandfathered Customers set forth on Exhibit K (Grandfathered Customers). After the expiration of the Grandfathered Period, Oracle shall have the right to sublicense the ISI Member Programs to the Grandfathered Customers subject to the terms of this Agreement. In the event that during the Grandfathered Period a Grandfathered Customer or Customer(s) wants to license the ISI Member Program(s) from Oracle instead of from ISI Member, then Oracle shall have the right to sublicense the applicable ISI Member Program(s) to such Grandfathered Customer(s) pursuant to an Oracle license agreement provided that Oracle pay to ISI Member a Sublicense Fee equal [*] of the Net Customer License Fees Oracle receives for such sublicense(s). Unless the parties agree otherwise on a case by case basis in writing (e.g., letter, email, etc.), the Sublicense Fee payable to ISI Member under this Section 8.1.2.d shall be as specified above in this Section.

             e. Change in Sublicense Fee. If ISI Member fails at any time after the Effective Date of this Agreement to respond and provide to Oracle any pre-sales assistance in response to a "qualified lead request" (as such term is defined below) for such assistance (including but not limited to the joint entry presentation specified in Section 4.4) within one week of ISI Member's receipt of the request, then notwithstanding any provision of this Agreement to the contrary (including but not limited to this Section 8.1), with respect to the transaction for which ISI Member failed to provide the requested assistance, Oracle shall pay to ISI Member a Sublicense Fee equal [*] of the Net Customer License Fees Oracle receives for the sublicense pursuant to that transaction. For the purpose of this Section, "qualified lead request" shall mean the process in the attached Exhibit P (Qualifying a Lead).

8.2   TECHNICAL SUPPORT FEES

      8.2.1. Definition of Net Customer Support Fees. "Net Customer Support Fees" shall mean fees actually received by Oracle from its Customers and from its Distributors for Technical Support services for ISI Member Programs, net of any cancellation adjustments and of sales, use or other taxes paid. In the event that Oracle or its Distributor sells Technical Support services for ISI Member Programs together with Technical Support services for Oracle products for a single price, Net Customer Support Fees shall equal the total fees actually received by Oracle for Technical Support for ISI Member Programs and Oracle products included in the transaction (net of any cancellation adjustments and of sales, use or other taxes paid) multiplied by a fraction A/(A+B),


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             where A equals the list fee for the applicable level of Technical
             Support for ISI Member Programs and B equals the list fee for the applicable level of Technical Support services for the Oracle products. If Technical Support fees for ISI Member Programs are not distinguishable from Technical Support fees for the Oracle products that are part of the deal, the Net Customer Support Fees for ISI Member Programs shall be based on the Technical Support fee alloca-tion agreed to by Oracle and the Customer for the products included in the deal or on the Technical Support fee allocation made by Oracle's internal procedures, provided such allocation reasonably reflects the relative value of the Technical Support for ISI Member Programs and the Technical Support for the Oracle products.

      8.2.2 Amount of Net Customer Support Fees Payable. Oracle shall pay to ISI Member an annual Technical Support Fee based on the Net Customer Support Fees received by Oracle from such Customer for such ISI Member Program(s). The amount of such Technical Support fee shall be as follows:

             a. Bronze. If the Customer purchases Bronze Technical Support Services from Oracle for the ISI Member Program(s), then the annual Technical Support Fee shall be [*] of the Net Customer Support Fees received by Oracle in connection with such ISI Member Program(s), but in no event less than [*] of the Minimum Sublicense Fees specified on Exhibit J.

             b. Silver. If the Customer purchases Silver Technical Support Services from Oracle for the ISI Member Program(s), then the annual Technical Support Fee shall be [*] of the Net Customer Support Fees received by Oracle in connection with such ISI Member Program(s) but in no event less than [*] of the Minimum Sublicense Fees specified on Exhibit J.

             c. Gold. If the Customer purchases Gold Technical Support Services from Oracle for the ISI Member Program(s), then the annual Technical Support Fee shall be [*] of the Net Customer Support Fees received by Oracle in connection with such ISI Member Program(s) but in no event less than [*] of the Minimum Sublicense Fees specified on Exhibit J.

             d. Other Packages. Where neither Bronze, Silver nor Gold Technical Support services are available, and the Customer purchases a different Technical Support package from Oracle for the ISI Member Program(s), then the annual Technical Support Fee shall be [*] of the Net Customer Support Fees received by Oracle in connection with such ISI Member Program(s). Oracle's current Technical Support Policies are attached hereto as Exhibit N (Oracle Technical Support Policies).

             e.   Initial 180-Day Period. Notwithstanding anything to the
                 contrary in this Agreement, during the period beginning with the Effective Date and ending six months from the Effective Date (the "Initial Support Period"): if the Customer purchases Technical Support Services from Oracle for the ISI Member Program(s), then the annual Technical Support Fee shall be (i) the applicable percentage specified above in this Section 8.2.2 (i.e., Sections 8.2.2.a and b) of the Net Customer Support Fees received by Oracle in connection with such ISI Member Program(s) plus [*] of the remaining percentage (for example, with respect to Silver Technical Support Services, the annual Technical Support Fee would be [*] of the Net Customer Support Fees received by Oracle in connection with such ISI Member Program(s) plus [*]. During the Initial Support Period the parties may mutually agree upon a fee split for Technical Support Services provided under Section 8.2.2 (c) and (d). At the end of the Initial Support Period Oracle's and ISI Member's Technical Support representatives (Randy Baker and Victor Holysh, respectively, or their designates) shall meet to determine whether or not the parties shall move to the payment amounts set forth above in this Section 8.2.2 (i.e., Sections 8.2.2.a, b, c and d); provided, however, that if such representatives (or their delegates) do not reach agreement after good faith discussions, then starting on the day after the end of the Initial Support Period, the amount of Technical Support fee payable shall be as set forth above in this Section (i.e., Sections 8.2.2.a, b, c and d).


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      8.2.3  Ramping. Notwithstanding Section 8.2.2 (Amount of Net Customer
             Support Fees Payable), where an agreement between Oracle and a Customer permits the Customer to pay Technical Support Fees to Oracle according to a ramped schedule, any Technical Support Fee payable by Oracle to ISI Member for an applicable ISI Member Program license shall be ramped accordingly. For purposes of this Section, the term "ramped," as used to describe a payment schedule, means that the amounts of such scheduled payments increased over time.

      8.2.4 Payment Terms. Each monthly payment under Section 8.5 (Payment, Reporting, Relicensing) shall contain either all, one-half, one-quarter, one-twelfth, or none of the annual Technical Support Fee payable to ISI Member for each applicable the ISI Member Program license, depending on whether the applicable Customer is obligated to pay Oracle annually, semiannually, quarterly or monthly for Oracle Technical Support services.

      8.2.5 Bundled Sales. In the event that Oracle or its Distributor grants sublicenses for ISI Member Programs with Oracle product licenses and Technical Support Services for a single price, Oracle shall pay ISI Member Technical Support Fees pursuant to this Section 8.2 unless otherwise agreed to in writing by the parties in advance.

8.3   EDUCATION/TRAINING FEES

      a. ISI Member Training. For each ISI Member training class which Oracle resells to a Customer, Oracle shall pay to ISI Member eighty-five percent (85%) of the applicable fees for such class as provided on Exhibit D hereto. Any ISI Member services hereunder shall be subject to a subcontract order described in and the form of which is attached to the Services Subcontract Agreement between the parties (Exhibit D hereto).

8.4   SUBLICENSE FEE LIMITATIONS

      No Sublicense Fee or other charge shall be payable by Oracle for any use of the ISI Member Programs or other ISI Member products by Oracle for product development or provision of consulting services, or for any use of the ISI Member Programs or other ISI Member products by Oracle or its Distributors for training; for demonstration licenses, trial licenses, or marketing activities; or as back-up copies.

8.5   PAYMENT; REPORTING; RELICENSING

      All fees payable described in this Article VIII shall be due and payable within thirty (30) days after the last day of the month in which the applicable Net Fees were received by Oracle. Within thirty (30) days of the last day of each month, Oracle shall send ISI Member a report detailing, for that month, the Sublicense Fees and Technical Support Fees due to ISI Member under this Agreement as a result of Oracle's and its Distributors' sublicensing activities under this Agreement.

8.6   RECORDS; AUDIT

      Oracle shall keep accurate books of account and records pertaining to its sublicense activities and revenues and the sublicense revenues from its Distributors. No more than once during any twelve (12) month period, ISI Member may, at its sole expense, employ an independent Certified Public Accountant who is not compensated based on the results of the audit, and who is acceptable to Oracle, to inspect such books of account and records upon reasonable notice to Oracle, and at a reasonable time during normal business hours for the purpose of verifying the Sublicense Fees and Technical Support Fees payable to ISI Member pursuant to this Agreement. Unless necessary to establish in a court of law the auditing party's right to payment of Sublicense Fees or Technical Support Fees hereunder (in which case the Certified Public Accountant shall request a protective order), such Certified Public Accountant shall hold all information obtained in strict confidence; shall not disclose such information to any other person or entity (except ISI Member) without Oracle's prior written consent; and shall not disclose to ISI Member any information regarding Oracle's business other than any noncompliance by Oracle with the fee payment provisions hereof.

      If an audit reveals that Oracle has underpaid fees to ISI Member, Oracle shall pay such underpaid fees to ISI Member within forty-five (45) days after the end of the then-current month plus interest on such underpaid fees at the then [*] for the period of time starting



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      when such underpaid fees were owed to the time when such underpaid fees are paid to ISI Member, if the underpaid fees exceed the greater of (a) [*] of the Sublicense Fees and Technical Support Fees paid or (b) [*] then Oracle shall also pay ISI Member's reasonable costs of conducting the audit up to maximum of [*] notwithstanding anything to the contrary in this Section.

8.7   CUSTOMER LICENSE FEE DISCOUNTS
      Except with ISI Member's prior written consent, Oracle shall not agree with a Customer in any transaction to a license fee discount that is greater for ISI Member Programs than for Oracle Programs included in the Oracle Solution Suite as part of the same transaction, where the discounts are calculated as a percentage of Oracle's then-current list license fees for the Oracle Solution Suite.

8.8   FREEDOM
      This Article VIII (Fees) shall govern only the fees payable by Oracle to ISI Member. Oracle and ISI Member shall each be free to determine unilaterally the pricing of all products (including without limitation the products described in this Agreement) and services that it provides directly to its customers and distributors.

ARTICLE IX - TERM AND TERMINATION

9.1   INITIAL TERM
      This Agreement shall become effective on the Effective Date and shall remain in effect for three (3) years thereafter, unless sooner terminated as specified below. This Agreement may be renewed by written agreement of the parties for successive three (3) year terms. At the end of the second year of each 3-year term, the parties shall jointly issue a memorandum of intent indicating whether or not they intend to renew this Agreement for an additional 3-year term. If a memorandum of intent is not jointly issued by the parties at such time, the term of this Agreement shall end at the end of the third year of the applicable term.

9.2   TERMINATION
      9.2.1 Termination for Cause. If either party materially breaches its obligations hereunder, then in addition to Oracle's termination rights under the Target Market Addendum (including but not limited to Section 6.d.iv.A (Failure to Deliver Critical Deliverables - Termination)) and any other termination rights of the parties set forth in this Agreement, the non-breaching party may terminate this Agreement with written notice unless, within sixty (60) days from the breaching party's receipt of written notice of such breach, such breach has been cured, or in the case of a breach that cannot with due diligence be cured within sixty (60) days, the breaching party has commenced with curing the breach during such sixty (60) day period and thereafter diligently prosecutes the same to completion.
      9.2.2 Causes. For purposes of this Section 9.2 only, "cause" shall include but not be limited to:
             a. Material breach of any material provision of this Agreement or of any Target Market Addendum, including any exhibit thereto.
             b. The filing of any voluntary or involuntary petition in bankruptcy, or any similar law, by or against a party, which is not dismissed within forty-five (45) days of filing.
             c. An infringement by either party of a third-party intellectual property right which impedes either party's ability to meet its obligations under this Agreement with respect to the Oracle Solution Suite or the ISI Member Programs, as specified in
                 Section 10.2 (Infringement Indemnity).
             The parties shall endeavour to resolve any dispute over whether a material breach or cause has occurred in accordance with Section
             2.5 (Dispute Resolution).
      9.2.3 Force Majeure. Neither party shall be liable to the other for failure or delay in the performance of a required obligation if such failure or delay is caused by a riot, fire, flood, explosion, earthquake or other natural disaster, government regulation, or other similar cause beyond such party's control, provided that such party gives prompt written notice of such condition and resumes its

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             performance as soon as possible, and provided further that the other party may terminate this Agreement if such condition continues for a period of one hundred eighty (180) days.

      9.2.4 Other Right to Terminate. In addition to the other rights to terminate set forth in this Agreement, either party shall have the right to terminate this Agreement at the following times and under the following conditions:

             a.  with respects to ISI Member:

             i. if, at the end of the fourth calendar quarter following the Effective Date, either (A) ISI Member's net license revenue growth (as defined and calculated in accordance with the terms and conditions set forth in Exhibit L (ISI Member Net Growth and Profit Margin)) for such period has [*] as compared to ISI Member's performance in the four calendar quarters immediately prior to such period or (B) ISI Member's profit margin (as defined and calculated in accordance with the terms and conditions set forth in Exhibit L (ISI Member Net Growth and Profit Margin)) for the four quarter period ending with the fourth calendar quarter following the Effective Date [*];

             ii. if, at the end of any calendar quarter after the fourth calendar quarter following the Effective Date and prior to the ninth calendar quarter following the Effective Date (the "Second Termination Period"), either (A) ISI Member's net license revenue growth for the applicable quarterly period has not increased [*] as compared to ISI Member's performance in the same calendar quarter of the previous year or (B) ISI Member's profit margin for the applicable quarterly period is less than [*]; provided, however, that with respect to the termination right of ISI Member under this Section 9.2.4.a.ii., ISI Member shall only have the right to raise the issue of termination based upon this Section with respect to two quarters during the Second Termination Period;

             b.  with respect to Oracle:

             i.  if, at the end of one year period following the Effective Date
                 (A) the results of Oracle's 1999 fiscal year (ending May 1999, "FY99") demonstrate that Oracle's FY99 reported net license revenue received from Oracle's sublicenses of the ISI Programs under this Agreement (net of sublicense fees paid to ISI Member and other uplift charges specified in this Agreement) is less than [*] license revenue received by Oracle from Customers); or
                 (B) the results of Oracle's FY99 demonstrate that Oracle's FY99 reported net license revenue received from Oracle's licenses of Oracle Application program(s) to Customers who have purchased prior to the applicable transaction or will purchase in the applicable transaction the Oracle Retail Solution Suite is less than [*]; or (C) Oracle's profit margin (as defined and calculated in accordance with the terms and conditions set forth in Exhibit O (Oracle Profit Margin)) for FY99 is less than [*];

             ii. if, at the end of any calendar quarter during the one year period starting the date one year from the Effective Date and ending the date two years from the Effective Date (the "Second Year"), (A) the results of Oracle's 2000 fiscal year (ending May 2000, "FY00") demonstrate that Oracle's FY00 reported net license revenue received from Oracle's sublicenses of the ISI Programs under this Agreement (net of sublicense fees paid to ISI Member and other uplift charges specified in this Agreement) is less than [*] in gross license revenue received by Oracle from Customers); or (B) if the results of Oracle's FY00 demonstrate that Oracle's FY00 reported net license revenue received from Oracle's licenses of Oracle Application program(s) to Customers who have purchased prior to the applicable transaction or will purchase in the applicable transaction the Oracle Retail Solution Suite is less than [*]; or (C) Oracle's profit margin (as defined and calculated in accordance with the terms and conditions set forth in Exhibit O (Oracle Profit Margin)) for FY00 is less than [*]; provided, however, that with respect to the termination right of Oracle under this Section 9.2.4.b.ii, Oracle shall only

      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                        Page: 21
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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                 have the right to raise the issue of termination based upon this Section with respect to two quarters during the Second Year.

             c. At the end of the Second Termination Period for ISI Member and at the end of the Second Year for Oracle, the parties shall decide on the standards for termination by each party under this Section 9.2.4 for the remainder of the Term; provided, however, that either party shall only have the right to exercise its termination right under this Section with respect to one quarter during the applicable termination period.

             d. Upon termination by either party under this Section 9.2.4, notwithstanding the provisions of Section 9.3.2, (x) Oracle shall have the right to exercise the rights specified in
                 Section 9.3.2 for six (6) months after the termination date and only with respect to a list of specified Customers (the "Post-Termination List"), which list Oracle shall provide to ISI Member within 45 days after the termination date; (y) the parties shall share the sublicense fees for sublicenses of the ISI Member Program(s) to Customers on the Post-Termination List according to the revenue splits in effect at the time of the applicable sublicense regardless of which party executes the agreement with the applicable Customer during that six (6) month period; and/or (Z) Oracle shall have the right to assign any ISI Member Program warranties and/or ISI Member Program technical support agreements outstanding with Customers to ISI Member and ISI Member shall, in the event that Oracle takes the foregoing action, fulfill the terms under Customer agreements with respect to the ISI Member Programs.

      9.2.5 Right to Terminate in Event of Merger or Acquisition. In addition to the other rights of termination set forth in this Agreement, Oracle shall have the right to terminate this Agreement in the event that there is a transfer of ownership of a majority of the outstanding voting shares and/or substantially all of the assets of ISI Member to any third party.

      9.2.6 Termination for Failure to Complete Target Market Addendum. In the event the parties are not able, after good faith negotiations, to agree on the terms and conditions of the Target Market Addendum within ninety (90) days of the Effective Date, then either party may terminate this Agreement without liability to the other party by giving written notice of termination to such party. In such event, the terms and conditions of Section 9.3 shall not apply.

9.3   RIGHTS UPON TERMINATION

      In the event of termination or expiration of this Agreement:

      9.3.1 Survival of Granted Sublicenses. All sublicenses of the ISI Member Programs granted to Customers before termination by Oracle or its Distributors shall survive and continue perpetually.

      9.3.2 Continuing Right to Grant Sublicenses. Unless ISI Member terminates this Agreement for cause, for a period of six (6) months following the termination of this Agreement, Oracle shall continue to have the right to sublicense the ISI Member Programs as part of the Oracle Solution Suite, and shall continue to have all rights hereunder reasonably necessary and ancillary to such sublicensing rights. Such sublicensing by Oracle shall be subject to Oracle's payment to ISI Member of the fee payable under the sales model (Joint Sale or Support Sale) in effect at the time of termination.

      9.3.3 Retention of ISI Member Object Materials for Customer Support. Oracle shall retain indefinitely a license to use the ISI Member Program Object Materials for the sole purpose of providing support to Customers, subject to the terms of this Agreement as if it had not been terminated.

      9.3.4 ISI Member Provision of Technical Support Services. Until the later of: (i) the third anniversary of termination, or (ii) the expiration of all support commitments by Oracle for ISI Member Programs undertaken prior to termination of this Agreement, ISI Member shall continue to provide Technical Support services, as specified in Article VIII (Technical Support), to Oracle customers who have ordered Technical Support for the ISI Member Programs directly from ISI Member, and shall continue to provide second-line Technical Support services, as specified in Article VIII (Technical Support), for Customers who have ordered Technical Support for Oracle products directly from Oracle, subject to Oracle's payment of Technical Support Fees to ISI Member as provided in Section 8.2 (Technical Support Fees).

      9.3.5  Retention of Developer Materials. If any condition described in
             Section 9.3.5.a (Failure to Deliver Critical Deliverables), b (Breach of Technical Support Obligations) or c (Dissolution,

                                                                        Page: 22

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

             Receivership, Bankruptcy etc.) occurs and continues beyond the cure periods (if any) described in such Subsections (or the Target Market Addendum, as the case may be), Oracle may retain all of the ISI Member Program Developer Materials then in Oracle's possession for use solely for the purposes and duration and with respect to those instances in which ISI Member has not fulfilled its obligations, required to fulfill ISI Member's outstanding development and/or technical support obligations, as applicable, under this Agreement, subject to the terms and conditions of this Agreement, including but not limited to Section 11.1 (Nondisclosure) and Section 4.9 (Ownership) and Section 9.4 (Effect of Termination).

             a. Failure to Deliver Critical Deliverables. If Oracle terminates under Section 6.d.iv.A of the Target Market Addendum (Failure to Deliver Critical Deliverables - Termination), Oracle may retain and use such Developer Materials for the sole purpose of completing any Critical Deliverables that have not been delivered by ISI Member. Oracle shall return to ISI Member or destroy the Developer Materials upon completion of all such Critical Deliverables.

             b. Breach of Technical Support Obligations. If ISI Member breaches its obligation to provide Technical Support services as described in Section 9.3.4 (ISI Member Provision of Technical Support Services) in a manner consistent with Exhibit E (Service Level Agreement) and Section 10.1.1.c (Services Warranty), and such breach is not cured by ISI Member within thirty (30) days of its receipt of notice of the breach, then Oracle may retain and use such Developer Materials for the sole purpose of providing support to Customers during the time period specified in Section 9.3.4; provided, however, that with respect to a breach by ISI Member with respect to a Severity One Tar (as such term is defined in Exhibit E (Service Level Agreement), Oracle shall have the right to take the actions described above if such breach is not cured by ISI Member within twenty-four (24) hours of its receipt of notice of the breach. Oracle shall return to ISI Member or destroy the Developer Materials at the end of such time period.

             c. Dissolution, Receivership, Bankruptcy etc. Oracle may retain such Developer Materials if any of the following events occur and a reasonable person would conclude that such event would be likely to cause ISI Member to materially breach this Agreement or any Target Market Addendum; (i) any assignment of substantially all of ISI Member's assets for the benefit of creditors or the appointment of a receiver to take possession of substantially all of ISI Member's assets, (ii) any dissolution of or substantial attachment or execution of judgment against ISI Member's assets, or (iii) the filing of any voluntary or involuntary petition in bankruptcy, or any similar law, by or against ISI Member which is not dismissed within forty-five (45) days of filing. In such event, Oracle may use such Developer Materials for the sole purpose of completing any Critical Deliverables that have not been delivered by ISI Member, and for providing support to Customers during the time period specified in Section 9.3.4 (ISI Member Provision of Technical Support Services). Oracle shall return to the ISI Member or destroy the Developer Materials upon completion of all such Critical Deliverables, or at the end of the time period specified in Section 9.3.4, whichever is later.

9.4   EFFECT OF TERMINATION

      Upon termination or expiration of this Agreement, all rights and obligations of the parties under this Agreement shall cease, except as provided in this Article. Termination of this Agreement shall not limit either party from pursuing other remedies available to it, including injunctive relief, nor shall such termination relieve either party of its obligation to pay all fees that have accrued or are otherwise owed by it to the other party under this Agreement prior to termination. The parties' rights and obligations under Articles VIII (Fees), IX (Term and Termination), X (Limited Warranty, Infringement Indemnity and Limitation of Liability) and XI (General), and Sections 4.8 (No Reverse Engineering),
      4.9 (Ownership) and 4.10 (Third Party Materials), as well as those other Sections reasonably required to allow the parties to exercise their post-termination rights hereunder, shall survive expiration or termination of this Agreement.


                                                                        Page: 23

                      SUBJECT TO ORACLE MANAGEMENT APPROVAL

ARTICLE X - LIMITED WARRANTY, INFRINGEMENT INDEMNITY, AND LIMITATION OF
LIABILITY

10.1  LIMITED WARRANTIES AND EXCLUSIVE REMEDIES

      10.1.1 Limited Warranties. Each party warrants its products and services to the other as provided below:

             a. Program Warranty. ISI Member warrants that each ISI Member Licensed Program as delivered by ISI Member hereunder, and Oracle warrants that each Oracle Program as delivered by Oracle under the BAP Agreement, will perform the functions described in the then current Documentation, and conform with all relevant specifications in this Agreement and the addenda, exhibits and attachments hereto, for the shorter of (i) three
                 (3) years or (ii) the warranty period Oracle provides to a Customer under a license agreement.

             b. Media Warranty. Each party warrants the tapes, diskettes or other media to be free of defects in materials and workmanship under normal use for 90 days from delivery to the other party.

             c. Services Warranty. Each party warrants that its technical support and consulting services will be performed consistent with generally accepted industry standards. This warranty shall be valid for 90 days from performance of service.

             d.  Millennium Warranty.

                 i. Without limiting any other warranty or obligations specified in this Agreement, ISI Member warrants to Oracle, and Customers as a third-party beneficiaries, without time limitation, that the ISI Member Programs are Millennium Compliant, as defined below,

                 ii. If any ISI Member Program is not Millennium Compliant, Oracle shall have the right to replace, or allow a Customer to replace, any non-compliant ISI Member Program with a functionally equivalent Program that is Millennium Compliant. If Oracle or a Customer elects to undertake the foregoing option, ISI Member shall reimburse Oracle in full for (a) the costs of any such substitute program procured by Oracle, or procured by a Customer for which Oracle must provide reimbursement, and (b) the costs Oracle incurs in providing to or procuring for Customer any and all consulting services required to fully install and implement any such substitute program.

                 iii. "Millennium Compliant" means that at all times the ISI
                      Member Programs will fully comply with the following definition of millennium compliance when configured and used according to the then current documented instructions. The definition of Millennium Compliance is the ability to: (a) correctly handle date information before, during and after 1 January 2000, accepting date input, providing date output and performing calculation on dates or portions of dates; (b) function according to the then current Documentation, during and after 1 January 2000 without changes in operation resulting from the advent of the new century, assuming correct configuration;
                      (c) where appropriate, respond to two digit date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner; (d) store and provide output of date information to in ways that are unambiguous as to century; and (e) manage the leap year occurring in the year 2000, following the quad-centennial rule.


             e. Authorship. ISI Member represents and warrants that the certificate of authorship, attached hereto as Exhibit F is complete and accurate.

             f. Exceptions. The provisions of this Article X shall not apply to any error or deficiency caused by (i) any party's modifications to the ISI Member Programs (other than modification by ISI Member or by a third party at ISI Member's request/direction);
                 (ii) operation of software other than the ISI Member Programs (for example, operating system or database software) or any hardware or other equipment; (iii) use of the ISI Member Programs in conjunction with the user's data in a manner not specified in the Documentation; or (iv) use of the ISI Member Programs in a manner not specified in the Documentation.


                                                                        Page: 24

                      SUBJECT TO ORACLE MANAGEMENT APPROVAL


      10.1.2 Disclaimer. THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      10.1.3 Exclusive Remedies. For any breach of the warranties contained in
             Section 10.1.1 (Limited Warranties), the warranting party's exclusive liability, and the other party's exclusive remedy, shall be:

             a. For Programs. ISI Member's correction of ISI Member Licensed Program errors or deficiencies, or Oracle's correction of Oracle Program errors or deficiencies, that cause breach of the warranty, or if the warranting party is unable to make the applicable program operate as warranted, the warranting party shall have the right to replace the program with a program that is functionally equivalent. If the other party cannot correct or replace the applicable program, the parties' Development Contacts (as defined in the Target Market Addendum) shall draft a plan to address the Issues within five (5) days of the warranting party's notice of non-replacement and the parties shall thereafter together make commercially reasonable efforts to implement the plan within a commercially reasonable amount of time. If the parties cannot implement the plan within a commercially reasonable amount of time, the non-warranting party shall be entitled to recover the license or sublicense fees paid to the warranting party for the program. In addition, if a Customer notifies Oracle that the Oracle Solution Suite fails to conform with a warranty provided by Oracle to the Customer in accordance with Section 7.4 (Terms for Direct Licenses to Customers), and the Development Contacts (as defined in the Target Market Addendum) agree that the Oracle Solution Suite fails to conform with such warranty and that such failure is caused by an ISI Member Program's failure to comply with the warranty contained in Section 10.1.1 (Limited Warranties), the parties shall cooperate in correcting the deficiencies in such ISI Member Program and Oracle shall be entitled to recover any direct costs incurred by it assisting with such correction. Any disagreements between the parties arising under this paragraph shall be referred to dispute resolution under Section 2.5 (Dispute Resolution).

             b.  For Media. The replacement of defective media.

             c. For Services. The reperformance of the services, or if the warranting party is unable to perform the services as warranted, the parties' Development Contacts (as defined in the Target Market Addendum) shall draft a plan to address the issues within five (5) days of the warranting party's notice of unsatisfactory services and the parties shall thereafter together make commercially reasonable efforts to implement the plan within a commercially reasonable amount of time. If the parties cannot implement the plan within a commercially reasonable amount of time, the non-warranting party shall be entitled to recover the fees paid to the warranting party for the unsatisfactory services. In addition, if a Customer notifies Oracle that services performed in the course of an Oracle Solution Suite fail to conform with a services warranty provided by Oracle to the Customer (similar to the services warranty stated in Section 10.1.1 (Limited Warranties)), and Oracle and ISI Member agree that the services provided by Oracle to the Customer fail to conform with such warranty and that such failure is caused by the failure of services provided by ISI Member to conform with the warranty stated in Section 10.1.1), the parties shall cooperate in reperforming the services and Oracle shall be entitled to recover any direct costs incurred by it in assisting with such reperformance (including without limitation costs associated with Oracle's performance of non-billable or only partially billable services or reassignment of personnel). Any disagreements between the parties arising under this paragraph shall be referred to dispute resolution under Section 2.5 (Dispute Resolution).

10.2  INFRINGEMENT INDEMNITY

      a. Each party ("Provider") will defend and indemnify the other party ("Recipient ") against a claim that any information, design, specification, instruction, software, data, or material furnished by the Provider ("Material") and used by the Recipient hereunder infringes a copyright or patent provided that: (a) the Recipient notifies the Provider in writing within thirty (30) days after the Recipient becomes aware of the claim; (b) the Provider has sole control of the defense and all related settlement negotiations; and
             (c) the Recipient furnishes the Provider with the assistance, information, and authority reasonably necessary to perform the above; reasonable out-of-pocket expenses incurred by the Recipient in providing such assistance will be reimbursed by the Provider.

      b. The Provider shall have no liability for any claim of infringement resulting from: (a) the Recipient's use of a superseded or altered release of some or all of the Material if infringement would have been avoided by the use of a subsequent unaltered release of the Material which is provided to the Recipient; or (b) any information, design, specification, instruction, software, data, or material not furnished by the Provider.

      c. In the event that some or all of the Material is held or is believed by the Provider to infringe, the Provider shall have the option, at its expense, (a) to modify the Material to be non-infringing; (b) to obtain for the Recipient a license to continue using the Material; or (c) if neither (a) nor (b) can be accomplished in a commercially reasonable manner, to terminate all licenses for the infringing Material and require return of such Material from the Recipient. If such termination and return materially impede either party's ability to meet its obligations under this Agreement with respect to the Oracle Solution Suite or the ISI Member Programs, then the infringement shall be deemed a material breach of this Agreement and the Recipient may terminate this Agreement as set forth in Section 9.2 (Termination), subject to the Provider's right to cure as specified in that Section. This
             Section 10.2 states the parties' entire liability and exclusive remedy for infringement.

10.3  LIMITATION OF LIABILITY

      10.3.1 EXCEPT FOR LIABILITY UNDER SECTION 10.2 (INFRINGEMENT INDEMNITY), NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO RELIANCE, COVER, OR LOSS OF ANTICIPATED PROFITS, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES;

      10.3.2 EXCEPT FOR LIABILITY UNDER SECTION 10.2 (INFRINGEMENT INDEMNITY), IN NO EVENT SHALL EITHER PARTY'S LIABILITY FOR DIRECT DAMAGES UNDER THIS AGREEMENT EXCEED THREE MILLION DOLLARS ($3,000,000), SUBJECT TO THE FOLLOWING: IF

             (a) ORACLE'S FULFILLMENT OF ANY CONTRACTUAL OBLIGATION TO A
                 CUSTOMER IS CONDITIONAL WHOLLY OR PARTLY ON ISI MEMBER'S DELIVERY OF A CRITICAL DELIVERABLE UNDER THIS AGREEMENT, OR

             (b) ISI MEMBER MATERIALLY BREACHES THIS AGREEMENT OR A TARGET
                 MARKET ADDENDUM AND SUCH BREACH CAUSES ORACLE TO BREACH A CONTRACTUAL OBLIGATION TO A CUSTOMER, THEN

             THE LIMIT ON ISI MEMBER'S LIABILITY FOR DIRECT DAMAGES ARISING OUT OF OR IN CONNECTION WITH SUCH OCCURRENCE(S) SHALL BE THE GREATER OF
             (x) THREE MILLION DOLLARS ($3,000,000) OR (y) THE TOTAL FEES PAID TO ISI MEMBER ALLOCABLE TO THE RELEVANT CUSTOMER TRANSACTION(S), UNLESS IN THE RELEVANT CUSTOMER TRANSACTION(S) THE LIMITATION OF LIABILITY CONTAINED IN THE AGREEMENT BETWEEN ORACLE AND THE CUSTOMER IS TWO (2) TIMES THE FEES PAID TO ORACLE BY SUCH CUSTOMER, IN WHICH CASE THE LIMIT ON ISI MEMBER'S LIABILITY SHALL BE THE GREATER OF (x) THREE MILLION DOLLARS ($3,000,000) OR (y) TWO (2) TIMES THE TOTAL FEES PAID TO ISI MEMBER ALLOCABLE TO THE RELEVANT CUSTOMER TRANSACTION(S); PROVIDED THAT WITHIN THAT LIMIT ISI MEMBER'S LIABILITY IN ANY SUCH CASE SHALL BE PROPORTIONAL TO ISI MEMBER'S DEGREE OF FAULT (IF ANY) IN CAUSING

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

             ORACLE TO BREACH SUCH CONTRACTUAL OBLIGATION TO THE CUSTOMER (FOR PURPOSES OF THIS AGREEMENT, ANY COMPENSATION PAYABLE BY ORACLE TO A CUSTOMER FOR BREACH OF SUCH A CONTRACTUAL OBLIGATION SHALL BE CONSIDERED "DIRECT DAMAGES" INCURRED BY ORACLE).

      10.3.3 NOTWITHSTANDING THE FOREGOING, NO LIMIT SHALL APPLY TO DAMAGES FOR TANGIBLE OR INTANGIBLE PROPERTY (INCLUDING SOFTWARE OR DATA) DAMAGE OR LOSS INTENTIONALLY CAUSED BY A PARTY TO THIS AGREEMENT.

10.4  ORACLE INDEMNIFICATION

      Oracle will defend and indemnify ISI Member against:

      a. All claims and damages to ISI Member caused by Oracle's failure to include the following contractual provisions in each Customer agreement:

             i.   Restrict use of the ISI Member Programs to object code;

             ii. Prohibit (a) transfer of the ISI Member Programs except for temporary transfer in the event of computer malfunction; (b) assignment, timesharing and rental of the ISI Member Programs; and (c) title to the ISI Member Programs from passing to the Customer or any other party;

             iii. Prohibit the reverse engineering, disassembly or
                  decompilation of the ISI Member Programs and prohibit duplication of the ISI Member Programs except for a single backup or archival copy;

             iv. Require the Customer, at the termination of the sublicense, to discontinue use and destroy or return to Oracle all copies of the ISI Member Programs and Documentation;

             v. Prohibit publication of any results of benchmark tests run on the ISI Member Programs; and

             vi. Require the Customer to comply fully with all relevant export laws and regulations of the United States to assure that neither the ISI Member Programs, nor any direct product thereof, are exported, directly or indirectly, in violation of United States law.

      b. All claims and damages to ISI Member caused by Customers' breach of any of the foregoing provisions.

ARTICLE XI - GENERAL

11.1  NONDISCLOSURE

      11.1.1 Scope. It is expected that the parties may disclose to each other certain information which may be considered confidential and trade secret information ("Confidential Information"). Confidential Information shall include: (a) the ISI Member Programs, any other ISI Member programs licensed to Oracle hereunder, the Oracle Solution Suite, the Oracle Programs, the Oracle Method and AIM; (b) product designs and specifications, release management and version control standards, localization support requirements and Technical Reference Manuals; (c) customer lists and marketing plans; (d) Confidential Information disclosed by either party in writing that is marked as confidential at the time of disclosure; (e) the terms of this Agreement; and (f) Confidential Information disclosed by either party in any other manner and is identified as confidential at the time of disclosure and is also summarized and designated as confidential in a written memorandum delivered to the receiving party within thirty (30) days of the disclosure.

      11.1.2 Exclusions. Notwithstanding the foregoing, Confidential Information shall not include information which: (a) is or becomes a part of the public domain through no act or omission of the other party;
             (b) was in the receiving party's possession before receipt from the party providing such Confidential Information; (c) is rightfully received by the receiving party from a third party without any duty of confidentiality; (d) is disclosed to a third party by the party providing the Confidential Information without a duty of confidentiality on the third party; (e) is independently developed by the other party; (f) is disclosed under operation of law; or (g) is disclosed with the prior written approval of the party providing such Confidential Information.

                                                                        Page: 27

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

      11.1.3 Rights and Obligations. All Confidential Information owned solely by one party and disclosed to the other party shall remain solely the property of the disclosing party. The parties agree, both during the term of this Agreement and for a period of five (5) years after termination or expiration of this Agreement (except Object Materials and Source Materials, to which the obligations stated in this Section 11.1 above shall apply perpetually) to hold each other's Confidential Information in confidence and to protect the disclosed Confidential Information by using the same degree of care to prevent the unauthorized use, dissemination or publication of the Confidential Information as they use to protect their own confidential information of a like nature. The receiving party will limit disclosure of the disclosing party's Confidential Information to the receiving party's employees who have a need to know and who have signed written agreements enabling the receiving party to fully comply with its obligations hereunder (including without limitation under Section 11.1.4 (Source Materials)). The receiving party shall not make the disclosing party's Confidential Information available in any form to any third party, except ISI Co-Members with a need to know which have agreed in writing to the Multi-Party Nondisclosure Agreement attached hereto as Exhibit G (Industry Solutions Initiative Multi-Party Nondisclosure Agreement) and contractors with a need to know and with which the receiving party has written agreements in place enabling the receiving party to fully comply with its obligations hereunder (including without limitation this Section 11.1). Neither party will use the other's Confidential Information for any purpose other than the implementation of such party's obligations under this Agreement. Notwithstanding the foregoing sentence, Oracle shall not disclose any of ISI Member's Confidential Information to any ISI Co-Member for any reason without ISI Member's prior written consent.

      11.1.4 Source Materials. The terms in this Section 11.1.4 shall apply to Source Materials in addition to the other terms of this Section
             11.1 (Nondisclosure). The only employees or contractors of each party authorized under this Agreement to have access to or to use the Source Materials shall be those so designated in Exhibit H (Key Personnel) hereto (collectively, "Authorized Personnel") for so long as such persons are employed or contracted by the party receiving the Source Materials. The Authorized Personnel may be changed if mutually agreed in writing by the parties. ISI Member Authorized Personnel shall only have access to or use the Oracle Source Materials in a secure area located at the Oracle facility in Redwood City, California, and such access or use shall be subject to Oracle's standard Network Access Agreement, a copy of which is attached hereto as Exhibit I (Oracle's Current Network Access Agreement). Oracle Authorized Personnel shall only have access to or use the ISI Member Source Materials in a secure area at such Oracle facility or at ISI Member's facilities. The Source Materials shall be protected by the following:

             a. Physical Protection. Source Materials in electronic form shall be placed on a single CPU located in the secure area ("Secure Area") and sufficient security procedures to prohibit access to those other than Authorized Personnel. Once loaded, the Source Materials (and backup copy) shall be placed in a secure cabinet. The Source Materials in electronic form must never be moved from the Secure Area unless the party disclosing the Source Materials consents in writing. All hard copy produced from the Source Materials must be labeled as confidential information of the party disclosing the Source Materials, and must be stored in the secured area and returned to the disclosing party or destroyed upon termination, subject to
                 Article IX (Term and Termination). All hard copies and backup copies of the Source Materials must be labeled as confidential information of the party disclosing the Source Materials, and must be stored in a locked desk drawer in the Secure Area.

             b. Electronic Protection. When loaded onto a disk, the Source Materials must be loaded onto a file system with access permissions restricted to Authorized Personnel. Network access (telnet) to the machine containing the Source Materials must be restricted to Authorized Personnel only.

      11.1.5 Residuals. Notwithstanding the above, each party may use the residuals from the other party's Confidential Information; provided that, no Authorized Personnel who have had access to the Source Materials of the other party shall be entitled to work on or contribute to the development

                                                                        Page: 28
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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

             of any product similar to the product(s) derived from the other party's Source Materials during the time period ending six (6) months after the time the applicable Authorized Person(nel) last had access to the Source Materials of the other party. The term "residuals" as used in this paragraph shall mean the Confidential Information in nontangible form (i.e., not in written or other documentary form, including tape or disk) which may be retained by those employees of ISI Member or Oracle who have had access to the other's Confidential Information, including ideas, concepts, know-how, or techniques contained therein. Neither party shall have any obligation to pay royalties for any work resulting from the use of residuals in accordance with this Section.

11.2  GOVERNING LAW

      This Agreement, and all matters arising out of or relating to this Agreement, shall be governed by the procedural and substantive laws of the State of California and shall be deemed to be executed in Redwood City, California.

11.3  NOTICE

      All notices required to be given hereunder shall be in writing and shall be deemed to have been given upon deposit in first class mail, sent through a nationally recognized courier service, or transmission by confirmed telefacsimile as follows, provided however that the parties may agree notices may also be sent by electronic mail:

      For ISI Member:         Retek Information Systems
                              801 Nicollet Mall
                              Minneapolis, MN  55402
                              Attn: Legal Department

      For Oracle:             Oracle Corporation
                              500 Oracle Parkway
                              Redwood Shores, CA  94065
                              Attn: Legal Department

11.4  RELATIONSHIP BETWEEN THE PARTIES

      In all matters relating to his Agreement, Oracle and ISI Member shall act as independent contractors. Neither party will represent that it has any authority to assume or create any obligation, expressed or implied, on behalf of the other party, or to represent the other party as agent, employee, or in any other capacity, except in the provision of first-line technical support services pursuant to Article VIII. Neither party shall have any obligation, expressed or implied, except as expressly set forth herein.

11.5  INDEPENDENT DEVELOPMENT/FREEDOM OF ACTION

      Each party acknowledges that the other party is in the software development business. Subject to Section 3 of the Target Market Addendum (Exclusivity), neither party shall be precluded from developing, using, marketing, licensing, and/or selling any independently developed software which has the same or similar functionality as any product owned or distributed by the other, so long as such activities do not infringe the Intellectual Property Rights of the other party.

11.6  EXPORT

      The parties agree to comply fully with all relevant export laws and regulations ("Export Laws") to assure that neither the ISI Member Programs, any other ISI Member program, the Oracle Solution Suite, any other Oracle Program, nor any direct product thereof is (1) exported, directly or indirectly, in violation of Export Laws; or (2) is intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation. ISI Member shall provide Oracle with the U.S. Department of Commerce export classification codes for the ISI Member Programs.

                                                                        Page: 29
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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

11.7  SEVERABILITY; ASSIGNMENT; COUNTERPARTS; NO WAIVER; ENTIRE AGREEMENT

      If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Neither party may assign any rights, duties, obligations or privileges under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. This agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions. This Agreement sets forth the entire Agreement between the parties and supersedes prior proposals, agreements, term sheets and representations between them, whether written or oral, relating to the subject matter contained herein. This Agreement may be changed only if agreed to in writing and signed by an authorized signatory of each party.

RETEK INFORMATION SYSTEMS                     ORACLE CORPORATION

By: XXXXX                                     By: XXXXX

Name: John Buchanan                           Name: Raymond Lane

Title: President                              Title: President

Effective Date of this Agreement: September 10, 1998


                                                                        Page: 30

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


11.7  SEVERABILITY; ASSIGNMENT; COUNTERPARTS; NO WAIVER; ENTIRE AGREEMENT

      If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Neither party may assign any rights, duties, obligations or privileges under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. This agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions. This Agreement sets forth the entire Agreement between the parties and supersedes prior proposals, agreements, term sheets and representations between them, whether written or oral, relating to the subject matter contained herein. This Agreement may be changed only if agreed to in writing and signed by an authorized signatory of each party.



RETEK INFORMATION SYSTEMS                        ORACLE CORPORATION


By: _____________________________________        By: xxxxx


Name: ___________________________________        Name: Raymond Lane


Title: __________________________________        Title: President


Effective Date of this Agreement: September 10, 1998















                                                                        Page: 30

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                                  EXHIBIT LIST

EXHIBIT A      Development Cooperation Guidelines
EXHIBIT B      Acceptable Oracle and Third Party Tools
EXHIBIT C      Form of Statement of Work
EXHIBIT D      Services Subcontract Agreement
EXHIBIT E      Service Level Agreement
EXHIBIT F      Certificate of Authorship
EXHIBIT G      Industry Solutions Initiative Multi-Party Nondisclosure Agreement
EXHIBIT H      Key Personnel
EXHIBIT I      Oracle's Current Network Access Agreement
EXHIBIT J      Minimum Sublicense Fees
EXHIBIT K      Grandfathered Customers
EXHIBIT L      ISI Member Net Growth and Profit Margin
EXHIBIT M      ISI Member Trademark Guidelines
EXHIBIT N      Oracle Technical Support Policies
EXHIBIT O      Oracle Profit Margin
EXHIBIT P      Qualifying a Lead



                                                                         Page:31
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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                                   EXHIBIT A

                       DEVELOPMENT COOPERATION GUIDELINES

1. GENERAL DEVELOPMENT RESPONSIBILITIES. It is the parties' intent to work together closely as a "virtual development team" in accordance with the Development Plan.

      a. ISI Member Responsibilities. ISI Member shall use commercially reasonable efforts to:

             i. Be responsible for ongoing development of the ISI Member Programs and Integration of the ISI Member Programs with the Oracle Solution Suite to the extent provided in the Development Plan.

             ii. Make available, upon Oracle's reasonable request, ISI Member's domain expertise for the ISI Member's components of the Oracle Solution Suite.

             iii. Make available, upon Oracle's reasonable request, ISI
                  Member's personnel with expertise specific to the following vertical markets within the Target Market: (1) fashion; (2) department store; (3) mass merchant; (4) hard line specialties (e.g. jewelry, hardware and electronics); (5) grocery/convenience store; (6) other vertical markets ISI Member formally establishes.

             iv. Follow Oracle's application enhancement definition, as such definition is mutually agreed upon in writing by the parties.

             v. Continuously work toward the incorporation into its product set of a common data model with the Oracle components of the Oracle Solution Suite to enable the products in the Suite to avoid duplication of data.

      b. Oracle Responsibilities. Oracle shall use commercially reasonable efforts to:

             i. Be responsible for ongoing development of the Oracle Programs and integration of the Oracle Programs with the Oracle Solution Suite.

             ii. Be generally responsible for coordinating the parties' and the ISI Co-Members' integration efforts for the Oracle Solution Suite.

             iii. Provide personnel with expertise specific to the Oracle product set;

             iv. Certify the Oracle Solution Suite and integration of its components against Oracle's certification standards.

2.    Pre-Development and Installation.

      a. ISI Member Responsibilities. ISI Member shall use commercially reasonable efforts to:

             i. Migrate the ISI Member Programs (with the exception of the Retek Demand Forecasting product) to the Oracle database environment as required to facilitate initial integration.

             ii. Provide assistance as mutually agrees in writing by the parties in set-up of a development lab for the Oracle Solution Suite ("Development Lab") at one or more Oracle and/or ISI Member facilities to be determined by the parties.

             iii. Provide a senior-level DBA/Systems Administrator to assist in the initial installation of the ISI Member Programs (including initial installation of updates, patches, fixes, etc.) in the Development Lab, and, in the course of such installation, to allow a reasonable number of Oracle development and database administration personnel to view and ask questions with respect to such installation.

             iv. Provide a senior-level applications consultant to assist in set-up with the initial installation of the ISI Member Programs (including initial installation of updates, patches, fixes, etc.) in the Development Lab.

             v. Ensure that its technical personnel working on Oracle Solution Suite development have been properly trained in using and developing on Oracle products.

             vi. Ensure that its database administrators working on Oracle Solution Suite development have been properly trained to install and support the Oracle development environment.

      b. Oracle Responsibilities. Oracle shall use commercially reasonable efforts to:

             i. Certify the proper functioning of the migrated ISI Member Programs.

                                                                       Page: A-1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

             ii. Assist in set-up of a Development Lab for the Oracle Solution Suite at one or more Oracle and/or ISI Member facilities to be determined by the parties.

             iii. Provide a senior-level DBA/Systems Administrator to assist in the initial installation of the Oracle Programs (including initial installation of updates, patches, fixes, etc.) in the Development Lab, and, in the course of such installation, to allow a reasonable number of ISI Member development and database administration personnel to view and ask questions with respect to such installation.

             iv. Provide a senior-level applications consultant to assist in set-up with the initial installation of the Oracle Programs (including initial installation of updates, patches, fixes, etc.) in the Development Lab, and, in the course of such installation, to allow a reasonable number of ISI Member development and database administration personnel to view and ask questions with respect to such installation.

             v. Provide relevant application program interface standards to the ISI Member.

             vi. Provide compliance standards for the Oracle Programs and Oracle database.

3. Future Enhancements. The parties are responsible for enhancing the functionality of their respective components of the Oracle Solution Suite and eliminating functional redundancy on an ongoing basis in accordance with the Development Plan.

4.    Documentation

      a. ISI Member Responsibilities. Provide content to Oracle on the ISI Member Programs for inclusion in Oracle product documentation, using "pdf" format on CD-ROM and with Oracle prescribed cover page.

      b. Oracle Responsibilities. Provide access to Oracle product documentation standards and formats to the ISI Member.

5.    Quality Assurance.

      a. ISI Member Responsibilities. ISI Member shall use commercially reasonable efforts to:

             i. Adhere to its quality assurance (QA) practices and standards for the ISI Member Programs that ISI Member has provided to Oracle on September 4, 1998. ISI Member may modify such practices and standards at its discretion, but not below the level in effect as of September 4, 1998.

             ii. Adhere to its product testing procedures for the ISI Member Programs that ISI Member has provided to Oracle on September 4, 1998. ISI Member may modify such procedures at its discretion, but not below the level in effect as of September 4, 1998.

             iii. Develop and execute regression test procedures for the ISI
                  Member Programs, using mutually agreed-upon testing tools.

             iv. Assist Oracle in testing and validating the ISI Member Programs at the Development Lab, in accordance with Section
                  2.1.3 of the ISI Master Agreement.

      b. Oracle Responsibilities. Oracle shall use commercially reasonable efforts to:

             a.   Provide Oracle's QA practices and standards to the ISI Member.

             b. Conduct QA reviews of ISI Member Program development and integration with Oracle Programs.

             c. Perform testing of the Oracle Solution Suite integration, including integration of the ISI Member Programs with the applicable Oracle Programs.

6.    Technology Upgrade.

      a. ISI Member Responsibilities. ISI Member shall use commercially reasonable efforts to provide migration paths from native ISI Member Program versions to first production Oracle Solution Suite for Customers current on technical support.

      b. Mutual Responsibilities. Provide migration paths from each version of its Oracle Solution Suite components to the next for Customers current on technical support.

                                                                       Page: A-2

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

7.    Release Management

      a. ISI Member Responsibilities. ISI Member shall use commercially reasonable efforts to:

             i. Adhere to its standards for ISI Member Program release management and version control that ISI Member has provided to Oracle on September 4, 1998. ISI Member may modify such practices and standards at its discretion, but not below the level in effect as of September 4, 1998.

             ii. Not release the ISI Member Programs as Oracle products or identify versions of the ISI Member Programs released by the ISI Member as Oracle products.

      b. Oracle Responsibilities. Oracle shall use commercially reasonable efforts to:

             i. Provide its release management and version control standards to the ISI Member, and assist in coordination and synchronization of releases of Oracle Programs and ISI Member Programs. Such standards shall be considered confidential information of Oracle.

             ii. Be solely responsible for releasing the Oracle Solution Suite to any Customers, and for releasing the ISI Member Programs for inclusion in the Oracle Solution Suite.

8. Modular and Functional Redundancies. Oracle will be responsible for identifying modular and functional redundancies among the various Oracle Programs, ISI Member Programs and ISI Co-Member Programs and will make recommendations to the Executive Committee as to which redundant components will be included in the Oracle Solution Suite and which will be excluded. The resolution of such modular and functional redundancies will be mutually agreed by the parties and reflected in the Development Plan.

                                                                       Page: A-3
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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL



                                   EXHIBIT B

                    ACCEPTABLE ORACLE AND THIRD PARTY TOOLS


                       Required for user Interfaces
                       Developer/2000



                       Suggested Tools



                                                                       Page: B-1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT C

                            FORM OF STATEMENT OF WORK

_____________________________________________________________________________

This Statement of Work ("SOW") shall be governed by the terms of the Industry Solutions Initiative Agreement between Oracle Corporation ("Oracle") and ___________ ("ISI Member") dated ____________ ("Agreement"), as amended.
Capitalized terms used in this SOW and not otherwise defined shall have the meanings ascribed to them in the Agreement.

A.   SCOPE OF SERVICES; OBLIGATIONS

     1.      Scope of Services

     2.      Parties' Obligations

     3.      Project Management

             3.1 Project Manager. Each party shall designate a Project Manager who shall work together with the other party's Project Manager to facilitate an efficient delivery of Services.

             3.2 Change Orders. Any change in the specified Scope of Services must be mutually agreed upon by the Parties in writing.

B.   RATES AND PAYMENTS (if applicable)

     1.      Rates
     2.      Payment Type
     3.      Invoicing

C.   ADDITIONAL TERMS

     1.      Rights to Developments

ISI MEMBER:                         ORACLE CORPORATION

Signature:__________________        Signature:__________________

Name: ______________________        Name: ______________________

Title: _____________________        Title: _____________________

Effective Date: ____________


                                                                       Page: C-1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT D

ORACLE(R)

                         INDUSTRY SOLUTIONS INITIATIVE
                         SERVICES SUBCONTRACT AGREEMENT
_______________________________________________________________________________

This Service Subcontract Agreement ("SSA") is made as of ______________________ (the "Effective Date") between Oracle Corporation, 500 Oracle Parkway, Redwood City, California 94065, U.S.A. ("Oracle"), and ________________________________
_______________________________________________________________ ("ISI Member").

The above parties have entered into an Industry Solutions Initiative Master Agreement ("Master Agreement") for the development, marketing and distribution of one or more Oracle Solution Suites. This SSA shall govern the parties' cooperative provision of consulting and education services to Customers (as "Customers" is defined in the Master Agreement) for implementation of the Oracle Solution Suite(s). In each Consulting Subcontract Order executed by the parties hereunder, one of the parties shall be designated the Prime Contractor and the other shall be designated the Subcontractor for purposes of that Subcontract Order. In each Education Subcontract Order executed by the parties hereunder, Oracle shall be the Prime Contractor.

I.    DEFINITIONS

1.1   "Services" shall mean Consulting Services and/or Education
      Services, as applicable.

A. "Consulting Services" shall mean software-related consulting services provided by Subcontractor to Prime Contractor for the benefit of a Customer pursuant to a Subcontract Order signed by the parties under this SSA.

B. "Education Services" shall mean software-related education or training services provided by Subcontractor to Prime Contractor for the benefit of a Customer pursuant to a Subcontract Order signed by the parties under this SSA.

1.2 "Subcontract Order" shall mean the form which Prime Contractor uses to order Consulting Services from Subcontractor or which Oracle uses to order custom Education Services from the ISI Member. Each Subcontract Order shall be governed by the terms of this SSA and will reference this SSA by its Effective Date specified below. A form Subcontract Order is attached hereto as Exhibit A.

A. "Consulting Subcontract Order" shall mean the form which Prime Contractor uses to order Consulting Services from Subcontractor. The Consulting Subcontract Order will identify (a) the scope of work for the Services,
      (b) the labor rate at which each consultant level will be billed if the Services are provided on a time and material ("T&M") basis, (c) the fees, payment schedule, and deliverables if the Services are provided on a fixed price basis, (d) any applicable terms regarding rights in developments as specified in Article V (Rights in Developments) below, and (e) other provisions applicable to the Consulting Services.

B. "Education Subcontract Order" shall mean the form which Prime Contractor uses to order custom Education Services from Subcontractor. The Education Subcontract Order will identify (a) the Education Services to be provided,
      (b) the location where the Education Services are to be delivered, (c) the total fee if the Education Services are provided on a fixed price basis,
      (d) the labor rate at which each consultant level will be billed if the Education Services are provided on a time and material ("T&M") basis, and
      (e) other provisions applicable to the Education Services. Oracle may order standard ISI Member Education Services, as listed on the attached ISI Member Education Pricing Attachment, using an Oracle purchase order which specifies (a) the Education Services to be provided, (b) the location where the Education Services are to be delivered, and (c) the total fee for the Education Services.


                                                                       Page: D-1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

1.3 "Prime Contract" shall mean the agreement between Prime Contractor and the applicable Customer in connection with which Subcontractor is providing the Services hereunder.

II.   CHARGES, PAYMENTS, AND TAXES

2.1   FEES FOR CONSULTING SERVICES

      Unless otherwise specified in the applicable Consulting Subcontract Order, Consulting Services shall be provided on a T&M basis at Subcontractor's T&M rates specified in the Consulting Rates Attachment to this SSA, as applicable. Descriptions of the job titles used in the Consulting Rates Attachment are set forth in the Job Descriptions Attachment to this SSA. If a dollar limit is stated in the applicable Subcontract Order for T&M Consulting Services, the limit shall be deemed an estimate for Prime Contractor's budgeting and Subcontractor's resource scheduling purposes; after the limit is expended, Subcontractor will continue to provide the Consulting Services on a T&M basis, if a Subcontract Order for continuation of the Consulting Services is signed by the parties.

2.2   FEES FOR EDUCATION SERVICES

      Unless otherwise specified in the applicable Consulting Subcontract Order, ISI Member Education Services shall be provided on a fixed-fee basis at the fees specified on the ISI Member Education Pricing Attachment to this SSA, as such attachment may be updated no more than once in a twelve month period upon written notice from ISI Member to Oracle; provided, however, that any increases in such prices are reasonable (reasonableness to be determined in relation to the relevant market at the time of any increase) and that any updates beyond one in a twelve month period shall be subject to mutual agreement of the parties. The parties understand that custom ISI Member Education Services that address particular Customer or Oracle requirements may be provided on a T&M basis at the ISI Member's T&M rates specified in the ISI Member Education Pricing Attachment to this SSA. If a dollar limit is stated in the applicable Subcontract Order for T&M Education Services, the limit shall be deemed an estimate for Oracle's budgeting and the ISI Member's resource scheduling purposes; after the limit is expended, the ISI Member will continue to provide the Education Services on a T&M basis, if a Subcontract Order for continuation of the Education Services is signed by the parties.

2.3   INVOICING AND PAYMENT

      Subcontractor shall invoice Prime Contractor monthly, unless otherwise specified in the applicable Subcontractor Order. Charges shall be payable thirty (30) days from receipt of invoice. Prime Contractor shall issue a purchase order, or alternative document acceptable to Subcontractor, on or before commencement of Services under the applicable Subcontract Order.

2.4   INCIDENTAL EXPENSES

      Prime Contractor shall reimburse Subcontractor for actual and reasonable travel, communications, administrative, and out-of-pocket expenses incurred in conjunction with the Services, subject to the Customer's and/or Prime Contractor's reasonable expense reimbursement policies; Prime Contractor shall make any such policies available to the Subcontractor upon request.

2.5   PROPOSALS

      Each party shall bear its own costs in evaluating and drafting proposals for Customer implementation and education plans.

2.6   TAXES

      The charges do not include taxes. If Subcontractor is required to pay any federal, state, or local taxes based on the Services provided under this SSA, the taxes shall be billed to and paid by Prime Contractor; this shall not apply to taxes based on Subcontractor's income, employment-related or corporate franchise taxes.

                                                                       Page: D-2

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

2.7   AUDIT

      Subcontractor shall keep accurate books of account and records pertaining to the performance of Services hereunder. No more than once during any twelve (12) month period, the Prime Contractor may, at its sole expense, employ an Independent Certified Public Accountant who is not compensated based on the results of the audit, and who is acceptable to Subcontractor, to inspect such books of account and records upon reasonable notice to Subcontractor, and at a reasonable time during normal business hours for the purpose of verifying the fees charged to Prime Contractor under this SSA. Unless necessary to establish in a court of law the Prime Contractor's right to reimbursement of fees paid to Subcontractor hereunder (in which case the Certified Public Accountant shall request a protective order), such Certified Public Accountant shall hold all information obtained in strict confidence; shall not disclose such information to any other person or entity (except the Prime Contractor) without Subcontractor's prior written consent; and shall not disclose to Prime Contractor any information regarding Subcontractor's business other than any noncompliance by Subcontractor with the fee payment provisions hereof.

III.  PROJECT MANAGEMENT

3.1   PROJECT MANAGEMENT

A. Each party shall appoint a project manager who shall be responsible for coordinating its activities under a Subcontract Order ("PPM" for Prime Contractor's project manager and "SPM" for Subcontractor's project manager). Each party shall direct all inquiries concerning the Services to the other party's project manager. The PPM shall have primary responsibility for project management and delivery of Services to the Customer. The SPM shall have primary responsibility for delivery of Subcontractor's Services to the Prime Contractor. The PPM or his/her designee shall have the right to monitor and attend the performance of Services by Subcontractor for quality assurance purposes.

B. The PPM and SPM will meet, either in person or via telecommunications, at times and places agreed upon by them to discuss the Services. Written status reports and written replies thereto will be submitted at times agreed upon by the PPM and SPM.

3.2   CUSTOMER CONTACT

      In order to promote consistency and the appearance of unity to the Customer, the Prime Contractor shall act as the primary point of contact with the Customer, and Subcontractor personnel shall not make direct contact with the Customer without the approval of the Prime Contractor. Where Oracle is the Prime Contractor (and at all times in the case of Education Services), the ISI Member shall not request to the Customer that the ISI Member and Customer enter into a contractual relationship, either directly or through a third party, for the provision of Services relating to the Oracle Solution Suite or programs licensed or proposed to the Customer as part of the Oracle Solution Suite in the Target Market, without Oracle's prior written consent. The ISI Member shall not make any representations, warranties, or guarantees concerning the ISI Member Programs (as defined in the Master Agreement) or Services that are inconsistent with those made in this SSA, in the Master Agreement or by Oracle.

3.3   CUSTOMER REQUIREMENTS ASSESSMENT

      The Subcontractor shall provide all reasonable cooperation to the Prime Contractor in assessing Customer requirements for Consulting Services and/or Education Services, including without limitation Services specifically related to Subcontractor software programs. ISI Member shall provide to Oracle, at no charge, copies of any tools or matrices owned and used by ISI Member, if any, for Oracle's use in assessing Customer's requirements and Oracle's and ISI Member's capabilities with respect to Services related to the Oracle Solution Suite. The ISI Member hereby grants to Oracles a worldwide, nonexclusive license to use such tools and matrices during the term of the Master Agreement for the foregoing purpose. Any tools or matrices provided to Oracle hereunder shall be treated as Confidential Information in accordance with Section 8.1 (Nondisclosure).

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3.4   CUSTOMER EDUCATION CLASS REGISTRATION AND SCHEDULING

      All registration and scheduling of Education Services for Customers under this SSA, including ISI Member standard course offerings, shall be done through Oracle Education's registration and scheduling system. If the parties agree to a schedule of times and locations for Education Services, ISI Member shall use reasonable efforts to provide qualified personnel available to deliver such Education Services ordered by Oracle at the scheduled times and locations. Oracle shall have no liability to ISI Member if a Customer cancels scheduled Education Services, except in the event that Oracle does not provide ISI Member with a cancellation notice at least seven days prior to the date of the scheduled start of Education Services for the applicable Customer; in that event, Oracle shall pay ISI Member for any time and materials expended and any reasonable travel expenses incurred by ISI Member prior to such cancellation in accordance with this SSA.

3.5   EDUCATION MATERIALS

      The ISI Member shall be solely responsible for the design development, reproduction and distribution of materials to be provided by the ISI Member as part of its delivery of Education Services (including software and hard-copy materials), subject to Section 3.6 (Acceptance) below.

3.6   EDUCATION EVENT TECHNICAL SUPPORT

      The ISI Member shall be solely responsible for all technical support required for the delivery of Education Services hereunder. Upon request, Oracle shall endeavor to provide reasonable assistance to the ISI Member where Education Services are provided at an Oracle Education Center.

3.7   ACCEPTANCE

      Any deliverables specified in a Subcontract Order shall be subject to acceptance by Prime Contractor. Such acceptance shall be at Prime Contractor's reasonable discretion, subject to any procedures and/or criteria specified in the Subcontract Order.

3.8   CHANGES TO SCOPE

      In order to change the scope of work in a Subcontract Order, the PPM will submit the written request to the SPM. The SPM will submit to the PPM an estimate of the revised charges and changes, if any, in the delivery schedule. Subcontractor will, at the PPM's option, continue performing the Services in accordance with the Subcontract Order until the parties agree in writing on the change in scope of work, scheduling, and fees therefor. Any change shall be agreed to by the parties in writing prior to implementation. Any dispute concerning changes to a scope of work shall be referred to dispute resolution under Section 3.12 (Dispute Resolution) below.

3.9   PERSONNEL

A. The SPM shall provide the PPM with the resume of each person, including any replacement personnel, which Subcontractor proposes to assign to perform Services. The PPM shall have the opportunity, at its option, to interview any such person. A person reasonably rejected by the PPM will not be assigned to perform Services under the Subcontract Order; disputes concerning the reasonableness of any such rejection shall be referred to dispute resolution under Section 3.12 (Dispute Resolution) below. Any person who the parties agree to assign to perform Services shall be deemed to have been interviewed and accepted.

B. The PPM shall notify the SPM in writing if the PPM or Customer believes that a person assigned by the Subcontractor to perform Services is not performing the Services in an acceptable manner, and the SPM shall take such reasonable corrective action as the SPM may deem appropriate to address such concern (including, with the Customer's consent, meeting with the Customer together with the PPM). If the SPM cannot resolve the PPM's or Customer's reasonable concern without removing the person, the SPM shall remove the person. If the parties believe it is necessary to replace the person, the SPM will use commercially reasonable efforts to replace the person as soon as possible. Except as may otherwise be agreed in writing, Subcontractor shall bear the cost of familiarizing the replacement person with the

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      project; the parties agree that schedules and cost estimates, if any, may require adjustment as a result of any replacement.

C. Subcontractor shall fully comply with any and all applicable federal, state and local laws, codes, rules, regulations, California Wage Orders, where applicable, and Executive Orders pertaining to immigration, foreign nationals working in the United States, labor and employment. Subcontractor shall not permit work to be performed under this SSA by individuals who are nationals of countries to which the United States government prohibits export of any technology or information to which such individual may have access in performing the Services.

3.10  COOPERATION

A. Prime Contractor acknowledges that the timely provision of and access to office accommodations, facilities, equipment, assistance, cooperation, complete and accurate information and data from the officers, agents, and employees of Prime Contractor and the Customer, and suitably configured computer products may be essential to performance of the required Services and that Subcontractor's ability to complete any Services may be dependent upon same. If relevant requirement(s), project plan(s), schedule, scope, specification(s), design(s), software, hardware product(s), or related system environment(s) or architecture are changed by Prime Contractor, the Customer or any other person, Subcontractor shall not be responsible for the change unless Prime Contractor and Subcontractor specifically consent to the change, scheduling, and additional charges, if any, in writing.

B. Subcontractor acknowledges that Prime Contractor's ability to complete its obligations under the Prime Contract is dependent on Subcontractor's provision, in a timely manner in accordance with the applicable Subcontract Order, of (a) personnel with the education and skills necessary to perform the Services, (b) assistance and cooperation of such personnel, and (c) complete and accurate information, data, status reports, and deliverables (if required under the Subcontract Order) by Subcontractor and its personnel.

3.11  SUBCONTRACTING

      If Subcontractor cannot provide the number of qualified Subcontractor personnel required to perform the Services, or replacement personnel, the SPM shall promptly so notify the PPM. Prime Contractor shall have the right to provide personnel, whether employees or subcontractors, for the unfilled positions prior to considering Subcontractor's use of third party contractors. Subcontractor may use a third party contractor to perform Services provided that Subcontractor obtains the prior written consent of the PPM and that Subcontractor's agreement with the third party contractor is not inconsistent with the terms of this SSA, including without limitation the terms of Article V (Rights in Developments) and Section 8.1 (Nondisclosure) below.

3.12  DISPUTE RESOLUTION

      Any dispute between the parties, whether with respect to interpretation of this SSA or a Subcontract Order or concerning either party's performance under this SSA or a Subcontract Order, or between the PPM and SPM, which is not resolved by the PPM and SPM, will be promptly escalated to the co-chairs of the Executive Committee for resolution. If the co-chairs of the Services Task Force are unable to resolve the dispute within 10 days, the parties shall proceed in accordance with Section 2.6 (Dispute Resolution) of the Master Agreement. Neither party shall be compensated for any time or expenses related to the dispute resolution process.

IV.   TERM AND TERMINATION

4.1   Term

      This SSA shall commence on its Effective Date and shall remain in effect until terminated in accordance with this Article IV.


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4.2   TERMINATION OF SSA

      Either party may terminate this SSA at any time by providing the other party with written notice. Any Subcontract Order outstanding at the time of termination shall continue to be governed by this SSA as if it had not been terminated, unless the Subcontract Order is terminated in accordance with Section 4.3 (Termination of Subcontract Order) below.

4.3   TERMINATION OF SUBCONTRACT ORDER

A. A party may terminate a Subcontract Order if the other party is in material breach of the Subcontract Order and has not cured the breach within thirty (30) days of written notice specifying the breach. Consent to extend the cure period shall not be unreasonably withheld, so long as the breaching party has commenced cure during the thirty day notice period and pursues cure of the breach in good faith.

B. In addition, Prime Contractor may terminate a Subcontract Order without opportunity for Subcontractor to cure if the Customer requests removal of Subcontractor, or if the Prime Contract is amended such that Subcontractor's Services are no longer required, or if the Prime Contract is suspended, canceled or terminated. Prime Contractor shall give Subcontractor notice of such termination as soon as commercially reasonable.

4.4   EFFECT OF TERMINATION

      If a Subcontract Order is terminated under this Article IV (Term and Termination), both parties will use commercially reasonable efforts to mitigate fees and expenses and Subcontractor shall promptly deliver copies of all complete and incomplete deliverable to the Prime Contractor. Subcontractor shall be paid (a) at the labor rate for Services provided on a T&M basis and (b) on a percent of completion basis for Services provided on a fixed price basis. Termination of this SSA and/or any Subcontract Order shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall termination relieve Prime Contractor of its obligation to pay all charges that accrued prior to such termination. The parties' rights and obligations under Articles IV, V, VI, VII and VIII shall survive termination of this SSA and/or any Subcontract Order.

V.    RIGHTS IN DEVELOPMENTS

5.1   OPTIONS FOR SUBCONTRACT ORDERS

      The parties may agree to include in a Subcontract Order one of the following provisions, or a different provision, governing rights in consulting developments, as may be necessary or appropriate under the applicable Prime Contract and/or in light of other circumstances. When included in a Subcontract Order, the applicable provision will govern rights in consulting developments created within the scope of that Subcontract Order only. If a Subcontract Order contains no terms allocating rights in developments, then rights in consulting developments created within the scope of that Subcontract Order shall be allocated between the parties pursuant to Subsection A (Allocation of Rights per Master Agreement) below.

A.    ALLOCATION OF RIGHTS PER MASTER AGREEMENT

      "Rights in any consulting developments created or developed within the scope of this Subcontract Order shall be allocated as set forth in Article VI (Ownership and Intellectual Property Rights) of the Master Agreement. Subcontractor expressly authorizes Prime Contractor to grant to the Customer a perpetual, non-exclusive, non-transferable, royalty-free license to use anything developed by Subcontractor within the scope of this Subcontract Order."

      (If the parties wish to allocate rights in developments as set forth in this Subsection A, but the Prime Contract requires Prime Contractor to assign ownership rights in developments to the Customer, then Subcontractor shall sign an agreement with Prime Contractor and Customer clarifying that ownership rights in developments created by Subcontractor shall not be assigned to the Customer.)

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B.    Assignment to Customer of Copyright in Undefined Deliverables (Excluding
      Subcontractor Programs and Modifications, CASE-Generated Subroutines, and Tools and Utilities), with Right to Reuse and Distribute Substantially Similar Deliverables

      "Contract Property" shall mean those deliverables developed solely for the Customer under this Subcontract Order except for any Subcontractor Work(s) that may be developed or that may be embodied in any deliverable under this Subcontract Order. Subcontractor hereby assigns to Customer all of its right, title and interest in and to all copyrights in the Contract Property developed by Subcontractor under this Subcontract Order, provided Subcontractor and Prime Contractor retain the right to develop, use and distribute works that are substantially similar to the Contract Property, including similar in function, structure, sequence, or organization of the Contract Property. "Subcontractor Work(s)" shall mean: (a) any software program(s) and documentation owned or distributed by Subcontractor, including modifications, derivatives and enhancements thereof ("Programs"); (b) any Subcontractor CASE-generated subroutines that are used in developing or that are embodied in the Contract Property (excluding any Customer Confidential Information); and (c) any tools or utilities developed by or on behalf of Subcontractor. Subcontractor retains all right, title and interest, including all copyrights, in any Subcontractor Work(s). Subcontractor grants to Customer a non-exclusive, non-transferable, royalty free, perpetual internal use license to use such Subcontractor Work(s) that are incorporated into the Contract Property, and grants to Prime Contractor a non-exclusive, non-transferable, royalty free, perpetual license to use internally and in consulting engagements such Subcontractor Work(s) that are incorporated into the Contract Property; however nothing in this paragraph shall be construed to expand the Customer's or Prime Contractor's right to use Programs licensed to it under a separate license agreement.

C. Assignment to Customer of Copyright in Defined Deliverables (Excluding Subcontractor Programs and Modifications, CASE-Generated Subroutines, and Tools and Utilities), with No Right to Reuse Deliverables (but Right to Reuse Intangible Knowledge)

      "Contract Property" shall mean those deliverables developed solely for the Customer under this Subcontract Order which are expressly identified in this Subcontract Order as "Contract Property," excluding any Subcontractor Work(s) that may be developed or that may be embodied in any deliverable under this Subcontract Order. Subcontractor hereby assigns to Customer all of its right, title and interest in and to all copyrights in the Contract Property developed by Subcontractor under this Subcontract Order. Neither Subcontractor nor Prime Contractor shall have any right to retain or reuse copies of the Contract Property. "Subcontractor Work(s)" shall mean: (a) any software program(s) and documentation owned or distributed by Subcontractor, including modifications, derivatives and enhancements thereof ("Programs"); (b) any Subcontractor CASE-generated subroutines that are used in developing or that are embodied in the Contract Property (excluding any Customer Confidential Information); and (c) any tools or utilities developed by or on behalf of Subcontractor. Subcontractor retains all right, title and interest, including all copyrights, in any Subcontractor Work(s). Subcontractor grants to Customer a non-exclusive, non-transferable, royalty free, perpetual license to use internally such Subcontractor Work(s) that are incorporated into the Contract Property and any materials other than Contract Property developed by Subcontractor under this Subcontract Order, and grants to Prime Contractor a non-exclusive, non-transferable, royalty free, perpetual license to use such Subcontractor Works and other materials internally and in consulting engagements; however nothing in this paragraph shall be construed to expand the Customer's or Prime Contractor's right to use Programs licensed to it under a separate license agreement.

      Subcontractor and Prime Contractor may freely use the "residuals" from the Contract Property, provided that they maintain the confidentiality of Customer's confidential information as required in the Agreement. The term "residuals" shall mean the ideas, know-how, concepts, and techniques in intangible form arising from work performed by Subcontractor, which may be retained by employees (including agents) of Subcontractor and Prime Contractor who have had access to the Contract Property. Neither Subcontractor nor Prime Contractor shall have no obligation to limit or restrict the assignment of its employees, or to pay royalties to Customer or to one another for any work resulting from the use of residuals. Customer's copyrights in the Contract Property shall not be deemed to be violated by: (i) Subcontractor's use of the

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

      residuals in the course of providing products or services to any other party, even though the use of such residuals may result in delivery to such third parties of software, documentation or other products, in whole or in part, which are substantially similar to portions of the Contract Property, or (ii) Subcontractor's use of any ideas, concepts, know-how, or techniques that Subcontractor developed previously in the course of performing services for other Subcontractor clients, even though the use thereof may result in delivery to Customer of certain portions of software, documentation or other products which are substantially similar to portions of that owned by such Subcontractor clients.

5.2   DELIVERY OF COPIES

      Subcontractor shall provide complete copies to Prime Contractor, for delivery to the Customer, of everything created or developed by Subcontractor within the scope of any Subcontract Order.

VI.   INFRINGEMENT, WARRANTY, AND REMEDY

6.1   INFRINGEMENT INDEMNITY

A. Each party ("Provider") will defend and indemnify the other party ("Recipient") against a claim that any information, design, specification, instruction, software, data, or material furnished by the Provider ("Material") and used by the Recipient for the Services infringes a copyright or patent provided that: (a) the Recipient notifies the Provider in writing within thirty (30) days of the claim; (b) the Provider has sole control of the defense and all related settlement negotiations; and (c) the Recipient provides the Provider with the assistance, information, and authority reasonably necessary to perform the above; reasonable out-of-pocket expenses incurred by the Recipient in providing such assistance will be reimbursed by the Provider.

B. The Provider shall have no liability for any claim of infringement resulting from: (a) the Recipient's use of a superseded or altered release of some or all of the Material if infringement would have been avoided by the use of a subsequent unaltered release of the Material which is provided to the Recipient; or (b) any information, design, specification, instruction, software, data, or material not furnished by the Provider.

C. In the event that some of all of the Material is held or is believed by the Provider to infringe, the Provider shall have the option, at its expense, (a) to modify the Material to be non-infringing; (b) to obtain for the Recipient a license to continue using the Material; or (c) to require return of the infringing Material and all rights thereto from the Recipient. If Subcontractor is the Provider and such return materially affects Prime Contractor's ability to meet its obligations under the Prime Contract, then Prime Contractor may, at its option and upon thirty days prior written notice to Subcontractor, terminate the Subcontract Order and shall be entitled to recover the fees paid by Prime Contractor for that portion of the Material prorated over a five year period from the effective date of the applicable Subcontract Order. If Prime Contractor is the Provider and such return materially affects Subcontractor's ability to meet its obligations under the relevant Subcontract Order, then Subcontractor may, at its option and upon thirty days prior written notice to Prime Contractor, terminate the Subcontract Order and Prime Contractor shall pay Subcontractor for the Services rendered through the date of termination on a T&M or percent of completion basis as applicable. This
      Section 6.1 states the parties' entire liability and exclusive remedy for infringement.

6.2   WARRANTY AND DISCLAIMERS

A. Subcontractor warrants that the Services will be performed consistent with generally accepted industry standards. Prime Contractor must report any deficiencies in the Services to Subcontractor in writing within ninety
      (90) days of performance of the Services in order to receive warranty remedies.

B. THE WARRANTY HEREIN IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

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6.3   EXCLUSIVE REMEDY

A. Subject to Subsection 6.3.B below, for any breach of the above warranty Prime Contractor's exclusive remedy, and Subcontractor's entire liability, shall be the re-performance of the Services. If Subcontractor is unable to re-perform the Services as warranted. Prime Contractor shall be entitled to recover the fees paid to Subcontractor for the deficient Services.

B. Notwithstanding the foregoing, if the Customer refuses to pay or seeks a refund of some or all of an invoice and, in Prime Contractor's reasonable judgment, resolution of the problem will require issuance of a refund or credit to the Customer, the Prime Contractor and Subcontractor will in good faith analyze the contributing factors (including without limitation which party's consultants were involved, whether the work was timely completed, and the quality of the work) and mutually agree on an allocation of responsibility for the problem between them as applicable. Subcontractor will refund or credit, at Subcontractor's option, (as Prime Contractor and Subcontractor may agree) to the Customer an amount equal to the total refund or credit granted to the Customer by the Prime Contractor multiplied by the percentage of responsibility for the problem which the parties agree to allocate to Subcontractor. Any dispute between Prime Contractor and Subcontractor concerning this Section shall be referred to dispute resolution under Section 3.12 (Dispute Resolution) above.

VII.  LIMITATION OF LIABILITY, INDEMNITY, INSURANCE

7.1   LIMITATION OF LIABILITY

      IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY'S LIABILITY FOR DIRECT DAMAGES HEREUNDER SHALL EXCEED THE AMOUNT OF FEES PAID FOR SERVICES UNDER THE APPLICABLE SUBCONTRACT ORDER. ANY DAMAGES FOR WHICH PRIME CONTRACTOR IS LIABLE TO A CUSTOMER AS A RESULT OF SUBCONTRACTOR'S FAILURE TO COMPLY WITH THIS SSA, AND WHICH COULD NOT REASONABLY BE MITIGATED BY PRIME CONTRACTOR, SHALL BE CONSIDERED DIRECT DAMAGES FOR PURPOSES OF THIS SSA. NOTWITHSTANDING THE FOREGOING, NO LIMIT SHALL APPLY TO DAMAGES FOR TANGIBLE OR INTANGIBLE PROPERTY (INCLUDING SOFTWARE OR DATA) DAMAGE OR LOSS INTENTIONALLY CAUSED BY A PARTY HERETO.

7.2   INDEMNITY

      Each party ("Indemnifying Party") shall defend and indemnify the other party ("Indemnified Party") against any liability, damage, or expense which the Indemnified Party may sustain, incur, or be required to pay, arising out of or in connection with claims for personal bodily injury or wrongful death or damage to real or tangible personal property resulting from any negligent act or omission of the Indemnifying Party or a person employed by the Indemnifying Party acting within the scope of his/her employment in the performance of Services under this SSA while on a party's or a Customer's premises; provided that:

      (a) The Indemnifying Party is notified in writing of any claim promptly after the Indemnified Party becomes aware of it;

      (b) The Indemnifying Party has sole control of the defense of such claim and of all negotiations for its settlement or compromise; and

      (c) The Indemnified Party gives the Indemnifying Party information reasonably available and assistance necessary to facilitate the settlement or defense of such claim and, to the extent permitted by law, the Indemnified Party makes any defenses available to it available to the Indemnifying Party.

      The Indemnifying Party's indemnity obligation under this Section shall be reduced to the extent by which the liability, damage, or expense results from the willful misconduct or the negligent act or omission of an employee(s), or agent(s) of the Indemnified Party, or a third party(ies). For the purpose of this Section,

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      "tangible personal property" shall not include software, documentation, data, or data files, nor shall the indemnity obligation stated in this Section apply to damages incurred by use of any software. The indemnifying Party's indemnity obligation, except that for personal bodily injury or wrongful death, shall be limited to the amount of the applicable Subcontract Order.

7.3   INSURANCE

      Both parties shall provide the following insurance coverage during the term of this SSA:

      (a)    Worker's Compensation Insurance as required by the law;

      (b) Employer's Liability Insurance in such customary amounts carried by employers in like business; and

      (c) Comprehensive General Liability and Property Damage Insurance, including Contractual Liability coverages, as follows:

             General Liability       $1,000,000 per occurrence
             Automobile Liability    $1,000,000 combined single limit

      Upon written request, each party shall supply the other party with a certificate(s) of insurance evidencing such coverages.

VIII. GENERAL

8.1   NONDISCLOSURE

      Confidential information disclosed by either party and/or by Customers in connection with this SSA or in connection with Services provided hereunder shall be subject to the protections specified in Section 11.1 (Nondisclosure) of the Master Agreement.

8.2   FULL CONSULTING ENGAGEMENT LIFE CYCLE

      Each party will endeavor to include the other party's consulting personnel in the full life cycle of appropriate consulting engagements, rather than using such personnel merely as low-cost resource providers. However, the Prime Contractor in any consulting engagement shall retain primary responsibility for project management and staffing for that engagement.

8.3   SOFTWARE LICENSE

A. The Services provided under this SSA may be in support of a Customer's license to use computer software programs, owned or distributed by Prime Contractor or Subcontractor, under a separate software license agreement. In addition each party may, in the course of providing services to a Customer, use computer software programs licensed to it by the other under the Master Agreement or a different software license agreement. Such software license agreement and/or Master Agreement shall govern all use by Prime Contractor, Subcontractor and/or the Customer of such programs. Neither this SSA nor any Subcontract Order includes the grant of any license or any other rights for such programs.

B. Any Services acquired from Subcontractor shall be bid separately from such program licenses, and Prime Contractor may acquire either Services or such program licenses without acquiring the other.

8.4   RELATIONSHIP BETWEEN THE PARTIES

      Prime Contractor and Subcontractor are independent contractors; nothing in this SSA shall be construed to create an employer/employee, partnership, joint venture, or agency relationship between the parties. Each party will be solely responsible for payment of all compensation owned to its employees, as well as employment related taxes. Each party will maintain appropriate worker's compensation for its employees as well as general liability insurance.

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8.5   NO LIENS

      All developments, deliverables and materials provided by Subcontractor under this SSA shall be free of any liens. Subcontractor shall neither file nor cause or permit to be filed any lien with respect to any such developments, deliverables or materials, and Subcontractor hereby expressly waives any right to file or cause to be filed any lien for itself and for all other persons furnishing labor or materials to Subcontractor for the Services.

8.6   SAFETY

      Subcontractor, its employees, agents, and subcontractors shall comply with the Customer's reasonable safety and security rules while at a Customer location, provided such rules do not require drug, alcohol or psychological testing or random security searches.

8.7   GOVERNING LAW

      This SSA, and all matters arising out of or relating to this SSA, shall be governed by the laws of the State of California, and shall be deemed to be executed in Redwood City, California.

8.8   JURISDICTION

      Any legal action or proceeding relating to this SSA shall be instituted in any state or federal court in San Francisco or San Mateo County, California. Subcontractor and Prime Contractor agree to submit to the jurisdiction of, and agree that venue is proper in, the aforesaid courts in any such legal action or proceeding.

8.9   NOTICE

      All notices, including notices of address change, required to be sent hereunder shall be in writing and shall be deemed to have been given when mailed by first class mail to the first address listed in the applicable Subcontract Order (if to Prime Contractor) or to the Subcontractor address on the Subcontract Order (if to Subcontractor).

8.10  SEVERABILITY

      In the event any provision of this SSA is held to be invalid or unenforceable, the remaining provisions of this SSA will remain in full force.

8.11  WAIVER

      The waiver by either party of any default or breach of this SSA shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of either party's intellectual property rights, no action, regardless of form, arising out of this SSA may be brought by either party more than one year after the cause of action has accrued.

8.12  FORCE MAJEURE

      Neither party shall be in default or otherwise liable for any delay in or failure of its performance under this SSA or a Subcontract Order where such delay or failure arises by reason of any Act of God, or any government or any governmental body, acts of the common enemy, the elements, strikes or labor disputes, or other similar or dissimilar cause beyond the control of such party.

8.13  EXPORT ADMINISTRATION

      Each party agrees to comply with all relevant export laws and regulations of the United States ("Export Laws") to assure that neither any software deliverable, if any, nor any direct product thereof is (1) exported, directly or indirectly, in violation of Export Laws or (2) is intended to be used for any purposes prohibited by the Export Laws, including without limitation, nuclear, chemical, or biological weapons proliferation.

                                                                      Page: D-11

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

8.14  ASSIGNMENT

      Neither party may assign or otherwise transfer any of its rights or obligations under this SSA without the other party's prior written consent.

8.15  ENTIRE AGREEMENT

      This SSA constitutes the complete agreement between the parties and, except as provided in Section 8.3 (Software License) above and in any provisions of the Master Agreement which expressly concern the provision of consulting services to Customers, supersedes all previous and contemporaneous agreements, proposals, or representations, written or oral, concerning the subject matter of this SSA. Neither this SSA nor any Subcontract Order may be modified or amended except in a writing signed by a duly authorized representative of each party; no other act, document, usage, or custom shall be deemed to amend or modify this SSA or an Subcontract Order. It is expressly agreed that any terms and conditions of Prime Contractor's purchase order shall be superseded by the terms and conditions of this SSA and the applicable Subcontract Order.


                                                 ORACLE CORPORATION

Signature:_____________________                  Signature:_____________________


Name:__________________________                  Name:__________________________


Title:_________________________                  Title:________________________






                                                                      Page: D-12

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


ORACLE(R)


                         INDUSTRY SOLUTIONS INITIATIVE
                EXHIBIT A to the SERVICES SUBCONTRACT AGREEMENT

                          CONSULTING SUBCONTRACT ORDER
____________________________________________________________________________

Date of Services Subcontractor Agreement: __________________________________
Date of this Subcontract Order:           __________________________________
Prime Contractor:                         __________________________________
Subcontractor:                            __________________________________
Customer Name:                            __________________________________
Customer Address:                         __________________________________
                                          __________________________________
                                          __________________________________

A.    FOR TIME & MATERIALS ENGAGEMENTS

      1.     SCOPE OF SERVICES:

      2.     FEES AND EXPENSES:

             a.  Time & Materials Rates:

                 Staffing Level              Daily Rate

             b.  Estimated Total Time & Material Fees:

             c.  Estimated Total Expenses:

B.    FIXED PRICE

      1.     DELIVERABLES, SCHEDULE AND FEES

             Deliverable                          Delivery Date   Payment

      2.     EXPENSES

C.    RIGHTS IN DEVELOPMENTS:

      The following shall govern the allocation of rights in consulting developments created within the scope of this Subcontract Order (check one):

      ___ SSA Section 5.1.A: Allocation of Rights per Master Agreement (If the parties wish to allocate rights in developments as set forth in SSA Section 5.1.A, but the Prime Contract requires Prime Contractor to assign ownership rights in developments to the Customer, then, at Prime Contractor's option, Subcontractor shall sign an agreement with Prime Contractor and Customer clarifying that ownership rights in developments created by Subcontractor shall not be assigned to the Customer.)


                                                                      Page: D-13

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

      ___ SSA Section 5.2.B: Assignment to Customer of Copyright in Undefined Deliverables (Excluding Subcontractor Programs and Modifications, CASE-Generated Subroutines, and Tools and Utilities), with Right to Reuse and Distribute Substantially Similar Deliverables.

      ___ SSA Section 5.2.C: Assignment to Customer of Copyright in Defined Deliverables (Excluding Subcontractor Programs and Modifications, CASE-Generated Subroutines, and Tools and Utilities), with No Right to Reuse Deliverables (but Right to Reuse Intangible Knowledge) (Each deliverable subject to copyright assignment to Customer must be clearly identified as "Contract Property" in this Subcontract Order.)

D. OTHER TERMS:

      This Consulting Subcontract Order is placed subject to the terms and conditions herein and in the above-referenced Services Subcontract Agreement.

                                            ORACLE CORPORATION

Signature:___________________________       Signature:_________________________

Name:________________________________       Name:______________________________

Title:_______________________________       Title:_____________________________







                                                                      Page: D-14

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


ORACLE(R)

                         INDUSTRY SOLUTIONS INITIATIVE
                          CONSULTING SUBCONTRACT ORDER

PROJECT IDENTIFICATION ATTACHMENT

Oracle Project ID No. _____________________

Prime Contractor Contract Administrator:             Subcontractor Contract Administrator:
Name:                                                Name:
Address:                                             Address:
Telephone:                                           Telephone:
Fax:                                                 Fax:

Prime Contractor Consulting or Education Contact:    Subcontractor Consulting or Education Contract:
Name:                                                Name:
Address:                                             Address:
Telephone:                                           Telephone:
Fax:                                                 Fax:

Prime Contractor Billing/Accounts Payable Contact:   Subcontractor Billing/Accounts Receivable Contract:
Name:                                                Name:
Address:                                             Address:
Telephone:                                           Telephone:
Fax:                                                 Fax:


FOR ORACLE USE WHERE ORACLE IS PRIME CONTRACTOR:

Oracle Customer Agreement Name: ______________________ Date: _______________

ISI Agreement Date: _________________________


FOR ORACLE USE WHERE ORACLE IS SUBCONTRACTOR:

Purchase Order No. ________________________
or
Purchase Order Exemption Acknowledgment:

Prime Contractor does not issue Purchase Orders for Services, however, Prime Contractor agrees to pay for Services performed under this Subcontract Order, as specified in the Subcontract Order and/or SSA.

     Prime Contractor Purchasing Agent

     Signed: ______________________________

     Name:   ______________________________

     Tax Information: ___ (1) Exempt (Attach Tax Exemption Form) ___ (2) Non-exempt


                                                                      Page: D-15

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                         SERVICES SUBCONTRACT AGREEMENT

                          CONSULTING RATES ATTACHMENT

Oracle Consulting Rates (Subject to rates as in effect at the time services are performed)

Grade                              U.S.              U.S.            Global
Level    Title                Rates hourly       Rates daily       Rate Index
                              _         _        _         _       _         _
12       Senior VP           |           |      |           |     |           |
11       Area VP             |           |      |           |     |           |
10       Regional VP         |           |      |           |     |           |
9        Sr. Practice Dir.   |           |      |           |     |           |
8        Practice Dir.       |           |      |           |     |           |
7        Practice Mgr        |           |      |           |     |           |
6M       Managing Prin.      |     *     |      |     *     |     |     *     |
6T       Sr. Prin. Consult.  |           |      |           |     |           |
5        Principal           |           |      |           |     |           |
4        Senior Consult.     |           |      |           |     |           |
3        Staff Consult.      |           |      |           |     |           |
2        Assoc. Consult.     |           |      |           |     |           |
1        Admin.              |_         _|      |_         _|     |_         _|

         Daily Rates = Global Rate Index x applicable Rate Multiplier


Country          Rate Multiplier     Country         Rate Multiplier
 _                                                                        _
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                   *                                      |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|                                                                          |
|_                                                                        _|



      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                      Page: D-16

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

ISI Member Consulting Rates

September 1, 1998 to August 31, 1999

Role                          Daily Rate
----                          ----------
                                ($US)
Associate Consultant             [*]
Product Consultant               [*]
Senior Product Consultant        [*]
Business Consultant              [*]
Senior Business Consultant       [*]
Principal Consultant             [*]
Service Director                 [*]

ASSOCIATE CONSULTANT

-- Provide basic technical support in a Retek systems environment under the supervision of more experienced personnel.

-- Program and test custom modifications using information and input from product and/or business consultants, obtained during conference room pilot and/or similar sessions.

SENIOR BUSINESS CONSULTANT/SENIOR PRODUCT CONSULTANT

-- Make recommendations about the most appropriate way of implementing Retek applications and of utilizing Retek resources using Retek's implementation methodologies, while remaining sensitive to the customer's strategic business drivers, project objectives, resource availability and timeframes.

-- Work with the customer to develop a common understanding of the future application architecture, to include business functions by system, and key interface points between Retek and third party applications.

-- Provide input to the development of a comprehensive time and action plan for the implementation of Retek applications within the customer's business within the desired timeframe

-- Assess the need, and identify appropriately skilled Retek consultants, for the project team

-- Define and co-ordinate the involvement of all Retek consultants for the life of the project, to include briefing them before each customer trip and de-briefing regularly regarding status and open issues

-- Facilitate analysis workshops and end user training sessions, as required, by assisting the Business and Product Consultants to "map" Retek terminology and procedures to the customer's business operating environment, agreeing work-arounds or potential modifications, as required, or advising on potential changes to current business practices

-- Co-ordinate the involvement of Retek or integrator representatives to develop detailed modification specifications and advising the customer on the status of the modification development and on the delivery and testing of modified functionality

-- Identify, research and follow up on key issues identified during training and consulting engagements and/or communicated directly, and own issues through to resolution

-- Produce structured customer follow-up documentation that identifies the key topics covered, open issues (and their resolution, where possible), issues for management attention and any next steps


      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                      Page: D-17

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

-- Communicate proactively with all appropriate parties regarding project status and open issues

-- Complete all administrative duties related to the project, including the completion of status reports, as requested, billing reports etc.

-- Maintain relationships with key individuals within the customer organizations that the Project Leader is responsible for, to include the overall Retek IS and business sponsors to identify needs for additional Retek products or services

-- Oversee the professional development of Application Consultants by conducting formal performance evaluations and informal feedback and counseling sessions

-- Contribute to the on-going development of Retek services methodologies and toolkits.

BUSINESS CONSULTANT/PRODUCT CONSULTANT

-- Prepare for visits to customer sites by identifying the objectives to be achieved during the trip and researching relevant background information about the customer's intended usage of our products, Retek release level, planned modifications etc.

-- Lead workshops, demonstrations and training courses by seeking to understand the customer's business operating environment, delivering presentations in a logical and structured manner, encouraging interaction and remaining flexible to address changing priorities

-- Identify, research and follow up on key issues identified during customer trips and/or communicated directly, and own issues through to resolution

-- Produce structured deliverables and follow-up documentation that identifies the key topics covered, outstanding issues (and their resolutions, where possible) and any next steps

-- Work with the Relationship Manager to identify opportunities for further
   Retek involvement and inform them of issues relevant to their customers

-- Research customer issues as they arise and working with internal Retek resources to provide a timely response

-- Act as the customers' "champion" within Retek by identifying issues that may impact customers and by communicating customer enhancement and modification requests

-- Follow department and company operating procedures and guidelines and contributing to the on-going development of formalized department operating policies, practices and procedures

-- Maintain a detailed understanding of Retek product functionality as new enhancements are added

-- Support the on-going development of members of the Services team and other departments by presenting in-house training and demos for Retek products, as required

-- Collate "best practice" information from our customers about the different ways in which they use Retek applications to increase the value that we can offer on consulting engagements

PRINCIPAL CONSULTANT

-- In addition to being able to handle those responsibilities associated with the senior consultant role, principal consultants possess additional experience and expertise, with excellent functional and/or technical knowledge of Retek systems and the retail industry. May possess knowledge and/or experience in highly specialized areas. Should have exceptional analytical skills, leadership ability and communications skills and interact independently and appropriately with client and integrator personnel.

SENIOR DIRECTORS

-- In addition to being able to handle those responsibilities associated with the principal consultant role, service directors must have experience in working with the highest levels of client management, exceptional ability to

                                                                     Pages: D-18

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


   communicate and exceptional analytical and problem solving skills. Must be capable of managing direct reports including hiring, performance evaluations and problem resolution. Skilled at selling consulting services to clients.




                                                                      Page: D-19

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                         SERVICES SUBCONTRACT AGREEMENT

                 ORACLE CONSULTING JOB DESCRIPTIONS ATTACHMENT

SUMMARY OF       FUNCTIONAL                     TECHNICAL                      Management
JOB TITLES
                 Associate Consultant           Associate Consultant
                 Staff Consultant               Staff Consultant
                 Senior Consultant              Senior Consultant
                 Principal Consultant           Principal Consultant
                 Senior Principal Consultant    Senior Principal Consultant
                                                                              Managing Principal
                                                                              Practice Manager
                                                                              Practice Director
                                                                              Senior Managers

--------------------------------------------------------------------------------

                 FUNCTIONAL ROLES

JOB TITLE:       Associate Consultant (Functional)

QUALIFICATIONS:  BS/BA/BBA degree preferred; at least 2 years of industry experience in manufacturing, distribution or accounting or with systems company supporting these industries; at least two weeks of training on at least one of the following: Oracle Applications and Tools, Datalogix GEMMS, IMI System ESS, Manugistics, TSW Enterprise or Oracle CPG solution set. Packaged application implementation, support or development experience preferred. Should be able to perform independent work under supervision of project management and interact appropriately with client and vendor personnel.

JOB TITLE:       Staff Consultant (Functional)

QUALIFICATIONS:  BS/BA/BBA degree preferred; at least 4 years of industry experience in manufacturing, distribution or accounting or with systems company supporting these industries; at least two weeks of training on at least one of the following packages: Oracle Applications and Tools, Datalogix GEMMS, IMI System ESS, Manugistics, TSW Enterprise or Oracle CPG solution set. Packaged application implementation, support or development experience preferred. Should be able to perform independent work under supervision of project management and interact appropriately with client and vendor personnel. Should have experience in preparation and execution of project plans, participation in requirements definition, gathering and documentation of functional requirements, transformation of functional requirements into detailed implementation plans.

JOB TITLE:       Senior Consultant (Functional)

QUALIFICATIONS:  BS/BA/BBA degree preferred; at least 5 years of industry experience in manufacturing, distribution or accounting or with systems company supporting these industries; at least four weeks of training on at least one of the following packages:
                 Oracle Applications and Tools, Datalogix GEMMS, IMI System ESS, Manugistics, TSW Enterprise or Oracle CPG solution set. Packaged application implementation, support or development experience required. Should be able to perform independent work with minimal supervision of project management and interact independently and appropriately with client and vendor personnel. Should have experience in preparation and execution of complex project plans, participation in requirements definition, interviewing users to gather and document functional requirements, transformation of functional


                                                                      Page: D-20

                      SUBJECT TO ORACLE MANAGEMENT APPROVAL

                  requirements into detailed implementation plans. Should be capable of lending small task oriented project teams, instructing users and presenting concepts to audiences. Must possess excellent written and Oracle communication skills.

JOB TITLE:        Principal Consultant (Functional)

QUALIFICATIONS:   BS/BA/BBA degree preferred, at least 5 years of industry
                  experience in manufacturing, distribution or accounting or with systems company supporting these industries: at least four weeks of training on at least one of the following packages: Oracle Applications and Tools, Datalogix GEMMS, IMI
                  System ESS, Manugistics, TSW Enterprise or Oracle CPG solution set. Packaged application implementation, support or development experience required. Must have several years of successful project leadership experience with excellent functional and/or technical knowledge of systems and industry served. Must be proficient at project estimating, risk assessment and work planning. Should have exceptional analytical skills, leadership ability and communications skills and interact independently and appropriately with client and vendor personnel. Should be capable of leading complex project teams, instructing users and presenting concepts to management level users.

JOB TITLE:        Senior Principal Consultant (Functional with Technical
                  Expertise)

QUALIFICATIONS:   BS/MS degree preferred, at least 5 years of industry
                  experience in manufacturing, distribution or accounting or with systems company supporting these industries; at least two weeks of training on at least one of the following packages: Oracle Applications and Tools, Datalogix GEMMS, IMI
                  System ESS, Manugistics, TSW Enterprise or Oracle CPG solution set. Packaged application implementation, support or development experience required. Must have outstanding technical knowledge and credentials which qualify this individual as an expert in his or her field. Should have exceptional analytical skills, leadership ability and communication skills and interact independently and appropriately with client and vendor personnel. Should be capable of providing vital project technical assistance that few consulting personnel are able to provide. This job title is reserved for exceptional, top-flight technical consultants who have chosen a technical excellence career track rather than a management career track.

-------------------------------------------------------------------------------

                  TECHNICAL ROLES

JOB TITLE:        Associate Consultant (Technical)

QUALIFICATIONS:   BS degree preferred plus 2 years programming experience in open systems development environment. Proficient in one or more CPG Vender development tools and at least one or more of the following languages: C, C++, or Pro*C. Proficient in one or more multi-user operating systems. Knowledgeable or experienced in database design using Oracle RDBMS.

JOB TITLE:        Staff Consultant (Technical)

QUALIFICATIONS:   BS degree preferred, 4 years of experience in development of applications designed around Oracle RDBMS with at least two years experience in Full Life Cycle development. Proficient in one or more Oracle or CPG Vendor development tools, plus either C, C++, or Pro*C. Should have experience in preparation of detailed relational database designs, participation in requirements definition, transformation of functional requirements into detailed designs, plus proficiency in one or more multi-user operating systems. Should be capable of interacting with clients independently.

                                                                      Page: D-21

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

JOB TITLE:      Senior Consultant (Technical)

QUALIFICATIONS: BS degree preferred, 6 years of experience in development of applications designed around relational database systems with at least 4 years of Oracle RDBMS. Should have at least three years of Full Life Cycle development experience. Proficient in one or more Oracle or CPG vendor development tools, plus either; C, C++, or Pro*C, and proficient in one or more multi-user operating systems. Should be able to assist in the preparation of project test plans and able to manage complex project tasks. Should have at least 2 years experience in preparing functional and system specifications, and functional, system, acceptance and usability test plans. Capable of conducting interviews with user management and be able to transform client functional requirements into detailed information databases and process model specifications. Must possess excellent written and oral communication skills.

JOB TITLE:      Principal Consultant (Technical)

QUALIFICATIONS: BS degree preferred, 7 to 8 years of experience in development of applications designed around relational database systems with at least 5 years of Oracle RDBMS. Should have at least four years of Full Life Cycle development experience. Must be proficient in all of either Oracle CDE Tools or an appropriate CPG vendor development tool with at least 5 years of experience in either open systems/distributed systems design, networking. CASE method/tool or RDMBS database administration. Must have several years of successful project leadership experience with excellent technical knowledge of open or distributed systems environment. Must be proficient at project estimation, risk assessment and work planning. Should have exceptional analytical skills, leadership ability and communications skills.

JOB TITLE:      Senior Principal Consultant (Technical)

QUALIFICATIONS: BS/MS/MBA degree preferred, 7 to 10 years of experience Full
                Life Cycle development of applications designed around relational database systems with 5+ years of Oracle RDMBS. Must possess highest level of Oracle technical and application skills and be acknowledged as an industry expert. Must possess in-depth knowledge of all Oracle CDE Tools or a CPG vendor development tool. Must have medium to large project management experience and/or have served as the senior technical resource for Oracle-based projects. Must be capable of managing multiple projects. Must have expert knowledge of at least two technical specialties such as CASE method, database design and administration, open systems design or networking, experience in working with senior client technical management, exceptional ability to communicate and exceptional analytical and problem solving skills.

--------------------------------------------------------------------------------

                MANAGEMENT ROLES

JOB TITLE:      Managing Principal Consultant

QUALIFICATIONS: BS/BA/BBA/MS/MBA degree preferred; at least 5 years of industry experience in manufacturing, distribution or accounting or with systems company supporting these industries; at least two weeks of training on at least one of the following packages: Oracle Applications and Tools, Datalogix GEMMS, IMI System ESS, Manugistics, TSW Enterprise or Oracle CPG solution set. Management of medium to large packaged application implementation, support or development projects required. Must be capable of managing multiple projects. Must have expert knowledge of business processes and practices in at least one industry, experience in working highest levels of client management, exceptional ability to communicate and exceptional analytical and problem solving skills. Must be capable of managing direct reports including hiring, performance evaluations and problem resolution. Must be skilled at selling consulting services to clients.

                                                                      Page: D-22

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

JOB TITLE:       Practice Manager

QUALIFICATIONS:  BS/BA/BBA/MS/MBA degree preferred; at least 5 years of industry experience in manufacturing, distribution or accounting or with systems company supporting these industries. Management of medium to large packaged application implementation, support or development projects required. Must be capable of managing multiple projects. Must have expert knowledge of business processes and practices in at least one industry, experience in working highest levels of client management, exceptional ability to communicate and exceptional analytical and problem solving skills. Must be capable of managing many direct reports and intermediate managers including hiring, performance evaluations, problem resolution, budgeting, training, etc. Must be expert at selling consulting services and software licenses to clients and coordinating multiple vendors and functional departments (sales, services, marketing, etc.) to bring about successful sales and post-sales client satisfaction.

JOB TITLE:       Practice Director

QUALIFICATIONS:  BS/BA/BBA/MS/MBA degree preferred; at least 5 years of industry experience in manufacturing, distribution or accounting or with systems company supporting these industries. Management of medium to large packaged application implementation, support or development projects required. Must be capable of managing multiple projects. Must have expert knowledge of business processes and practices in at least one industry, experience in working highest levels of client management, exceptional ability to communicate and exceptional leadership and problem solving skills. Must be currently managing many direct reports and intermediate managers including hiring, performance evaluations, problem resolution, budgeting, training, etc. Must be expert at selling consulting services and software licenses to clients and coordinating multiple vendors and functional departments (sales, services, marketing, etc). to bring about successful sales and post-sales client satisfaction. Must be capable of being single point of leadership for large, world-wide client implementation project.

JOB TITLE:       Senior Practice Director, Regional Vice President, All Other
                 Senior Managers

QUALIFICATIONS:  All personnel from Senior Practice Director and up the management chain who intend to bill clients for services rendered under an Oracle primed contract with a client must have their billing level approved in advance and in writing by the Vice President of Vertical Markets at Oracle or an Oracle Area Vice-President.

                                                                      Page: D-23

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


ORACLE(R)


                         INDUSTRY SOLUTIONS INITIATIVE
                EXHIBIT A to the SERVICES SUBCONTRACT AGREEMENT

                  CUSTOM EDUCATION SERVICES SUBCONTRACT ORDER

______________________________________________________________________________


Date of Services Subcontractor Agreement: ___________________________________
Date of this Subcontract Order:           ___________________________________
ISI Member Name:                          ___________________________________
Customer Name:                            ___________________________________
Customer Address:                         ___________________________________

A.   DESCRIPTION OF EDUCATION SERVICES TO BE DELIVERED BY ISI MEMBER

B.   FEES AND EXPENSES

C.   OTHER TERMS:

This Education Subcontract Order is placed subject to the terms and conditions herein and in the above-referenced Services Subcontract Agreement.

                                   ORACLE CORPORATION

Signature: ___________________     Signature: ___________________

Name: ________________________     Name: ________________________

Title: _______________________     Title: _______________________

                                                                      Page: D-24

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


ORACLE(R)


                         INDUSTRY SOLUTIONS INITIATIVE
                  CUSTOM EDUCATION SERVICES SUBCONTRACT ORDER


PROJECT IDENTIFICATION ATTACHMENT

Oracle Project ID No.__________

Oracle Customer Agreement Name:__________________________ Date:_____________

ISI Agreement Date:________________

Oracle Contract Administrator:           ISI Member Contract Administrator:
Name:                                    Name:
Address:                                 Address:
Telephone:                               Telephone:
Fax:                                     Fax:

Oracle Education Contact:               ISI Member Education Contact:
Name:                                    Name:
Address:                                 Address:
Telephone:                               Telephone:
Fax:                                     Fax:

Oracle Billing/Accounts Payable Contact  ISI Member Billing/Accounts
                                             Receivable Contact:
Name:                                    Name:
Address:                                 Address:
Telephone:                               Telephone:
Fax:                                     Fax:

                                                                      Page: D-25

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                         SERVICES SUBCONTRACT AGREEMENT

                    ISI MEMBER EDUCATION PRICING ATTACHMENT


                               FIXED-FEE COURSES

Technical Training                                          Length         Price
Course
1.  Batch Technical Development Course (1 week)             5 days         $1750/person/week
2.  Online (Forms) Technical Development Course (1 week)    5 days         $1750/person/week
3.  Technical and Functional Perspectives (1 week)          5 days         $3500/person/week
Functional Training
Course
RMS Fundamentals                                            5 days         $1750/person/week

                                                                      Page: D-26

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT E

                            SERVICE LEVEL AGREEMENT

DESCRIPTION OF SERVICES AND MATERIAL

-  REAL TIME TELEPHONE TECHNICAL ASSISTANCE

      ISI Member shall provide real time technical assistance to Oracle as described below. ISI Member shall provide telephone access to its main support organization through a telephone number dedicated to Oracle WorldWide Support. Before contacting ISI Member support, knowledgeable Oracle support specialists in the Oracle WorldWide Support Centers will have made reasonable efforts to solve problems that are not product defects. If unable to solve a problem, Oracle WorldWide Support will deliver problems in a mutually agreed upon format which when appropriate will contain the necessary information to allow the ISI Member's support and development organization to recreate the problem for study and resolution.

      Telephone access shall include but not be limited to problem solving, bug reporting, documentation clarification, and technical guidance from 8:30 AM to 5:30 PM in the time zone where ISI Member's main support organization in the United States is located. From 7:00 AM to 8:30 AM and from 5:30 PM to 7:00 PM in the time zone where ISI Member's main support and development organization in the United States is located, ISI Member shall provide pager access to a senior ISI Member support representative familiar with ISI Member Programs and who has access to development personnel for (but not limited to) problem solving, bug reporting, documentation clarification and technical guidance. ISI Member will respond to a page within 30 minutes to begin analysis of the problem.

      Access to a senior ISI Member support representative familiar with ISI Member Programs and who has access to development personnel who should be available 24 hours a day 7 days a week by pager to respond to TARs of Severity Level 1 as defined below. Pager access may also be used for the escalation of existing TARs to Severity Level 1. In either case ISI Member will respond to a page within 30 minutes to begin analysis of the problem.

-  DOCUMENTATION

      ISI Member shall supply five complete sets of system level and user level documentation to Oracle WorldWide Support in Redwood City, California for distribution to Oracle's WorldWide Support Super Centers. Updates to this documentation shall be supplied in a timely manner as they become available and in the form available at such time, but no later than 30 days before shipment to any Oracle customer of a beta release of the applicable software update (provided, however, that such 30 day requirement shall not serve to delay ISI Member from shipping beta software to an Oracle customer and ISI Member provides to Oracle such documentation at the same time of the initial shipment to an Oracle Customer), or 90 days before shipment to any Oracle customer of a production release of the applicable software update (whichever is earlier). Initial versions of the documentation may be draft releases.

-  PROGRAM TECHNICAL SUPPORT UPDATES

      Patches and fixes
      General maintenance releases
      Functional releases

      The ISI Member shall support the current release and the immediately prior release of the ISI Member Programs. Back porting will be required for any patch or fix that corrects a problem reported against any release of an ISI Member Program which is not the then-current release (e.g., where the current release of an ISI Member Program is a later release than the one incorporated in the then-current Oracle Solution


                                                                       Page: E-1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

      Suite version), where the reported problem has already been corrected in the then-current release of the ISI Member Program.

- SUPPORT SYSTEMS ACCESS

      ISI Member shall provide reasonable access to the information contained in ISI Member's support call tracking system as it relates to Oracle's support of the ISI Member Programs. This information will be available to Oracle through real time interface with any third party software or translation and production costs borne by Oracle. Oracle and ISI Member will work together to evaluate the scope of the effort and appropriate timing of developing further interfaces between Oracle's and ISI Member's support systems.

- MAIL SERVER ACCESS

      Electronic mail, via the internet, can serve as a means for Oracle WorldWide Support to enter Severity 2 and 3 TARs after ISI Member's normal business hours, to escalate incidents to ISI Member and to send status updates.

TECHNICAL ASSISTANCE REQUEST (TAR) SEVERITY LEVELS

The chart below lists the standard Technical Assistance Request Severity Levels. ISI member shall use commercially reasonable efforts to respond to Oracle's requests with respect to the ISI Member Programs based on the Severity Levels set forth below.

Severity Level

SEVERITY 1
Critical Business Impact

Customer's production environment is stopped or so severely impacted that Customer cannot reasonably continue to work. If Oracle WorldWide Support find it necessary to contact ISI Member either by phone during ISI Member normal business hours (as specified above) or by pager after normal business hours ISI Member shall respond within 30 minutes. ISI Member shall work around the clock in providing a fix or acceptable work around to Oracle WorldWide Support for Customer for a Severity 1 problem. Oracle shall provide ISI Member with reasonable and continuous assistance until such a fix or acceptable work around is provided or the TAR is downgraded.

ESCALATED SEVERITY 2
Escalated Severe business Impact

Customer's issue was originally designated as a Severity 2, Severe Business Impact; however Customer's severity level is being escalated to this Escalated Severity 2 by Customer. ISI Members shall use commercially reasonable efforts to provide a fix or acceptable work around which Oracle WorldWide Support may deliver to the Customer in less than or equal to 3 calendar days from the date of escalation.

SEVERITY 2 BACKPORT
Severe Business Impact

A patch exists to resolve customer's issue but is not available for Customer's platform and/or Customer's release of the products causing the impact. ISI Member shall use commercially reasonable efforts to provide a fix or acceptable work around which Oracle WorldWide Support may deliver to the Customer in less than or equal to 3 calendar days of the request from Oracle WorldWide Support.

SEVERITY 2
Severe Business Impact

Customer's production environment is continuing (not stopped) however, there is serious impact on the Customer's productivity and/or service levels. If Oracle WorldWide Support finds it necessary to contact ISI Member by phone during the above normal business hours ISI Member shall respond within 2 hours. In the event Oracle



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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

WorldWide Support contacts ISI Member via electronic messaging outside normal business hours ISI Member shall respond within 2 hours of the resumption of normal business hours. ISI Member shall use commercially reasonable efforts to provide a fix or acceptable work around with Oracle WorldWide Support may deliver to Customer in less than equal to 3 calendar days of the request form Oracle WorldWide Support.

SEVERITY 3

Minor Business Impact

Customer is in full working mode, there is no work being impeded at the time, information or solutions are requested by the Customer as soon as possible to answer the question or correct the problem. If Oracle WorldWide Support finds it necessary to contact ISI Member by phone during the above normal business hours ISI Member shall respond within 1 business day. In the event Oracle WorldWide Support contacts ISI Member via electronic messaging outside normal business hours ISI Member shall respond within 2 hours of the resumption of normal business hours. ISI Member shall use commercially reasonable efforts to provide a solution which Oracle WorldWide Support may deliver to Customer within 7 days of the request from Oracle WorldWide Support. This solution may be in the form of a patch, work around, or fix included in a subsequent or next release.

                                      ***

FIRST LINE SUPPORT BY ORACLE

The expectations for first line support by Oracle of ISI Member Programs are as follows:

      Technical support will be available through the Oracle WorldWide Support
          Centers for ISI Member Programs including those that do not use the Oracle technologies.

      All communication with customers including initial recording of issues, interim follow-up on issue resolution status, and final delivery of fixes will be coordinated through Oracle WorldWide Support Centers.

      Oracle WorldWide Support Centers will answer all functional and business related questions concerning ISI Member Programs (e.g., not software code related issues).

      Oracle WorldWide Support Centers will answer all initial operations related questions such as configuration options, database setup/optimization, hardware configurations and other related environment issues for Oracle Based Programs.

      Oracle WorldWide Support Centres will answer all production operations related questions such as abnormal job terminations related to environment issues such as inadequate disk space, database configuration and other related environment issues for Oracle based Programs.

      For software related issues, Oracle WorldWide Support Centers will research the reported issue, recreate the Issue in their testing environment, and research the potential causes of the issue.

      Dial-in access to the Oracle WorldWide Support Centers test systems must be available to ISI Member to allow visibility to any reproduced problems as a transition step to ISI Member's support group.


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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT F

                           CERTIFICATION FOR SOFTWARE

This questionnaire can cover one complete product, even if that product includes multiple modules.

Please leave no questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

________________________________________________________________________________

1. Was my portion of the software material (including screen graphics) written by anyone other than ISI Member or its employees (i.e. consultants or independent contractors) within the scope of their employment?

      YES       NO   X
         ------   ------
      If YES, provide, here or as an attachment, the following information:

      A) Identify the portion(s):

      B)     i.   Specify for each portion the name, address, and citizenship of each source:

             ii. If the source is not the actual author, how did it acquire title to the software material (e.g. software material was written by company's employees within the scope of their employment)?

             iii. If the source is an individual, did he/she create the software material while employed by or under contractual relationship with another party?

                  YES        NO
                     ------    ------


                  If YES, provide the name and address of the other party and explain the nature of the contractual relationship:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

      C) How did ISI Member acquire title to the software material written by the other party?

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

2. Are or were any copyright, confidentiality, or proprietary notice(s) present on the software material(s)?

      YES  X     NO
         ------    ------

      If YES, please describe such notice(s):

      SECURED COPYRIGHT IMMEDIATELY ON EACH RELEASE OF SOFTWARE
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

3. Was any portion of the software material derived from preexisting code (either yours or a third party's), including any code from freeware, shareware, electronic bulletin boards, or the Internet?

      YES            NO  X
          -----        -----

      If YES, please identify the material, author, owner, and copyright notice, if any, for each of the preexisting materials:

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

4. Provide, as an attachment, an explanation of any other circumstance which might affect Oracle's ability to reproduce, distribute, and market this software material, including:

      Whether your software material was prepared from any preexisting materials which have any:

      a)   confidentiality or trade secret restrictions to others;
      b)   known or possible royalty obligations to others;
      c) other preexisting materials developed for another party or customer (including government) where ISI Member may not have retained full rights to such other preexisting materials.

5. ISI Member recognizes that, for copyright registration or enforcement of legal rights relating to the furnished software material, Oracle may need ISI Member to produce additional information related to the software material. ISI Member hereby agrees to cooperate with Oracle and provide such information to Oracle at Oracle's request.

As an authorized representative of ISI Member, I hereby agree and certify the above to be true, accurate, and complete.

By: signed
    ------------------------------
    Signature

    David Tidmarsh
    ------------------------------
    Name (Type or Print)

    Vice President
    ------------------------------
    Title

    5/15/98
    ------------------------------
    Date

ORACLE CONFIDENTIAL WHEN COMPLETED

                                                                       Page: F-2

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT G

       INDUSTRY SOLUTIONS INITIATIVE MULTI-PARTY NONDISCLOSURE AGREEMENT

ORACLE(R)

                         INDUSTRY SOLUTIONS INITIATIVE
                      MULTI-PARTY NONDISCLOSURE AGREEMENT

The parties whose representatives' signatures appear on the attached Signature Page (the "Parties") are members of the Oracle Corporation Industry Solutions Initiative for development and marketing of, and conduct of other activities related to, application software suites targeted to specific industries. In the course of such activities, the Parties anticipate that each of them will have access to information that others consider proprietary and confidential. To protect the confidentiality of such information, the Parties hereby agree that:

1. Definition Of "Confidential Information". For purposes of this Multi-Party Nondisclosure Agreement ("MPNDA"), "Confidential Information" shall mean:
      (a) computer software in object code (not source code) form; (b) software-related documentation, designs and specifications, methods and methodologies, release management and version control standards, localization support requirements and technical reference manuals; (c) software-related business and marketing information and information related to a Party's customers and customer opportunities; (d) any other information to which a Party ("Receiving Party") has access at the premises or on a corporate computer network of another Party ("Disclosing Party"); and (e) any information not described in (a)-(d) above which is marked confidential, or is identified as confidential at the time of disclosure and is also summarized and designated as confidential in a written memorandum delivered to the Receiving Party within thirty (30) days of the disclosure. The Parties shall not disclose source code to each other under this MPNDA.

2. Authorized Use. A Receiving Party shall use Confidential Information of a Disclosing Party only for the purposes of developing, marketing, supporting and providing training and implementation services for application software suites in connection with the Oracle Corporation Industry Solutions Initiative, and other activities directly related to the foregoing.

3. Duty Of Protection. A Receiving Party shall protect the disclosed Confidential Information by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the Confidential Information as the Receiving Party uses to protect its own Confidential Information of a like nature. The Parties agree not to make each other's Confidential Information available in any form to any person or company which is not a Party or an employee of a Party. Each Party agrees to permit disclosure of the Confidential Information only to those of its employees who have a "need to know", and to take all reasonable steps to ensure that Confidential Information of other Parties is not disclosed or distributed by its employees in violation of the provisions of this MPNDA.

4. Period Of Protection. A Receiving Party's duty to protect Confidential Information disclosed under this MPNDA expires five (5) years after the date of disclosure (except object code and any related technical documentation, which obligations will remain in effect in perpetuity), unless another agreement in effect between the Disclosing Party and the Receiving Party provides a longer protection period for such Confidential Information.

5. Exclusions From Duty Of Protection. This MPNDA imposes no obligation upon a Receiving Party with respect to Confidential Information which (a) was in the Receiving Party's possession before receipt from the Disclosing Party; (b) is or becomes a matter of public knowledge through no fault of the Receiving Party; (c) is rightfully received by the Receiving Party from a third party without a duty of confidentiality; (d) is disclosed by the Disclosing Party to a third party without a duty of confidentiaility on the third party;


                                                                       Page: G-1
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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

      (e) is independently developed by the Receiving Party; (f) is disclosed under operation of law: or (g) is disclosed by the Receiving Party with the Disclosing Party's prior written approval.

6. Title. All Confidential Information shall remain solely the property of the Disclosing Party. A Receiving Party acquires no intellectual property rights to the Confidential Information under this MPNDA except the limited right to use set out in Paragraph 2 above.

7. No Obligation to Purchase. This MPNDA imposes no obligation on any Party to purchase or otherwise acquire any service or item from another Party.

8. Independent Development/Freedom of Action. Each party acknowledges that the other Parties are in the software development business. This MPNDA shall not preclude any Party from developing, using, marketing, licensing, and/or selling any independently developed software which has the same or similar functionality as any product owned or distributed by another Party, so long as such activities do not constitute breach of this MPNDA or infringe the intellectual property rights of such other Party.

9. Period of Disclosure/Receipt. This MPNDA controls only Confidential Information which is disclosed by or to a Party between the date such Party signs this MPNDA (as indicated on the Signature Page) and the date such Party withdraws from this MPNDA. A party may withdraw from this MPNDA upon written notice to all other Parties hereto, delivered to such other Parties at the addresses written on the Signature Page provided that such Party's obligations hereunder shall survive such withdrawal.

10. Independent Contractors. The Parties are independent contractors, and do not intend that any agency or partnership relationship be created among them by this MPNDA.

11. Modifications: Addition/Deletion of Parties. All additions or modifications to this MPNDA, including any additions to or deletions from the Signature Page, must be made in writing and must be signed by all Parties.

12. Governing Law. This MPNDA is made under and shall be construed according to the laws of the State of California.

13. Order of Precedence. In the event of a conflict or inconsistency between this Agreement and any Industry Solutions Initiative Master Agreement between any two parties hereto, the Industry Solutions Initiative Master Agreement shall control with respect to the rights and obligations of those parties.






                                                                       Page: G-2
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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


ORACLE(R)


                         INDUSTRY SOLUTIONS INITIATIVE
                      MULTI-PARTY NONDISCLOSURE AGREEMENT

                                 SIGNATURE PAGE

________________________________________________________________________________

NOTE: THIS SIGNATURE PAGE MUST BE RE-EXECUTED BY ALL PARTIES UPON ANY ADDITION OF A PARTY TO, OR DELETION OF A PARTY FROM, THIS SIGNATURE PAGE.

Company: Oracle Corporation                Company:  _________________________
Address: 500 Oracle Parkway                Address:  _________________________
         Redwood City, CA 94065                      _________________________
         U.S.A.                                      _________________________

Signature: _________________________       Signature:_________________________

Name:      _________________________       Name:     _________________________

Title:     _________________________       Title:    _________________________

Date:      _________________________       Date:     _________________________

Company:   _________________________       Company:  _________________________
Address:   _________________________       Address:  _________________________
           _________________________                 _________________________
           _________________________                 _________________________

Signature: _________________________       Signature:_________________________

Name:      _________________________       Name:     _________________________

Title:     _________________________       Title:    _________________________

Date:      _________________________       Date:     _________________________

Company:   _________________________       Company:  _________________________
Address:   _________________________       Address:  _________________________
           _________________________                 _________________________
           _________________________                 _________________________

Signature: _________________________       Signature:_________________________

Name:      _________________________       Name:     _________________________

Title:     _________________________       Title:    _________________________

Date:      _________________________       Date:     _________________________


                                                                       Page: G-3

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT H

                                 KEY PERSONNEL


Relationship Managers

Oracle Relationship Manager:
ISI Member Relationship Manager:


Personnel Authorized to Have Access to Restricted Materials

     Company        Name                Location
     -------        ----                --------
     Oracle         [*]                   [*]
     Oracle         [*]                   [*]
     Oracle         [*]                   [*]
     Oracle         [*]                   [*]

     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]
     Retek          [*]                   [*]

Development Lab Systems Administrator

     Name           Title               Location
     ----           -----               --------



      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                       Page: H-1

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                                   EXHIBIT I

                 ORACLE'S CURRENT ISI NETWORK ACCESS AGREEMENT


ORACLE(R)


                         INDUSTRY SOLUTIONS INITIATIVE
                            NETWORK ACCESS AGREEMENT

--------------------------------------------------------------------------------

Effective Date:     5/15          1998
               ----------------,  ----,

ISI Member: Retek Information Systems
            --------------------------

Address: 801 Nicollet Mall, 11th Floor
         -----------------------------
         Minneapolis MN 55402
         -----------------------------

         -----------------------------

This Agreement is made by and between Oracle Corporation ("Oracle"), a California corporation located at 500 Oracle Parkway, Redwood City, California, 94065 and the ISI Member identified above. Oracle and the ISI Member agree as follows:

1. Network Usc, Oracle grants the ISI Member and its authorized personnel listed in Exhibit B (Key Personnel) to the Industry Solutions Initiative Master Agreement dated _______________ between the ISI Member and Oracle (the "Master Agreement") the nonexclusive, revocable right, subject to the terms of this Agreement, to obtain access to and use Oracle's Network (the "Network"). (Such ISI Member personnel shall be referred to in this Agreement as "Authorized Personnel.") The rights under this Agreement are granted only for so long as such persons are employed by the ISI Member and only after such Authorized Personnel have signed an agreement with the ISI Member that enables the ISI Member to comply fully with this Agreement. The Network is defined as any communication channels connecting Oracle data devices to each other and may interface devices owned, operated, administered, maintained, leased or otherwise controlled by Oracle, that are used to connect those channels to other channels or are used to provide a user interface to those channels that are necessary to accomplish the Permitted Uses specified in Paragraph 2 below.

      Additionally, the ISI Member shall provide a copy of this Agreement to the Authorized Personnel before they are allowed access to the Network under this Agreement. The list of Authorized Personnel may be modified as provided in the Master Agreement. The ISI Member agrees to notify Oracle within a reasonable time period when any of the Authorized Personnel cease being employed by the ISI Member. For purposes of this Agreement, the term "ISI Member" shall include both the ISI Member and its Authorized Personnel.

      The ISI Member agrees to comply with all instructions given by the Oracle Data Centre.

2. Permitted Uses. The ISI Member's access to and use of the Network shall be only for the purposes set out below.

   a. Reason for access:

      Integration of ISI Member Programs with Oracle Programs and ISI Co-Member Programs for development of Oracle Solution Suite(s) as such terms are defined in the Master Agreement.

   b. Ultimate server and/or data device to be accessed:

      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________
      _________________________________________________________________________

                                                                       Page: I-1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

   a. Type of Activity (e.g., email, read, transfer and/or edit files):

      __________________________________________________________________

      __________________________________________________________________

      __________________________________________________________________

      __________________________________________________________________

      The above-listed purposes shall constitute the sole "Permitted Uses"; any other use of the Network and any data devices attached thereto is strictly prohibited and may subject the ISI Member to civil and criminal prosecution. Such prohibited uses include, but are not limited to, negligently or knowingly doing the following:

      a.  Using unauthorized resources;
      b.  Exhausting Network resources;
      c. Modifying, viewing, copying or obtaining programs or data if not authorized to do so;
      d.  Inserting any program or data except for the Permitted Uses;
      e.  Causing fees to Oracle;
      f.  Changing the topology of the Network.

3. Fees. Remote access to and use of the Network shall be at the ISI Member's expense. Oracle shall not charge the ISI Member any fees for use of the Network.

4. Equipment and Access Procedures. Oracle shall provide the ISI Member with certain equipment and/or passwords to enable the Authorized Personnel to access the Network (the "Equipment"). The ISI Member shall not share Equipment located off Oracle's premises with any third party. The ISI Member shall take reasonable steps to secure physical access to the Equipment and shall use passwords in compliance with Oracle's password policy. The ISI Member agrees to assume sole responsibility for the Equipment and to pay Oracle replacement costs for any damage to or loss of the Equipment, other than normal wear and tear, caused by the ISI Member or while the Equipment is in the ISI Member's possession. The ISI Member agrees to notify, and is solely responsible for notifying Oracle of the loss, damage or theft of the Equipment by the most expeditious means available. Oracle reserves the right to modify the procedures and hardware needed to access the Network at any time.

5. Term. Either party may terminate this Agreement at any time. Oracle reserves the right to disconnect the ISI Member from the Network at any time, without warning of any kind. Upon termination, the ISI Member shall immediately cease accessing and using the Network and shall immediately return the Equipment to Oracle.

6. Nondisclosure and Ownership. The terms of Section 15.1 (Nondisclosure) of the Master Agreement shall apply to this Agreement, as well as the following terms.

      Oracle shall use the same degree of care to protect the confidentiality of ISI Member-Confidential Information placed on the Network that Oracle uses to protect the confidentiality of its own Confidential Information residing or travelling in the same environment on the Network.

      The ISI Member acknowledges and agrees that Oracle is the owner of the Network and all data contained therein. Nothing in this Agreement shall be construed to transfer any proprietary rights of one party to the other. In no event shall Oracle obtain any ownership rights in or to the ISI Member's proprietary software or data as a result of such software or data being placed on or transferred through the Network. The ISI Member agrees that Oracle may offer use and access to the Network to other parties.

      The ISI Member agrees that a breach of the confidentiality provisions of this Agreement will breach the security of Oracle's Network and data devices attached thereto and therefore would cause irreparable harm to Oracle for which no adequate remedy at law exists, and the ISI Member therefore agrees that, in addition to any other remedies available, Oracle shall be entitled to injunctive relief to enforce the terms of this Agreement.

7. Warranty Disclaimer/Limitation of Liability. THE ISI MEMBER ACCEPTS ACCESS TO THE NETWORK ON AN


                                                                       Page: I-2

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

      "AS IS" BASIS. ORACLE MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO PERFORMANCE, DATA QUALITY, ACCESSIBILITY OR INTEGRITY OF THE NETWORK, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY. ORACLE ASSUMES NO RESPONSIBILITY IN CONNECTION WITH THE ISI MEMBER'S ACCESS TO OR USE OF THE NETWORK.

8. Liability/Indemnification. EACH PARTY'S LIABILITY FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY THE MASTER AGREEMENT, INCLUDING WITHOUT LIMITATION SECTION 14.3 (LIMITATION OF LIABILITY) THEREOF.

9. Assignment. Each party's right to assign its rights and delegate its obligations hereunder shall be governed by the same terms as those specified in the Master Agreement.

10. Governing Law. This Agreement is made and entered into by the parties in the State of California and shall be construed according to the laws of that state.

11. Export Administration. The ISI Member agrees to comply fully with all relevant export laws and regulations of the United States ("Export laws") and agrees that no Confidential Information or Equipment, or any direct product thereof, is exported, directly or indirectly, in violation of Export laws.

12. Severability and Entire Agreement. In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

      This Agreement sets forth the entire agreement between the parties concerning its subject matter and supersedes all prior or contemporaneous agreements, whether written or oral. All additions or modifications in this Agreement must be made in writing and must be signed by both parties.


ORACLE CORPORATION                              ISI MEMBER

Authorized by:                                  By:XXXXXXXXXXX
              ----------------------               ----------------

Name:                                           Name: David Tidmarsh
     ----------------------                          ---------------

Title:                                          Title: Vice President
      ----------------------                          ----------------





                                                                       Page: I-3

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL




                                   EXHIBIT J

                            MINIMUM SUBLICENSE FEES










                                                                       Page: J-1

September 8, 1998


                        Retek Information Systems, Inc.

                         ISI Minimum Sublease Schedule



                                        Minimum License Fee due to Retek
                            --------------------------------------------------------
[ * ]                           Joint Model           Supported Model
                            -------------------     -------------------
Product                      Base     Per User       Base     Per User      Comments
-------                     ------   ----------     ------   ----------     --------
RMS                          [*]        [*]           [*]        [*]          [*]
ARI                          [*]        [*]           [*]        [*]          [*]
Trade Mgmt                   [*]        [*]           [*]        [*]          [*]
Retek Warehouse Management   [*]        [*]           [*]        [*]          [*]
RDF                          [*]        [*]           [*]        [*]          [*]
RDW                          [*]        [*]           [*]        [*]          [*]
RTBT                         [*]        [*]           [*]        [*]          [*]

[*]



                                        Minimum License Fee due to Retek
                            --------------------------------------------------------
                                Joint Model           Supported Model
                            -------------------     -------------------
Product                      Base     Per User       Base     Per User      Comments
-------                     ------   ----------     ------   ----------     --------
RMS                          [*]        [*]           [*]        [*]          [*]
ARI                          [*]        [*]           [*]        [*]          [*]
Trade Mgmt                   [*]        [*]           [*]        [*]          [*]
Retek Warehouse Management   [*]        [*]           [*]        [*]          [*]
RDF                          [*]        [*]           [*]        [*]          [*]
RDW                          [*]        [*]           [*]        [*]          [*]
RTBT                         [*]        [*]           [*]        [*]          [*]

[*]



                                        Minimum License Fee due to Retek
                            --------------------------------------------------------
                                Joint Model           Supported Model
                            -------------------     -------------------
Product                      Base     Per User       Base     Per User      Comments
-------                     ------   ----------     ------   ----------     --------
RMS                          [*]        [*]           [*]        [*]          [*]
ARI                          [*]        [*]           [*]        [*]          [*]
Trade Mgmt                   [*]        [*]           [*]        [*]          [*]
Retek Warehouse Management   [*]        [*]           [*]        [*]          [*]
RDF                          [*]        [*]           [*]        [*]          [*]
RDW                          [*]        [*]           [*]        [*]          [*]
RTBT                         [*]        [*]           [*]        [*]          [*]

[*]



                                        Minimum License Fee due to Retek
                            --------------------------------------------------------
                                Joint Model           Supported Model
                            -------------------     -------------------
Product                      Base     Per User       Base     Per User      Comments
-------                     ------   ----------     ------   ----------     --------
RMS                          [*]        [*]           [*]        [*]          [*]
ARI                          [*]        [*]           [*]        [*]          [*]
Trade Mgmt                   [*]        [*]           [*]        [*]          [*]
Retek Warehouse Management   [*]        [*]           [*]        [*]          [*]
RDF                          [*]        [*]           [*]        [*]          [*]
RDW                          [*]        [*]           [*]        [*]          [*]
RTBT                         [*]        [*]           [*]        [*]          [*]

[*]



                                        Minimum License Fee due to Retek
                            --------------------------------------------------------
                                Joint Model           Supported Model
                            -------------------     -------------------
Product                      Base     Per User       Base     Per User      Comments
-------                     ------   ----------     ------   ----------     --------
RMS                          [*]        [*]           [*]        [*]          [*]
ARI                          [*]        [*]           [*]        [*]          [*]
Trade Mgmt                   [*]        [*]           [*]        [*]          [*]
Retek Warehouse Management   [*]        [*]           [*]        [*]          [*]
RDF                          [*]        [*]           [*]        [*]          [*]
RDW                          [*]        [*]           [*]        [*]          [*]
RTBT                         [*]        [*]           [*]        [*]          [*]


      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT K

                            GRANDFATHERED CUSTOMERS

US                                                GERMANY
- [ * ]                                           - [ * ]
- Ames                                            - [ * ]
- [ * ]                                           - [ * ]
- [ * ]                                           - Strauss Innovation
- [ * ]                                           - [ * ]
- [ * ]                                           - [ * ]
- [ * ]                                           - [ * ]
- Cato                                            - [ * ]
- Eckerd Drug                                     - [ * ]
- Finlay
- [ * ]
- Kohl's                                          SOUTH AFRICA
- LL Bean                                         - [ * ]
- [ * ]
- [ * ]
- [ * ]                                           HOLLAND
- [ * ]                                           - [ * ]
- [ * ]
- [ * ]
- [ * ]
- [ * ]
- [ * ]
- [ * ]
- Sears Canada
- [ * ]
- [ * ]
- Talbots
- [ * ]

FRANCE
- [ * ]
- [ * ]
- [ * ]

UK
- [ * ]
- New Look
- [ * ]
- [ * ]
- [ * ]
- C&A

PORTUGAL
- Sonae

      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT L

                    ISI MEMBER NET GROWTH AND PROFIT MARGIN

Retek Information Systems, Inc.
Consolidated Quarterly Income Statements
For the Period Ended
($000's/USA)

                    1996 YTD  1Q97    2Q97   3Q97   4Q97   1997YTD      1Q98      2Q98     2Q98YTD
                    --------  ----    ----   ----   ----  ---------  --------   --------  ---------
                       $        $      $       $     $    $   %YOY   $ Change   $  %YOY    $ %YOY
                                                           Change                Change    Change
Revenue              [ * ]    [ * ]   [ * ]  [ * ]  [ * ]   [ * ]      [ * ]      [ * ]     [ * ]
Cost of Sale         [ * ]    [ * ]   [ * ]  [ * ]  [ * ]   [ * ]      [ * ]      [ * ]     [ * ]
Gross Margin         [ * ]    [ * ]   [ * ]  [ * ]  [ * ]   [ * ]      [ * ]      [ * ]     [ * ]
Operating Expenses   [ * ]    [ * ]   [ * ]  [ * ]  [ * ]   [ * ]      [ * ]      [ * ]     [ * ]
Operating Income     [ * ]    [ * ]   [ * ]  [ * ]  [ * ]   [ * ]      [ * ]      [ * ]     [ * ]
Operating Margin     [ * ]    [ * ]   [ * ]  [ * ]  [ * ]   [ * ]      [ * ]      [ * ]     [ * ]

NOTES:

1. The organization's Financial performance has been revenue growth in excess [ * ] with an operating margin in excess [ * ].

2. However, quarterly performance have and will be fluctuated to facilitate HNC overall financial performance in achieving the external financial Community's expectations. For example,

      (A) The first quarter of 1997 Retek's operating income performance [ * ] well in excess of commitment or targeted levels [ * ].

      (B) [ * ].

3. Retek's 1998 YTD performance [ * ].







      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT M

                        ISI MEMBER TRADEMARK GUIDELINES

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                              TRADEMARK GUIDELINES
                           RETEK INFORMATION SYSTEMS
                                     9/7/98


Oracle Retail Identity -- "Oracle Retail" and "Retek Enabled" should always be used together on the same page except in Direct mail, in which case they should both appear somewhere in the direct mail piece.

1.    Offering Name: Oracle Retail
      Tag Line: The Guaranteed Advantage
      (See exhibit for layout)

2.    Logo: Retek Enabled
      Can be no smaller than 3/8" wide
      Should be scaled no smaller than 75% of "Oracle Retail" identity (See exhibit for layout)

*     HNC

Corporate Identity

1. All collateral must include the following wording. "An HNC Software company" after the name Retek Information Systems.

                                "ORACLE RETAIL"


________________________________________________________________________________


                              [ORACLE RETAIL LOGO]

________________________________________________________________________________


                                "RETEK ENABLED"

                                  [RETEK LOGO]

                               SUBJECT TO CHANGE

ORACLE TECHNICAL SUPPORT SERVICES


TECHNICAL SUPPORT FEES

Technical Support fees are due and payable in advance of the term of Support.

REINSTATEMENT FEES

In the event Technical Support services lapse or were never originally procured, a reinstatement fee shall be assessed upon commencement of Technical Support, such fee shall be subject to Oracle's policies in effect when Technical Support is ordered. Oracle currently calculates Reinstatement Fees from the date that the Technical Support services lapse (or the license order date if the program licenses were not previously supported) to the date that the technical support services are renewed based on the list Bronze support fees in Oracle's US Price List in effect at the time the Technical Support services are ordered.

SUPPORT PROGRAMS

Oracle Bronze Support

Oracle Bronze Support includes:

-- Real Time Telephone Technical Assistance

   -- 5:00 a.m. to 6:00 p.m. (Pacific Time), Monday through Friday

   -- Problem solving, bug reporting, documentation clarification, technical guidance

-- Program updates

   -- Patches and fixes

   -- General maintenance releases

   -- Documentation updates

-- Support System dial-in access

-- Quarterly Support newsletter

-- Mail server access

   -- Read/Write access to Electronic Mail over the Internet

   -- Technical Assistance Requests can be opened, closed or updated

   -- General Communication with Oracle Worldwide Support

   -- SupportNotes(tm) -- Oracle Book based CD-ROM repository of technical information

   -- Oracle Electronic Support -- Read/Write access to Oracle's private Support
      Forum on CompuServe(tm)

   -- Customers will need to register with CompuServe to obtain CompuServe access. This service will be offered in the United States only.


ORACLE SILVER SUPPORT

Oracle Silver Support includes Oracle Bronze Support plus the following:

-- Real Time Telephone Technical Assistance

   -- Toll-free 800 number

   -- 24 hours a day/7 days a week

-- SupportNotes(tm) -- Oracle Book based CD-ROM repository of technical information

-- Management reports -- Faxed upon request

-- Proactive Alerts

   -- Contain known problem and problem resolution information

   -- Proactively faxed as applicable

ORACLE GOLD SUPPORT

Oracle Gold Support (for which a minimum fee applies) includes Oracle Silver Support plus the following:

-- Priority Reactive Support

-- Account Management

   -- Communication channels between Oracle and customer

   -- Status reports to customer and management

   -- Regular account reviews with customer

   -- Conduct all proactive planning activities

   -- Some first-line support

   Foundation Proactive Services

   -- Patch Planning

   -- Version/Release Planning

   -- Alerts



April 16, 1997                 Page 1 of 4                     Technical Support
                                                                      tecsup.doc

                               SUBJECT TO CHANGE

The following Basic, Standard, and Extended Support packages are no longer available for new support contracts.

BASIC ANNUAL SUPPORT

Basic Annual Support includes:

-- Telephone Technical Assistance

   -- 5:00 a.m. to 6:00 p.m. (Pacific Time), Monday through Friday

   -- Problem solving, bug reporting, documentation clarification, technical guidance

-- Program updates and associated documentation

-- Support System dial-in access

   -- Log/Update/Review TARs

   -- Review Bugs

   -- Access the Support Bulletin Board

-- Quarterly Support newsletter

STANDARD SUPPORT

Standard Support includes Basic Support plus the following:

-- Telephone Technical Assistance - 24 hours a day/7 days a week

EXTENDED SUPPORT

Extended Support includes Standard Support plus the following:

-- Toll-free 800 number

INFORMATION CUSTOMERS NEED WHEN CALLING SUPPORT

Before Support can begin work on any problem, information about the nature and location of the problem is required. Whenever a call is placed to the hotline, the following information should be provided:

-- The Customer Support Identification (CSI) number or PC registration number

-- The area code and phone number listed under the CSI number

-- Operating system (including version) on which Oracle Programs are installed

-- The Oracle product component and its version number the call concerns.
   Support questions involve product components -- that is, constituent parts of an Oracle product. For example, with the ORACLE kernel, Customer receives components such as RDBMS, IMP, EXP, SQL*Loader and SQL*Forms.

-- The relevant Program version(s)

-- Any Program error number that appeared

-- Brief description of the problem

-- Severity of the problem. Oracle Worldwide Support classifies problems according to how they impact the Customer's business. See list below for explanation of Technical Assistance Request (TAR) Severity Levels.

TECHNICAL ASSISTANCE REQUEST (TAR) SEVERITY LEVELS

The chart below lists standard Technical Assistance Request Severity Levels. Oracle Worldwide Customer Support responds to TARs based on Severity Level.

Severity Level

SEVERITY 1
Critical Business Impact
Customer's work, regardless of the environment or product usage, is stopped or so severely impacted that the customer cannot reasonably continue to work.

SEVERITY 2
Severe Business Impact
Customer's work is continuing (not stopped) however there is a serious impact on the customer's productivity and/or service levels.

SEVERITY 3
Minor Business Impact
The customer's work regardless of the environment or product usage, has minor loss of services or resources.


April 16, 1997                   Page 2 of 4                  Technical Support
                                                                     tecsup.doc

                               SUBJECT TO CHANGE

SEVERITY 4

No Business Impact

Customer is in full working mode - there is no work being impeded at the time - information is requested but has no impact on the operation of the products.

TARs are logged and tracked in Support's Support System. Response will be given to the Customer by telephone and logged directly into the problem-tracking system. The Customer may dial-in to track the progress of their TAR at any time.

Support's response may include a written response, patch tape, supplementary documentation, a temporary means of circumventing the problem pending a new release, or other correctional aids.

CUSTOMER CPU SUPPORT IDENTIFICATION (CSI) NUMBER

Customers shall receive a CSI Number upon purchasing Oracle Technical Support services.

The CSI number identifies the Customer with respect to the following information:

-- Company Name and Address

-- Product Set and Version

-- Support Level and Duration

-- Operating System

-- Technical Contact Information

Worldwide Customer Support uses the CSI number to identify the Customer's Support contract when a Customer calls the Support Hotline or uses dials-in access.

TECHNICAL SUPPORT LIAISON ("TECHNICAL CONTACT")

Customers shall designate one (1) primary and two (2) backup Customer employees ("Technical Contacts") to serve as liaisons with Oracle Worldwide Customer Support. The designated "Technical Contact" is the sole liaison between technical support and Customers for all product support and shall be based on the Customer site. Customer may elect to add Technical Contacts for an additional fee.

To assure uninterrupted Technical Support service, customers must notify Client Relations at (415) 506-1500, option 9, whenever Technical Contact responsibilities are transferred to another individual.

UPDATES

"Update" means a subsequent release of the Program which Oracle generally makes available for Program licenses at no additional license fee other than media and handling charges, provided Customer has ordered Technical Support for such licenses for the relevant time period. Update shall not include any release, option or future product which Oracle licenses separately.

TERMS OF SUPPORT

Oracle Worldwide Customer Support's technical assistance is limited to licenses, products, and platforms that are fully supported and to problems which are demonstrable in the current release of the licensed program, running unaltered on the proper hardware configuration. Current release information is posted on-line.

Technical Support for older versions of Oracle products or for non-Oracle products is subject to additional fees.

These Technical Support policies are Oracle's current policies and are subject to change at Oracle's discretion.

TERMINATION

Customer may terminate technical support at any time by notifying Oracle in writing at least thirty (30) days before the desired date of termination. Technical Support shall be terminated upon receipt of such notice. On termination, Oracle shall refund the unused portion of technical support fees paid by the Customer for the licenses for the allocable period for which technical support is terminated.

April 16, 1997                    Page 3 of 4                  Technical Support
                                                                      tecsup.doc

                               SUBJECT TO CHANGE


PHONE NUMBERS AND ADDRESS
INFORMATION

CUSTOMER SUPPORT HOTLINE

(For Technical Support, Non-Technical Support, and Support Sales Information)

415-506-1500

TECHNICAL SUPPORT DIAL-IN NUMBER

RTSS Dial-in 415-598-9350

TECHNICAL SUPPORT ADDRESS

Oracle Worldwide Technical Support
500 Oracle Parkway
Box 659313
Redwood Shores, CA 94065

                                                               Technical Support
                                                                      tecsup.doc

April 18, 1997                    Page 4 of 4

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT O

                              ORACLE PROFIT MARGIN



ORACLE RETAIL MARGIN CALCULATION

       REVENUE:


                                [      *      ]



       EXPENSE:

                                [      *      ]









      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT P

                               QUALIFYING A LEAD


ACCOUNT NAME:

Sales Process Checklist

0 =  SUSPECTED OPPORTUNITY

[ ] You have some reason or intelligence that causes you to suspect that this account (&/or a Division therein) should need some product or service of RETEK, or...

[  ] It is on a Targeted List in a Marketing or Sales Plan, or...

[ ] You have a Lead from Marketing, Partner, Customer, or Phone in for Info from a Consultant (Reactive Oppty)

1 =  INITIAL TARGETING AND RESEARCH

[ ] You have researched the Account and completed the basic Research needed about the Company, its Organization, its use of IT, and Retail issues

[ ] You have completed the mandatory sections of the "Initial Discovery" Tool and compared this to the Ideal Suspect Profile

[ ] You understand the possible reasons why this account should consider Retek, and can define areas where Retek can be of compelling Value to this Account, and, if possible, which of these will differentiate Retek from competition

2 =  1ST MEETING(S) WITH HIGHEST APPROPRIATE LEVEL CUSTOMER PERSONNEL

[ ] You have called on some Customer Personnel to verify Research and identify potential "Inside Coach or Sponsor"

[  ] From this you have established or confirmed "Retek's possible Value
     Propositions against the Business Issues and Opportunities of the Customer (based on other similar Customers) which make Compelling Business Reasons why they should buy Retek

[ ] Although there may not be an Internal Project already tabled or in process, you can define and elucidate clearly how the above should create compelling reasons to talk with Retek

[ ] You can target Decision Makers who should see value in these, and why they should meet with you

[  ] Next Steps clear & agreed with Customer + Feedback Documented back to
     Customer

     [  ] If Retek, COMMUNICATED WITH ORACLE ISR?

     [  ] IF ORACLE, CONTACT RETEK SALESPERSON?

3 = STRATEGIC MEETING(S) WITH KEY DECISION MAKERS (CEO, COO, CIO &/OR VP MERCHANDISING)

[  ] You have called on the likely Decision Makers for Retek's offerings

[ ] After reviewing their "Big Picture" Opportunities and Challenges compared to Retek's Value Propositions, they agree that they have a Compelling Need for Retek's Offering

[  ] You have Presented your Solution Overview to the likely Decision Makers for
     Retek's offerings


                                                                       Page: P-1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

[ ] They agree that they have a Compelling Business Need for your offerings and agree to implement a Process to evaluate and move forward with a Retek Proposal

[ ]  Next Steps clear & agreed with Customer + Feedback Documented back to
     Customer

4 =  INITIALLY QUALIFIED OPPORTUNITY ["WTBD" TOOL]            YES, NO, DEFERRED

[ ] This Account has a specific, compelling Business Needs for which Retek has a Solution

[ ] You have met the Decision Makers who agree with this & see High Value in your offerings

[ ] A Proposal is estimated to be financially & technically viable (even if budgets are not in place)
-------------------------------------------------------------------------------
[ ]  The Decision Makers will actively support your making a Proposal

[ ] You understand the Political and Competitive situations and see no show stoppers

[ ]  You can identify and forecast the Type of Solution, rough $ and Timeframes

[ ] You have developed an Opportunity Strategy that suggests how you can win the opportunity by positioning your Unique Selling Propositions to differentiate Retek

[ ] The Customer has outlined their buying Process which you understand and can meet

5 =  NEEDS ANALYSIS DONE AND +   (1-2 DAYS)

[ ] You have conducted a Needs Analysis using appropriate Technical Resources with a positive conclusion

[ ] Based on the Needs Analysis you have developed an outline, optimal Solution for which the Business Case is positive for both Customer and Retek

[ ] You can identify your Unique Selling Propositions and hence position Retek Solution well

[ ] You have presented/demonstrated your Outline Solution to the Decision Makers with a positive outcome

[ ]  Next Steps clear & agreed with Customer + Feedback Documented back to
     Customer

6 =  REASSESSMENT OF THE OPPORTUNITY

[ ]  This account acknowledges their Need to buy from someone

[ ]  This account has the funds budgeted

[ ]  The Timeframe and decision making process is set

[ ]  You are in contact with the Decision Makers who have the Authority to sign

7 =  "IN DEPTH" PRESENTATION & DEMONSTRATION (2-3 DAYS)

[ ]  You have presented/demonstrated your System and Solution

[ ] You have addressed the majority of the Customers' detailed requirements, and shown how you can address the others

[ ] You have shown how Retek's Differentiators position well against the Customer's Buying Critera, and have gained their agreement to these (or at least a significant one of these)

[ ] You have noted and resolved all outstanding issues from the session to the customer's satisfaction

[ ] The Customer agrees that you are the best fit and you have been selected (subject to Reference Visits if needed)

[ ]  Next Steps clear & agreed with Customer + Feedback Documented back to
     Customer

8 =  SERVICES -- ACCOUNT STRATEGY UNDERSTOOD AND RETEK POSITIONED

[ ]  Retek Services understands expectations of client

[ ] Discussion determining account strategy has taken place with 3rd party implementation firm/consultants.
     Total investment of software license and all services discussed and understood.

[ ] Prospect understands Retek's services offering and role of Retek and 3rd party implementation firm/consultants.

                                                                       Page: P-2

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

9  - PROPOSAL LETTER SUBMITTED AND BEING CONSIDERED
[ ] You have submitted a Proposal Letter with all of the information needed by the account to make a Decision
[ ]  They are actively considering that Decision

10 - FINAL NEGOTIATION AND CONTRACT
[ ] All Customer concerns or objections are understood & handled (perhaps with the exception of Price)
[ ]  Everyone who needs to agree has agreed and approved your sale
[ ]  Customer agrees to select Retek (subject only to Price)
[ ]  Contract is Presented and Negotiated
--------------------------------------------------------------------------------
[ ]  Next Steps clear & agreed with Customer + Feedback Documented back to Customer
Outcome of Sale              Win - Lost - Deferred

                                                                       Page: P-3

                                 AMENDMENT ONE
                                     TO THE
                 INDUSTRY SOLUTIONS INITIATIVE MASTER AGREEMENT
                                    BETWEEN
                               ORACLE CORPORATION
                                      AND
                           RETEK INFORMATION SYSTEMS

This document ("Amendment One") shall serve to amend the Industry Solutions Initiative Master Agreement between Oracle Corporation ("Oracle") and Retek Information Systems ("ISI Member") dated September 10, 1998 (the "Agreement"). The parties agree to amend the Agreement as follows:

1. In Section 7.3.5 of the Agreement, in the second line, after the words "Defaulting Customer's" insert the words "nonpayment or."

2.   In Section 8.5 of the Master Agreement, delete the first sentence of that
     Section in its entirety and replace with the following:

     "All fees payable described in this Article VIII shall be due and payable within forty-five (45) days after the last day of the month in which the applicable fees were recognized as revenue by Oracle in accordance with Oracle's internal revenue recognition procedures."

Other than the modification above, the Agreement shall remain in full force and effect.

The Effective Date of this Amendment One shall be October 12, 1998.

RETEK INFORMATION SYSTEMS                       ORACLE CORPORATION

By:               XXX                          By:              XXX
   ------------------------------                 ------------------------------


Name: Gregory A. Effertz                        Name: Charles P. Schneider

Title: VP, Finance and Administration           Title: Senior Vice President


                                                                         Page: 1

                                 AMENDMENT TWO
                                     TO THE
                 INDUSTRY SOLUTIONS INITIATIVE MASTER AGREEMENT
                                    BETWEEN
                           RETEK INFORMATION SYSTEMS
                                      AND
                               ORACLE CORPORATION

This document ("Amendment Two") shall serve to amend the Industry Solutions Initiative Master Agreement between Oracle Corporation ("Oracle") and Retek Information Systems ("ISI Member") dated September 10, 1998 (the "Agreement"), as amended. Capitalized terms used in this Amendment Two and not otherwise defined shall have the meanings ascribed to them in the Agreement. The parties agree to amend the Agreement as follows:

1. The following new section 11.8 (Source Code Escrow for Customer's Benefit) shall be added to the Agreement:

     "11.8   Source Code Escrow for Customer's Benefit

             During the term of this Agreement, ISI Member shall cooperate with Oracle to ensure that complete copies of the Source Materials for the ISI Member Programs, including Updates and code in the ISI Member Programs which is owned by a third party, (collectively referred to as "Escrowed Source Materials") are deposited in escrow, under Oracle's escrow agreement, for the benefit of Customers. Oracle may grant to Customers the right to obtain the Escrowed Source Materials provided that (i) the Source Materials for the Oracle Programs are deposited in the same escrow account and (ii) the Escrowed Source Materials are subject to protections that are equivalent to the contract provisions which Oracle has used to protect the Source Materials for the Oracle Programs."

Other than the modification above, the Agreement shall remain in full force and effect.

The Effective Date of this Amendment Two shall be January 29, 1999.

RETEK INFORMATION SYSTEMS                       ORACLE CORPORATION

By:               XXX                           By:_____________________________
   ----------------------------------

Name: Gregory A. Effertz                        Name:___________________________

Title: Vice President,                          Title:__________________________
       Finance and Administration








                                                                          Page 2

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


ORACLE(R)


                         INDUSTRY SOLUTIONS INITIATIVE
                             TARGET MARKET ADDENDUM

----------------------------------------------------------------------------

This Industry Solutions Initiative Target Market Addendum (this "Addendum") between Oracle Corporation ("Oracle") and Retek Information Systems ("ISI Member") shall be governed by the Industry Solutions Initiative Master Agreement dated _________________ (the "Agreement").

1.   ORACLE SOLUTIONS SUITE

     For purposes of this Addendum, the Oracle Solution Suite shall be the following suite of computer programs described more fully on EXHIBIT A (Oracle Solution Suite Description) hereto. The ISI Member Programs are those ISI Member software programs described more fully in EXHIBIT A. Such Oracle Solution Suite is known as the: ORACLE RETAIL SOLUTION SUITE.

2.   TARGET MARKET

     a. For purposes of this Addendum, the Target Market shall be as defined in EXHIBIT B (Target Market) hereto.

     b. The relationship manager for Oracle shall work with ISI Member to gain approval for ISI Member to become a reseller of Oracle Financials and Oracle Human Resources/Payroll applications to companies with less than $500 million in revenue with in the SIC codes defined in Exhibit B.

3.   SALES PLAN

      a. SALES PLAN. The parties shall mutually create a Sales Plan and attach it hereto within sixty (60) days of the Effective Date of this Addendum. The Sales Plan shall include, at a minimum, the items specified in Section 2.1.1 (Sales Plan) of the Agreement. Attached hereto as EXHIBIT C is a preliminary version. The Sales Plan shall address at a minimum: a geographically-based account planning process, processes for qualifying opportunities and engaging each other's resources on a regional basis, and ongoing definition of optimal sales resource and staffing levels. Each party's consulting organization shall provide ongoing reasonable assistance to the other in cooperative marketing programs, business development and cooperative sales calls for implementations.

     b. SALES MATERIALS. Within ninety (90) days of the Effective Date this Addendum, and on an ongoing basis thereafter, ISI Member shall use commercially reasonable efforts to provide the following materials to Oracle to assist in sales of the Oracle Solution Suite: (i) integrated sales demonstration software, documentation and integrated sales prototype systems of the Oracle Solution Suite that demonstrate the integration of the ISI Member Program with the Oracle Solution Suite (such integrated products to be created with the reasonable assistance of Oracle), (ii) integrated sales force training content materials, sales situation survey outlining qualification criteria for sales (EXHIBIT P (Qualifying a Lead) to the Agreement), and competitive sales materials (such materials existing or created by ISI Member in the normal of course of business).

     c. MONTHLY SALES REPORTS. Each month, Oracle and ISI Member shall each provide a written report to the other specifying:

         i. SALES PIPELINE. All pending or prospective Oracle Solution Suite and/or ISI Member Program sales in the 90-day pipeline, including the names of the prospective Customers, the products and the anticipated dollar amounts of the deals.

         ii. EXISTING CUSTOMER STATUS. The status of all existing Oracle Solution Suite or Oracle-licensed ISI Member Program licensee accounts for which the reporting party is the primary contact, including referenceability of the accounts and status of ISI Member Program implementations.

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

     d. Quarterly Sales Reviews. Each Quarter (as defined below), the Oracle and ISI Member Relationship Managers shall meet to review the sales reports described above. In addition to that meeting, Oracle and ISI Member shall invite each other to attend the monthly internal strategy meetings of their respective sales organizations to discuss the status of ongoing sales campaigns. In addition, Oracle and ISI Member shall invite each other to attend the monthly internal meetings of their respective consulting organizations to review the status and progress of ongoing consulting implementations and new proposals for implementations.

4.   STATEMENT OF DIRECTION

     The parties, in concert with ISI Co-Members for the applicable Oracle Solution Suite, shall develop and maintain a Statement of Direction for each Oracle Solution Suite that defines the product direction, general development goals and development phases for the Oracle Solution Suite. The parties shall mutually agree to a Statement of Direction and attach it hereto within sixty (60) days of the Effective Date of this Addendum. The Statement of Direction shall include, at a minimum, the items specified in
     Section 2.1.2 (Statement of Direction) of the Agreement. The parties intend to modify the Statement of Direction from time to time. Attached hereto as EXHIBIT D is a preliminary version.

5.   DEVELOPMENT

     a. Development Plan. The parties shall mutually be responsible for creating and maintaining a Development Plan to guide ongoing development of the applicable Oracle Solution Suite. The parties shall mutually create a Development Plan and attach it hereto as EXHIBIT E within ninety (90) days of the Effective Date of this Addendum. In addition to the items specified in Section 2.1.3 (Development Plan) of the Agreement, the Development Plan shall address the following issues, without limitation:

         -- Assignment of functional domains.

         -- Elimination of functional redundancy.

         -- Single point of data entry for any piece of data.

         -- Oracle Solution Suite release schedule.

         -- Technical architecture standards, including establishment of common data models and tables.

         -- Common development procedures, including procedures for certification testing, porting, localization and national language support.

         -- Definition of development tasks, roles and schedules for execution of Development Plan.

         -- Definition of each party's Critical Deliverables (see Sections 5.c
            (Acceptance of Specifications and Critical Deliverables) and 5.d (Failure to Deliver Specifications or Critical Deliverables) below).

         -- Identification of individuals who will be working on development related to the Oracle Solution Suite. The individuals assigned to such work as of the Effective Date of the Agreement are John Goedert and Jeff Goke.

         -- Milestones for managing the development process.

         -- Oracle retail development obligation to design interfaces and other key product specifications as input to the ISI Co-Members which the ISI Co-Members are expected to deliver (with people to install at Oracle) for QA before general release. Initial interfaces include integration points with Oracle Financials and Oracle Energy Downstream.

         The Development Plan shall not become effective until it is approved in writing by Oracle, ISI Member and all ISI Co-Members. The Development Plan may be modified from time to time in writing by Agreement of the parties subject to Section 2.5 (Dispute Resolution) of the Agreement.

     b. Development Managers. Each party shall designate a development manager who shall serve as the primary point of contact between the parties concerning development activities. The parties' initial development managers are Marian Szefler, Vice President for Oracle and John Goedert for ISI Member. Duties of the development managers include the following:

         -- Determine designs and technology and architecture standards for the integration of the ISI Members Programs with the Oracle Programs

         -- Resolve functional and modular redundancies

                                                                         Page: 3

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

          - Accept or reject Critical Deliverables as provided below

          - Generate and review proposals for changes in the functionality and technology of the ISI Member Programs

          - Prioritize bugs for resolution

          - Resolve issues and disputes or escalate them to appropriate levels for dispute resolution in accordance with the terms of Section 2.5 of the Agreement

          - Provide regular development status reports to the other party's Development Manager

          - Oversee appropriate staffing to meet applicable party's development requirements based on development plan

      c. Acceptance of Critical Deliverables

          i. Critical Deliverables. ISI Member shall submit to Oracle each Critical Deliverable that the ISI Member is obligated to deliver under the Development Plan by the delivery date specified in the Development Plan for such Critical Deliverable. The Development Plan shall set forth a specified acceptance test ("Acceptance Test") for each Critical Deliverable. If any Critical Deliverable does not pass its respective Acceptance Test in any material respect, Oracle shall so notify ISI Member in writing within ten (10) business days after submission of such Critical Deliverable (or such other time period as agreed in the Development Plan), describing in detail the errors which need to be corrected. Within ten (10) business days after such notice, ISI Member shall deliver to Oracle a revised version of the Critical Deliverable. Oracle shall have ten (10) business days to accept or reject the revised Critical Deliverable in writing as set forth above.

          ii. Default Acceptance: Disputes. Notwithstanding the foregoing, if Oracle fails to reject any Critical Deliverable therefor within the acceptance period and in the manner described above, such Critical Deliverable shall be deemed accepted at the end of the ten (10) business-day acceptance period. Any disagreement arising under this Section 5 shall be referred to dispute resolution under Section 2.5 (Dispute Resolution) of the Agreement.

      d. Failure to Deliver Critical Deliverables.

          In the event any of the following occurs, Oracle shall have the applicable remedy(ies) described in "Remedies" below:

          i. Failure to Deliver Critical Deliverables. ISI Member fails to submit to Oracle any Critical Deliverable by the delivery date specified in the Development Plan for such Critical Deliverables, and within forty-five (45) calendar days after the missed delivery date fails to submit to Oracle and begin to execute a plan to complete such Critical Deliverable; or

          ii. Failure to Cure Deficiencies Within 45 Days. Oracle rejects ISI Member's Critical Deliverable within the acceptance period and in the manner described in Section 5.c.i. (Critical Deliverables) above, and within forty-five (45) days after such rejection ISI Member has not delivered to Oracle and begun to execute a plan to cure the deficiencies specified by Oracle; or

          iii. Nonacceptance After 180 Days. Oracle does not accept or is not deemed to have accepted ISI Member's Critical Deliverable in accordance with Subsection 5.c above within one hundred eighty
                (180) calendar days after the delivery date specified in the Development Plan for such Critical Deliverable.

          iv. Remedies.

                A. Termination. If any of the events specified in Section
                    5.d.i., ii., or iii., above occurs, then Oracle may immediately terminate the Agreement for breach with no right to cure, notwithstanding anything to the contrary in Section
                    9.2.1 (Termination for Cause) of the Agreement, subject, however, to Section 2.5 (Dispute Resolution) of the Agreement.

                B. Assumption of ISI Member Development Obligation. If any of
                    the events specified in Sections 5.d.i., ii., or iii., above occurs, Oracle may, as an alternative to or in addition to terminating under Section 5.d.iv.A (Termination) above, complete the applicable ISI Member specifications and/or Critical Deliverable.



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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                    All right, title and interest in and to the product of such development shall be owned by ISI Member, and such product shall be deemed to be an ISI Member Program or component thereof for purposes of the Agreement. In the event Oracle exercises this right, Oracle shall have the right to recover its investment in such development as follows: Oracle shall
                    retain (i) [   *   ] of all Sublicense Fees payable by
                    Oracle to ISI Member under Section 8.1 (Sublicense Fees) of
                    the Agreement; and (ii) [   *   ] of all Technical Support
                    Fees related to the ISI Member Program(s) that embodied or attached to the applicable Critical Deliverable payable by Oracle to ISI Member under Section 8.2 (Technical Support
                    Fees) of the Agreement, all of which amounts Oracle shall retain until those amounts retained by Oracle cumulatively total an amount equal to the total cost incurred by Oracle (including services, out-of-pocket expenses and materials). in completing ISI Member Critical Deliverable plus an
                    additional [   *   ] of such cost [   *   ]).

                C. Sharing of Compensation Payable to Customers. If the occurrence of 5.d.i., ii., or iii. above causes Oracle to breach a contractual delivery obligation to a Customer, and Oracle compensates the Customer as a result thereof, ISI Member shall bear such portion of that compensation that the ISI Member and Oracle agree in writing is proportional to the degree of fault, if any, on the part of ISI Member, subject to Section 10.3 (Limitation of Liability) of the Agreement. The parties may agree on an equitable means of Oracle's recovery of such compensation against ISI Member (for example, direct payment or a credit against future sublicense and/or Technical Support Fees owed by Oracle to ISI Member).

                D. Remedies Cumulative and Nonexclusive. The remedies set forth in this Section shall be cumulative rather than alternative. In addition, such remedies shall be in addition to any other legal or equitable remedies available to Oracle.

      e. Development Funds. ISI Member agrees to provide development funds for its development activities under the Agreement and this Target Market Addendum. ISI Member agrees to contribute a minimum of the amount specified in the Development Plan for development activities to be conducted for the period one year following the Effective Date of the Agreement. The parties shall mutually agree upon the development funds to be provided for subsequent years of the Agreement and this Target Market Addendum. ISI Member shall be responsible for administering its own development funds. Within 30 days of the end of each Quarter during the Term of the Agreement, ISI Member shall generate a report showing the development funds expended for its development activities during such period. For purposes of the foregoing report, "Quarters" shall be deemed to commence on the first day of June, September, December and March of each year.

      f. Solution Development. Specific ISI Member product requirements which shall be included in the Development Plan shall be as follows:


          i.    ISI Member agrees to work in good faith with Oracle to mutually
                examine and determine whether [   *   ]. ISI Member agrees to
                work in good faith with Oracle to mutually examine and determine
                whether [   *   ].

          ii. ISI Member will develop grocery functionality in accordance with EXHIBIT F attached hereto.

          iii.  [   *   ] Requirements

                A. [*] will need to receive summary category data from ISI Member Program modules to provide both fuels, summary merchandise and profitability analysis capabilities.


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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                    Drill-down (and drill-up) capabilities (from a users
                    perspective) may also be required from the [    *   ] to ISI
                    Member Programs. The specific development requirements, work plans, timing and resource requirements to provide data warehouse integration will be developed in an equal and joint effort between ISI Member and Oracle before March 31, 1999. This integration plan will define an initial integration offering that will be ready for customers within six months after completion of the development requirements described in the preceding sentence. Data warehouse integration planning and development will be led by Oracle with appropriate ISI Member support and resources (not to exceed Oracle's effort level) to complete agreed upon work scope. ISI Member and Oracle will maintain data warehouse functionality as part of their respective product offerings.

                B.  Additional integration between [    *   ] and ISI Member
                    products will be jointly scoped with equal effort by ISI Member and Oracle to determine customer and development requirements, work plans, timing and resource requirements within 90 days of a signed agreement. Potential integration areas include (but are not limited to) price books, demand forecasting, customer loyalty, and franchisee functionality.

                C. Specific grocery store and convenience-gasoline store market issues will be jointly reviewed by Oracle and ISI Member as part of the annual planning process to ensure a differentiated, market leading solution is maintained in both the grocery and convenience-gasoline markets.

          IV. ISI Member will support the latest release of any Oracle product embedded in their application within 180 days of a given release becoming generally available, by upgrading to the latest version of the Oracle RDBMS and tools where reasonable.

6.    TRAINING PLAN

      The parties shall mutually agree to a Training Plan and attach it hereto within sixty (60) days of the Effective Date of this Addendum as EXHIBIT G. At a minimum the Training Plan shall address the following:

      a. The parties shall cooperate in developing a curriculum for training each party's development, sales, consulting, technical support, and education personnel on how to position and sell the Oracle Solution Suite as well as on the relevant products of the other party.

      b. ISI Member shall, according to this TMA or as otherwise provided in the Training Plan (or subsequent versions thereof):

          i. Provide and develop (i) training programs for the ISI Member Programs and for the integration of the ISI Member Programs with the other Oracle Solution Suite components, and provide copies of such programs to Oracle and (ii) internal training curriculum content for the ISI Member Programs using a commonly used automated authoring tool.

          ii.   Adopt reasonable quality standards for such training programs.

          iii. Provide a reasonable amount of training for ISI Member's product line to Oracle sales, marketing, development, education and consulting personnel at no charge for six (6) months from the Effective Date; provided, however, that this shall not apply to education and consulting "bootcamps"/intensive training. Thereafter, and for other Oracle personnel Oracle may purchase such training services from ISI Member at a discount of thirty percent (30%) off ISI Member's rates for such services as attached hereto as EXHIBIT H, as such Exhibit may be amended by ISI Member from time to time, but in no event more than once in a twelve month period.

          iv. Provide technical support and consulting services training on the ISI Member Programs and Updates (excluding patches and bug fixes) of the ISI Member Programs. ISI Member shall use commercially reasonable efforts to make such support and training available to Oracle sixty (60) days prior to the release of any Update, but in no case shall



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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                such support and training be made available to Oracle later than the time that such support and training become available to ISI Member employees.

          v. Provide Oracle a discount of thirty percent (30%) off ISI Member's list rates for training services (as attached hereto as Exhibit H) when Oracle enters into an engagement with a Customer for training on the Oracle Solution Suite when Oracle is acting as a prime contractor.

      c. ISI Member and Oracle agree to work together to create integrated training materials within sixty (60) days of the Effective Date for the purposes of training Customers in the use of the ISI Member Programs and versions thereof integrated in the Oracle Solution Suite.

7.    STAFFING

      Oracle and ISI Member shall each provide staffing to implement the Agreement and this Target Market Addendum. ISI Member's individuals assigned to such work as of the Effective Date of the Agreement are: Peter Baskin, David Bagley, David Tidmarsh, Bob Tuttle, Gordon Masson, John Goedert, and Jeff Goke. ISI Member shall bear its own expenses for such staffing and any increases in staffing. ISI Member will dedicate sales people to the retail market in the following roles: ten (10) application sales consultants and an appropriate management structure.

8.    MARKETING

      The parties shall mutually agree to a Marketing Plan and attach it hereto within sixty (60) days of the Effective Date of this Addendum. Attached hereto as EXHIBIT I is a preliminary version.

      a.  At a minimum the Marketing Plan shall include the following:

          -- ISI Member shall provide existing and new content for Oracle's development of sales collateral for the Oracle Solution Suite.

          -- ISI Member shall provide content for Oracle's development of a sales tool kit for the Oracle Solution Suite.

          -- ISI Member shall provide product marketing materials for the ISI
             Member Programs.

          -- Oracle shall have primary responsibility for executing seminars, trade shows, public relations and communications, advertising, direct mail, sales collateral creation and sales tool kit creation for the Oracle Solution Suite in accordance with the provisions of
             Section 8.b below.

          -- The dollar amounts allocated to the Marketing Plan shall be subject to mutual agreement, subject to Section 8.b. below.

          Either party may spend a larger amount on marketing than the amount designated in the Marketing Plan, provided that the content of all ISI Member marketing materials for the Oracle Solution Suite shall be subject to prior approval by Oracle. Except as mutually agreed and budgeted for in the Marketing Plan, neither party shall have any obligation to market the other's products or any product containing the other's products, and each party shall have full freedom and flexibility in the design and implementation of its marketing efforts, and may discontinue any marketing efforts at any time. Subject to the provisions of Section 7.6 of the Agreement, Oracle agrees to attribute the ISI Member Programs to ISI Member, using ISI Member's logo or similar credit (e.g. "Retek enabled"), in all of the advertising or marketing materials for which ISI Member is required to contribute financially pursuant to the Marketing Plan and in accordance with
          Section 8.b.

      b. Marketing Funds. ISI Member agrees to provide marketing funds for its marketing activities under the Agreement and this Target Market Addendum. In general, Oracle and ISI Member intend to jointly fund all
          marketing activities [   *   ] except funding for joint advertising,
          which will be split Oracle [   *   ] and ISI Member [   *   ]. Each
          party agrees to expend (either directly or through contributions for
          joint marketing and advertising) [   *   ] to effect the parties'
          marketing and advertising activities in accordance with the Marketing Plan in the one year period following the effective date of the Marketing Plan. The parties shall mutually agree upon the marketing funds to be provided for subsequent years of the Agreement and this Target Market Addendum. The parties will jointly assess the effectiveness of the marketing effort and adjust programs and funding accordingly. ISI Member shall be responsible for administering its own


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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

          marketing funds. Within 30 days of the end of each Quarter (as defined below) during the Term of the Agreement, each of Oracle and ISI Member shall generate a report showing the marketing funds expended for its marketing activities during such period. For purposes of the foregoing report, "Quarters" shall be deemed to commence on the first day of June, September, December and March of each year.

9. LOCALIZATION AND NATIONAL LANGUAGE SUPPORT

      a. National Language Support is defined as translation of error messages, database strings, help text, and screens.

          i. Initial release language of the ISI Member programs shall be in US/English language.

          ii. within 90 days of initial release of the ISI Member Programs in US/English, ISI Member will release at its own expense the ISI Member Programs in European French, Latin American Spanish, and Canadian French.

          iii. Within 90 days of the Effective Date of the Agreement, ISI Member will develop at its own expense Sales Demo in German.

          iv. Upon license to the initial customer of the ISI Member Program(s) in each of Germany and Spain, ISI Member will at its own expense create German and European-Spanish versions of the ISI Member Program(s).

          v. For all other languages, upon request, ISI member will develop translated version(s) of the ISI Member Program(s) with 90 days lead-time; translation funding to be determined on a case-by-case basis.

          vi. User documentation will be created by ISI Member at ISI Member's expense at Customer request for the following languages:
                European French, Latin American Spanish and German. ISI Member will create at its own expense under documentation for other languages for countries the ISI Member views as representing significant business opportunity for ISI Member. For all other translations of user documentation, funding will be determined on a case by case basis.

      b. Localization

          i. ISI Member will at its own expense comply with all legal localization requirements within 90 days of notification or self-discovery for the following countries: Australia, U.S., Canada, Mexico, and all countries in the European Union. ISI member will at its own expense comply with all legal localization requirements as requested by or for a Customer.

          ii. It is ISI Member's intention to meet localization requirements for standard retailer business practices.

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

10. PORTING. Each party shall support its components of the Oracle Solution Suite on, at a minimum, the platforms listed in the Development Plan. In addition, ISI Member shall port the ISI Member Programs to the following platforms within six (6) months after ISI Member first releases the
      applicable ISI Member Program on any other platform: [  *   ].

The Effective Date of this Addendum is September 10, 1998.

RETEK INFORMATION SYSTEMS                         ORACLE CORPORATION

By:       XXXXX                                   By:       XXXXX
   ----------------------                            ----------------------
Name: John Buchanan                               Name: Raymond Lane

Title: President                                  Title: President




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                                  EXHIBIT LIST

                     EXHIBIT A         Oracle Solution Suite(s) Description
                     EXHIBIT B         Target Market
                     EXHIBIT C         Sales Plan
                     EXHIBIT D         Statement of Direction
                     EXHIBIT E         Development Plan
                     EXHIBIT F         ISI Member Grocery Functionality
                     EXHIBIT G         Training Plan
                     EXHIBIT H         ISI Member Training Rates
                     EXHIBIT I         Marketing Plan



                                                                         Page: 1

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT A

                      ORACLE SOLUTION SUITE(S) DESCRIPTION

                         ORACLE RETAIL SOLUTION SUITE*

The Oracle Retail Solution Suite is a suite of application programs providing enterprise-wide business system functionality for the retail industry. The Oracle Retail Solution Suite will consist of the following components:

RETEK
Retek Data Warehouse
Active Intelligence
Retek Demand Forecasting
Merchandise Management
Trade Management
Warehouse Management
Retek Technology Based Training

ORACLE
Oracle Financial Applications
Oracle Human Resources
Oracle Payroll
Oracle Sales Analyzer & Call Center
Oracle Projects Connect
[ * ]
Oracle Internet Commerce Server


* Additional Oracle and Retek products may be added to this Exhibit A upon written agreement of the parties.



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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                                   EXHIBIT B

                                 TARGET MARKET

KEY MARKET OPPORTUNITIES FOR THE ORACLE RETAIL SOLUTION SUITE:

- Grocery/Drug/Food

- Mass merchandisers and Department Stores

- Specialty Hardlines

- Convenience Stores/Gasoline Stores

- Fashion

TARGET BUSINESS SIZE FOR THE ORACLE RETAIL SOLUTION SUITS:

Companies with >500 Million in revenue

SIC CODES INCLUDED IN THE TARGET MARKET:

56XX                                Apparel

5948                                Luggage and Leather Stores

3942/3944                           Toy Stores
                                    Recreation Stores
                                    Jewelry Stores
                                    Book Stores

57XX/52XX                           Retail Home
                                    Electronics
                                    Appliances
                                    Garden

5941-5947/5949/5995                 Stationary Stores
                                    Gift Stores
                                    Sporting Goods Stores
                                    Optical Goods Stores

5912/5921/5992/5994/54XX            Food and Drug Stores

53XX/5932                           Retail General Merchandise
                                    Department Stores

5531-5541                           Auto Stores
                                    Tire Stores
                                    Home Supply Stores
                                    Convenience with Gasoline
                                    Miscellaneous Retail Stores

5061                                Catalog & Mail Order

5012-5199                           Distributors and Wholesalers



                                                                         Page: 3

                                  [RETEK LOGO]










                          PRODUCT STRATEGY WHITE PAPER


                                  VERSION 1.1G

                    GROCERY AND CONVENIENCE STORE INDUSTRIES





                                   AUGUST 1998

[RETEK LOGO]
                                         Grocery & Convenience Store white paper
--------------------------------------------------------------------------------

INTRODUCTION


The grocery and convenience store industry is headed for continuous, overlapping change for the foreseeable future.

Quite what form that change will take, or exactly how it will impact our Industry only time will tell. However, we do know today that change, and our ability to shape or react to it will be one of the key differentiators that will sort tomorrow's winners from the losers.

Retek is particularly focused on how the coming changes will impact requirements for grocery and convenience store business applications. Our ability to identify the most important trends and stay ahead of the competition will determine the future success of Retek and our customers.

There are a number of observable trends in today's marketplace that offer anchor points for setting product strategy and development plans. This white paper summarizes our analysis:

-       Section I provides an overview of our conclusions
- Section II addresses the longer term trends, and their implications from a business applications perspective
- Section III details our current grocery solution and the near term development plans that result from our analysis.


The material expressed below is our opinion, based on our experiences, study and observation as well as considerable debate with our customers and partners. We would like to thank all those who have contributed to this analysis, in particular Andersen Consulting's SMART STORE centers in Chicago and Windsor UK.





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SECTION I - OVERVIEW


We have four key conclusions from our analysis of industry trends:

- Winning grocery solutions will include integrated transaction, decision support and business intelligence applications, with competitive advantage ultimately coming from applications that add business intelligence.
- Customer understanding and interaction management will emerge as business critical applications, with technical leadership providing a highly defensible advantage.
- The growth in network bandwidth and processing power will not slow, additional scalability will support increasing business focus on customer level data and its value across a broad range of business decisions.
- The web will drive an information-based, collaborative approach to supplier management. This will reshape many of today's business practices, especially in the supply chain and new product development arenas.


We believe Retek's current position gives our grocery and convenience store customers a critical advantage as we address these issues:

- The Predictive, neural network based technology that Retek and our HNC parent have patented will become ever more strategic. It already supports a number of Business Intelligence applications such as the Replenishment Optimizer and the Integrated Causal Forecasting, this number will increase significantly as the focus shifts to exploiting the value of the complete Retek transaction enterprise.
- The customer centric developments to version 3.0 of the Retek Data Warehouse form a strong platform for sharing customer understanding across the retail organization. The profiling engine that drives the customer understanding will prove to be a highly valuable weapon for our customers as the focus shifts to the new rules of customer management.
- Retek's close relationship with Oracle and 11 years of experience in designing our applications to optimize each successive version of their database gives us deep Oracle experience to exploit. This has consistently allowed our customers to handle volumes of data that are orders of magnitude ahead of their competition.
- Retek modules take advantage of Oracle's network or thin client capability. This gives our customers the option to deploy over the web and is driving our store solution to remove the need for store based data and servers. This is a critical advantage for our convenience and gas store customers, changing the economics drastically in their favor.
- Retek's experience in developing our fashion oriented Collaborative Supply Chain Manager application positions us well to address collaborative developments in grocery. In addition we have developed a tight partnership with WebTrak, a development organization specializing in collaborative systems.

The challenge is for Retek to retain this leadership position. To do this we must keep moving at the same rapid pace, we must continue to bridge the gap between technical opportunity and grocery business requirement and to ensure this we must keep listening to our customers. The opportunity is there for Retek and our customers.


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SECTION II - INDUSTRY TRENDS AND IMPLICATIONS FOR BUSINESS APPLICATIONS

                                  [Flow Chart]


                              Consumer Demand

Competitive                   Grocery                            Changing
Environment                   business                          Technology
                              applications


                              Supplier
                              Relations



1.       THE COMPETITIVE ENVIRONMENT WILL CONTINUE TO TIGHTEN

- SATURATION OF THE MAJOR DEVELOPED MARKETS IS DRIVING GLOBALIZATION as retail organizations seek to find opportunity overseas, seeking to exploit national or locally driven expertise into different markets. Results have been mixed to date, and the pace and effect of this trend are unclear.
     - However, we expect to see the development of international best practice, in many cases this will have business applications folded into the concept. The supply chain, in particular, will be supported by integrated applications that drive extreme operational efficiency.
     - Local "features" such as US forward buying and European complex deal structures and rebates will come under pressure as sources of competitive advantage.
     - Markets with less developed infrastructure will need to be supported, telecommunications developments such as Iridium will have a major impact on the technical implications of moving into new markets such as China.

- TRADITIONAL FORMATS WILL CONTINUE TO BLUR, non grocery retailers such as the Wal-Mart and other mass merchants will continue to move into the market and take share while grocery formats will continue to branch out into new retail territory (e.g. Fuel, Staple clothing , books) and even new industries (banking, investments, insurance, are all currently sold by leading brand grocers).
     - This will drive broader functional requirements at an operational level to support all categories of product and service from one core system.
     - Food service systems will need to be integrated into the core as more prepared food continues to take a greater share of the consumer's stomach.
     - It will also drive the cross-fertilization of business practices across product types, leading to the adoption of new tools in the grocery business, and the transfer of grocery tools and operational excellence to other retail segments.
     - In turn this will re-enforce the increasing difficulty in forging competitive advantage through operational or even decision support systems, and the increased focus on business intelligence systems as a source of competitive advantage.


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     -   These business intelligence systems will fully support Category
         Management, embodying the principles of ECR, but will also move into new ground, addressing customer interactions as well as organizational alignment and learning.
- SALES OF GROCERIES OVER THE INTERNET WILL INCREASE, estimates of the pace of take up vary enormously and have proved wildly inaccurate to date. However, it is clear that this channel will take a share of the existing market and that growth will divert business from today's store-based channel.
     - This will put additional strains on the cost structure that can be supported in the stores, we believe this will re-enforce the demand for network based store systems that avoid many of the hardware and support costs that are necessary for distributed store systems.
     - This growth will also drive many grocers to recognize the Internet as a distribution channel they cannot afford to ignore. Cost structures will again dictate the necessity of using common backbone merchandising and logistics systems to support both traditional store sales and Internet sales.
     - As this channel becomes more significant, an ability to support 24hr operations will become a standard requirement for merchandising and logistics systems. New expectations and requirements for round the clock, multi-channel customer service will drive the development of advanced customer support systems.


IMPLICATIONS FOR GROCERY SYSTEMS:

- International best practice and international specialization will need to be supported
- International infrastructure developments such as Iridium will have significant impact on the costs of supporting operations in developing economies
- All product types will need to be supported in one solution, regardless of traditional segmentation
- Adoption/development of non-traditional grocery tools and working practices will broaden the scope of the total solution
- It will be a requirement to be world class in all areas of operations and decision support, highest value will be placed on business intelligence systems that allow for the creation and implementation of competitive advantage
-  Web-based store systems offer key cost advantage
-  Common backbone and decision support for store and web based business
-  Ability to support 24 hour operations will be a requirement
-  Customer service systems will need to span multiple channels

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OPERATIONAL SYSTEMS WILL TAKE ON AN INTERNATIONAL, INTER FORMAT PERSPECTIVE,
COMPETITIVE ADVANTAGE WILL COME FROM INTEGRATED BUSINESS INTELLIGENCE SYSTEMS.
--------------------------------------------------------------------------------

                                  [flow chart]

                              Business
                              Intelligence


Transaction                                                 Decision
                                                            Support





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2. CONSUMER DEMAND WILL GROW EVER MORE SPECIALIZED AND SOPHISTICATED.

- CUSTOMERS WILL EXPLOIT THE COMPETITIVE SITUATION described above, demonstrating that real power is in their hands not retailers or manufacturers.
     - This will result in increasing focus on customer understanding, insight into customer behavior and value will become a real competitive weapon.
     - Customer "loyalty" will drive multiple marketing programs and a shift of emphasis to the marketing groups in many retailers.
     - Over time we expect to see a shift away from buying "loyalty" with points and card programs, to a longer term approach based around embedding customer understanding into product selection and focused customer service.
     - This will drive for increased access to customer and micro-merchandising systems at all points of customer contact, particularly the store.
     - At the same time, customer power to cherry pick and resist price hikes will re-enforce the need for systems of extreme operational efficiency.

- CUSTOMERS' PERCEPTION OF VALUE WILL CONTINUE TO EVOLVE as growing congestion on the roads drives many to think of "total cost" of shopping including time and expense of travel. In some economies this equation and growing green legislation is already driving a move back to smaller in town formats.
     - This trend will lead to renewed focus on convenience stores and gas/service stations as access points into local markets. This will, in turn, drive requirements for web based store solutions with access to sophisticated micro-merchandising capabilities.
     - "Total cost" thinking may drive multi-channel solutions - linking internet based ordering with low cost customer pick up points at convenience stores and gas stations or linking store customer service with internet based home delivery services.
     - These pressures will drive much greater focus on managing the customers' overall shopping experience, tools will be required to support qualitative metrics of customer reaction.

- THE BROAD CUSTOMER BASE WILL CONTINUE TO POLARIZE - differentiating between the "time rich, but money poor" and the "time poor, but money rich".
     - Ability to segment, identify and target different customer groups in different locations will become a key profit lever for leading grocers. Combined micro-merchandising and customer segmentation systems will differentiate the best.
     - Quality management will need to be an integral part of the overall system, as different quality strategies are applied to different markets.


IMPLICATIONS FOR GROCERY SYSTEMS:

- The understanding of customers, both individuals and groups, and the ability to predict behavior will be a core competitive tool.
- Micro-merchandising applications will grow more sophisticated, linking into customer profiling applications. Stores will need access to these applications.
- Customer service applications will become pervasive - in the store, over the phone, on the net. All will be integrated across customer touch points.
- Quality management requirements will become more complex as sophisticated customer interaction strategies are implemented.
- Applications will be required to support the measurement and subsequent management of the customers' shopping experience.


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COMMON CUSTOMER UNDERSTANDING AND INTERACTION MANAGEMENT WILL EMERGE AS KEY
APPLICATION REQUIREMENTS ACROSS MULTIPLE CHANNELS
--------------------------------------------------------------------------------

                                  [Flow chart]


Point of        Store
interaction     POS       Phone     Mail    Internet   kiosk      iTV


                 Common customer management -Inbound & Outbound
Customer
mgmt layer       Common           Common          Common
                 customer         product         event
                 profile          profile         profile

Backbone
applications    (Merchandising)     Logistics



3.       THE PACE OF TECHNOLOGICAL CHANGE WILL NOT SLOW


- THE MOVE OFF MAINFRAMES TO CLIENT/SERVER WILL EVOLVE INTO A MOVE TO THIN CLIENT COMPUTING, as the network becomes ever more powerful and ubiquitous and processing power continues to follow Moore's law, doubling every 18 months.
     - Web browsers will become the de facto standard interface for any remote access to applications.
     - Developments in parallel processing and clustering technology will drive vastly increased scalability and processing power
     - As extra power becomes available it will enable the drive towards the customer, handling ever larger volumes that will never quite catch up with inventive marketing departments.
     - Consolidation and standardization will continue, particularly at the platform and data base end of the marketplace, the risks of not following the market leader will multiply.
     - The next generation of data management and network computing will continue to offer an incremental step change of opportunity, staying close to that will be of huge value.

-    THE NETWORK WILL TRANSFORM THE ECONOMICS OF TECHNOLOGICAL COMPETITION.
     - While the cost of application operations will remain relatively constant, remote cost of access will fall dramatically.
     - This will alter the technological balance of power away from the large retailer with the significant in house IS group towards the smaller operation who "signs up" for access to industry or market level solutions.
     - The competitive landscape will reshape rapidly, as new players with little systems support today, seize opportunities to leapfrog traditional grocers constrained by legacy applications and internal IS skills


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-    THE USER INTERFACE WILL MOVE FORWARD INTO A NEW METAPHOR, as business applications respond to charges of  under-delivery.
     - Visual process flows will drive business applications, taking advantage of the web to link multiple applications and partners into a business process driven workbench.

- PACKAGED APPLICATIONS WILL SWEEP THE GROCERY MARKET as is happening in other retail segments. The competitive situation will force closer focus on return on investment and the cost of keeping current will continue to increase for custom application development and support. Combined, these forces will result in most grocery retailers making the transition to packaged solutions at the next major investment point in their development schedule.


IMPLICATIONS FOR GROCERY APPLICATIONS:

- The network will be everywhere, web compatible applications are be an obvious requirement
- Database independence will be costly and slow access to latest developments, we believe Oracle will dominate
-    Increased scalability will drive advanced modeling applications
- The network architecture and cost structure will encourage a new model of application deployment and usage
-    Visual process flows will redefine the user interface

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EXPLODING NETWORK AND PROCESSING CAPABILITIES WILL ENABLE NEW OPPORTUNITIES FOR
BUSINESS APPLICATIONS, THOSE CLOSEST TO THE DATA MANAGEMENT ADVANCES WILL TAKE FIRST ADVANTAGE
--------------------------------------------------------------------------------

                Applications are in transition..

From       Mainframe         to     Client/server        to       Network

From       Custom            to     Package              to       Enterprise

From       Data processing   to     Analysis             to       Predictive

From       Passive           to     Reactive             to       Proactive

           80's                     90's                           00's


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4.   SUPPLIER MANAGEMENT WILL BE REDEFINED


- SUPPLIER COLLABORATION WILL DEVELOP AS A MAJOR FOCUS FOR THE INDUSTRY. Scope will broaden to include: forecasting; replenishment; in store merchandising; new product development (for both branded and private label); packaging and reverse (or green) logistics.
     - Forecasting applications will become key communication and cost control tools for both grocer and manufacturer as detailed sales and promotion forecasts drive both production and replenishment.
     - Visual merchandising tools will be integrated into collaborative Category Management solutions, driving a new requirement into the space management arena.
     - VMI will continue to play a part in the replenishment of specialist product types or where the retailer chooses not to focus on the Supply Chain as a core competency. In general this will be unusual.
     - Product development lifecycles will be shortened through the introduction of collaborative development tools. Most attention will focus on potential impact on the success of new product introductions, where collaborative sharing of customer understanding and targeting data offers significant value.

- DIRECT PRODUCT COSTING WILL BECOME AN OPERATIONAL REQUIREMENT. Increased sharing of information will drive the adoption of direct product costing as a core approach as collaboration moves beyond the initial gains in inventory to address broader supply chain and promotional opportunities.
     - Fact-based negotiation will put a premium on full understanding of cost structures across the whole supply chain. The better the access to this information, the greater the edge for the buyer.

- THE WEB WILL CREATE NEW RULES OF BUSINESS, many existing work practices will disappear, to be replaced by new structures and organizations.
     - Manufacturers will seek to sell directly to the consumer over the web. The battle for the consumer relationship will intensify.
     - Branding and customer understanding will be key, further re-enforcing the drive towards customer focused applications highlighted earlier.
     - Business to business commerce and internal procurement will become web based
     - We may see the emergence of Industry Intranets and reference data points such as the ANA service in the Auto Industry


IMPLICATIONS FOR GROCERY APPLICATIONS:

- Sophisticated sales and promotion forecasting applications will become key
- We should expect the next generation of visual merchandising tools to be web-based to allow for a collaborative approach
-        VMI will become part of a broader collaborative solution
- Applications to support new product development will get integrated into enterprise solutions
- Supply chain and purchasing modules will need to support direct product costing.




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COLLABORATION WILL OFFER REAL ADVANTAGES, EVEN MORE SO IF YOU UNDERSTAND YOUR
COMPLETE COST STRUCTURE
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SECTION III - THE RETEK GROCERY SOLUTION


1.       TRANSACTION SYSTEMS
         [Flow Chart]

 PLAN             BUY               MOVE           SELL                  PAY

   Demand           Product        Warehouse      Wireless Store      Financials
 Forecasting      Maintenance      Management       Operations

  Range          Purchasing           Virtual Store                     Human
Management                         Management Workbench               Resource

  Space           Price &          Trade           Fuels              Invoice
Management      Promotions       Management      Management           Matching

  Product                Inventory               Web Store
Development              Management

 Collaborative Supply Chain         Web Based          Sales
        Management                  Event Mgmt         Audit

Promotional     Direct Product
  Planning       Costing Mgmt


THE RETEK GROCERY SOLUTION CURRENTLY SUPPORTS:

- DEMAND FORECASTING - Statistical and causal forecasting solution employing state of art modeling techniques to produce extremely accurate forecasts with minimal human intervention.
- SPACE MANAGEMENT - MarketMax space management solution with support from total store planning down to plannograms.
- PRODUCT DEVELOPMENT - Buyer and supplier teams share a common web database to conceptualize, develop, and finalize new products.
- PRODUCT MAINTENANCE - Full core merchandizing set-up and maintenance including products, suppliers and locations.
- PRICE AND PROMOTIONS MANAGEMENT - Price management supports differential pricing across stores by item. Advanced time based promotion management includes support for threshold, mix `n' match, and loyalty card discounts.
- INVENTORY MANAGEMENT - Store and warehouse replenishment (Computer Assisted Ordering), features include sophisticated dynamic and time supply methods, cross dock, flow-through, direct store deliveries, substitute products, and closed loop inventory tracking functionality.
- DIRECT PRODUCT COST MANAGEMENT - Understand the key direct product costs associated with each product and category and use this information to optimize category financial performance.
- WAREHOUSE MANAGEMENT - supports entire distribution management needs, from the single site to multiple facility management.
- FINANCIALS - comprehensive financial management solution the dramatically enhances financial controls, data collection, information access and financial reporting.
- H/R - proactive management tool that controls costs while developing and supporting an effective workforce.


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ENTERPRISE 3.0 (DEC 31 1998) IS BEING ENHANCED TO SUPPORT:

The Enterprise 3.0 release will enhance the core foundation to provide support for perishables (with unlimited units if measure) and will move the supplier relationship to the product and store level (to allow for local suppliers).

- WEB STORE - industry leading and rapidly deployable scalable Internet commerce server with integrated shipment and taxation services.
- TRADE MANAGEMENT - streamlines and automates the logistics process, providing immediate visibility into the pipeline for the status of products as they move through the distribution cycle.
- INVOICE MATCHING - streamlines the invoice matching process by automatically confirming receipt of merchandise and alerting the retailer to unmatched or partially matched invoices.
- SALES AUDIT - processes transaction data from the Point-of-Sale and moves the sales and customer basket data through a series of processes that culminate in "clean" data.
- VIRTUAL STORE MANAGEMENT WORKBENCH 1.0 - Store Merchandise Management, & Store Inventory Management via a low cost of ownership thin-client architecture.
- WIRELESS STORE OPERATIONS - RF enabled store operations support for inventory management, customer ordering, ticketing and price look-up.


NEXT PHASE DEVELOPMENT PLANS INCLUDE:

Core merchandizing enhancements will include support for complex negotiations (including brackets, deals, & allowances), Sales Based Ordering (for replenishment), Product Transformation (receipts and Bill of Materials), Location and Item level application security, support for shelf-life constrained environments (e.g. ordering algorithms, receipt and dispatch thresholds, etc.), wastage, 24 hour stock takes, food service, and many more grocery specific features


- RANGE MANAGEMENT - maintain, control and report on range. Including the creation, monitoring and ongoing maintenance of product ranges, and support for core range and multiple range variations based on customer and product attributes to support stores groupings by socio-economic/ demographic criteria. Will also provide the ability to rank products within ranges to allow for available footage by product category within store groupings.
- PROMOTIONAL PLANNING - Promotional planning and forecasting tool with promotional calendar and automatic purchase order generation.
- COLLABORATIVE SUPPLY CHAIN MANAGEMENT - integrates the retailer with their supply chain partners via the Internet to facilitate the sharing of a common plan, forecast, and production schedule.
- VIRTUAL STORE MANAGEMENT WORKBENCH 2.0 - Store Cash Management, Store Fuels Management, & Integrated Labor Scheduling, T&A, & H/R.
- WEB BASED EVENT MANAGEMENT - enables buyers and suppliers to agree delivery schedules then track progress from order to delivery. Manages by exception, alerting buyers and managers only when targets are not met. Buyers can track and control the delivery of tens of thousands of new product lines concurrently.
- FUELS MANAGEMENT - fully integrated fuel site management solution including streamlined downstream activities such as inventory management, sales, accounting and taxation.


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2.  DECISION SUPPORT SYSTEMS        [Flow Chart]

                                 Targeted
                                 Marketing
             Customer            Workbench       Marketing
           Management                            Workbench
            Workbench


     Category                                           Logistics
    Management                                          Workbench
    Workbench


 Customer                                                   Balanced
  Service                                                   Scorecard
Workbench                                                  Workbench
                            Data Warehouse
                              & Data Marts

      Store DSS
      Workbench                                          Performance
                                                         & Analysis
                               Promotional                 Reports
                             Effectiveness
                                 Workbench



THE RETEK GROCERY SOLUTION CURRENTLY SUPPORTS:

Over 1200 retail Key performance indicators and 500 pre-configured reports.

- COMPANY PERFORMANCE - A high level overview of company performance, including a comparison of actual sales, markdown, stock, and intake against forecast and plan and last year.
- MERCHANDISE PERFORMANCE - key performance indicators made available for detailed analysis of product performance, including product history, top and bottom performers, top season performers, style size ratio, sales and profitability, detailed performance, replenishment, margin erosion, trading performance, and forecast stock.
- BUSINESS PERFORMANCE - Daily and weekly detailed business performance reports. Daily performance level includes sales performance, profit performance, markdown analysis, and new lines. Reports on a weekly performance include performance summary, performance detail, replenishment, and full and reduced price analysis.
- ORGANIZATION PERFORMANCE - Provides analysis at store, region, and area level. Includes sales and stock movement, stock inquiry by store and SKU, and stock inquiry by SKU and store.
- VENDOR COMPLIANCE - Provides information used to evaluate vendors based on sales, intake margin, and compliance figures. Includes vendor profit and turnover, vendor sales analysis, vendor ranking, vendor compliance, payment terms, replenishment, and volume.
- STOCK PERFORMANCE - Covers the broad area of contracts and availability and orders. Includes balance of contract, scheduled delivery, availability, presentation stock, purchase order cancellations, order receipt discrepancies, customer orders, inter-store transfers, stock counts, stock cost and sell value, obsolete stock, and loss making stock
- PRICE/MARKDOWN ANALYSIS - Enables low-level analysis in the areas of markdown, price, and VAT history. Reports include markdown uplift, markdown spread, average selling price, selling price analysis, price point analysis, and VAT history.
- PROMOTION ANALYSIS - Analysis by event, performance by scheme type, sales uplift by event, and sales uplift by scheme type.
- PROCUREMENT PERFORMANCE - Monitor and analysis the cost effectiveness and efficiency of the business procurement process across vendors, products, and locations.



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ENTERPRISE 3.0 (DEC 31 1998) WILL BE ENHANCED TO SUPPORT:

- CUSTOMER MANAGEMENT WORKBENCH - understand your customer with support for customer segmentation (Recency, Frequency, Monetary, Profitability, clustering, and socio-demographics) and relationship management (loyalty rewards and incentives, defection analysis, and lifetime customer valuations). Uses patented clustering technology to understand and segment customers based on real behavior not just socio and geo-demographics.
- TARGETED MARKETING WORKBENCH - Provides marketers with analysis tool to increase customer acquisitions and customer spending. Analysis will support one-to-one marketing, cross and up-selling, mass customization, and customer prospecting based on the retailer's best customers.
- STORE MANAGER'S DSS WORKBENCH 1.0 - Empowers the store manager by leveraging a thin-client architecture and providing a full suite of decision support performance and analysis reports.


NEXT PHASE DEVELOPMENT PLANS INCLUDE:

Next generation decision support tools will embed the Retek Navigator and Visual Process Flow technology as they start to drive access to all elements of the enterprise.

The Retek Navigator supports user context sensitive business navigation, that allows users to organize and customize the Retek Enterprise functions into folders and locations. Features include, a customizable start page, web links (to competitor sites or Intranet URLs), favorites folder, customizable toolbar, and links to third party systems.

The Visual Process Flow transforms the Enterprise into a process driven business application. An inbox of tasks will seamlessly link to multiple modules in the Enterprise. Processes can be extended to include partners through collaboration via an Extranet.

- FUELS PERFORMANCE - Integration to [ * ] data warehouse which is based on an oil industry data model will provide support for all required fuel and site performance and analysis.
- STORE MANAGER'S DSS WORKBENCH 2.0 - Integrated fuels and merchandising reporting and analysis will enable total site performance visibility. Integrated labor and productivity analysis will also be included.
- CATEGORY MANAGEMENT WORKBENCH - Allows the retailer to manage their inventory from a customer perspective by managing objectives such as space management, product range, and suggested price. Includes information on competitor pricing, competitor product mix and new lines, market data and detailed space information
- MARKETING WORKBENCH - Builds on the targeted marketing workbench to include integrated campaign management, communication tracking, complaint logging, event-driven marketing, and customer satisfaction reporting.
- BALANCED SCORECARD WORKBENCH - Balances external expectations - of customers and shareholders - with internal capabilities. Supplements traditional financial performance measures with operational measures in the areas of customer satisfaction, internal business processes, and learning and growth.
- LOGISTICS WORKBENCH - Enables the management and optimization of supply chain constraints while meeting customer demand and maintaining high standards of service and availability.
- PROMOTIONAL EFFECTIVENESS WORKBENCH - Monitor promotional effectiveness with presentation of promotional effectiveness against expected forecast and provide visibility to reasons for deviations from the norm e.g. weather, other offers, short supply, and advertising type.
- CUSTOMER SERVICE WORKBENCH - Provide access to customer information across all points of contact with a customer (store, call center, customer service desk). Includes the ability to track customer complaints at the item and store level, which allows the retailer to increase product quality, improve the in-store shopping experience, and to negotiate more effectively with vendors.

      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

[RETEK LOGO}

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3.       BUSINESS INTELLIGENCE SYSTEMS

                                 [FLOW CHARTS]

Active Retail           Causal           Replenishment
 Intelligence         Forecasting          Optimizer

   Fraud             Market Basket         Customer
 Prevention            Analyzer          Personalization

  Customer              Product              Store
  Profiler              Profiler            Profiler

   Range                 Price               Deal
 Optimizer             Optimizer           Optimizer

 Promotional            Costing            Logistics
 Optimizer             Optimizer           Optimizer



THE RETEK GROCERY SOLUTION CURRENTLY SUPPORTS:

- ACTIVE RETAIL INTELLIGENCE - Enterprise wide exception management and closed loop toolkit. This combines automated discovery with the dynamic creation of event monitors and intelligent rule decision trees to encapsulate expert/corporate knowledge. This knowledge is used to monitor data for key occurrences, recommend a course of action, and route the summary to the appropriate user for resolution/notification.
- REPLENISHMENT OPTIMIZER - Utilizing our expertise in simulation, optimization and prediction we have developed a multi-phase program which helps organizations set up and maintain efficient replenishment systems, optimizing replenishment algorithm settings.
- CREDIT CARD FRAUD PREVENTION - HNC's Falcon Retail, the neural network-based system that examines transaction, cardholder, and merchant data to detect a wide range of bankcard fraud.
- INTEGRATED CAUSAL FORECASTING - Compliments the statistical forecasting models with a causal engine that incorporates the implications of events that drive your consumers form the normal selling cycle (e.g., promotions, Easter, weather, etc).


ENTERPRISE 3.0 (DEC 31 1998) IS BEING ENHANCED TO SUPPORT:

- CUSTOMER PROFILER - Learns customer behavior based on shopping behavior by using patented neural net context vectoring technology.
- STORE PROFILER - Performs store clustering and grade modeling by using patented neural net context vectoring technology.
- PRODUCT PROFILER - Understands relationships between products by developing product affinities thorough patented neural net context vectoring technology. Mode product affinities to determine substitutes, compliments, traffic builders, destination products, and in-store shelf location optimization.
- CUSTOMER PERSONALIZATION - intelligent software that uses sophisticated new techniques to maximize online and direct mail response rates and selectively targets behavioral audiences.
- MARKET BASKET ANALYZER - Analysis tool to better manage product categories and space allocation according to each store's local pattern of demand to improve sales and customer service. Powered by Retek's patented predictive neural net clustering technology.


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NEXT PHASE DEVELOPMENT PLANS INCLUDE:

- DEAL OPTIMIZER - Over riding discount `What If" Tool to model, confirm and monitor deals progress. Will enable the modeling of Over Riding Discount using previous sales and estimates of increased business. Business will be able to monitor agreed ORD against actual performance during period of agreement. Exception reporting, where under performing against plan.
- PROMOTION OPTIMIZER - Ability to model and evaluate different promotion scenarios, and perform what-if analysis. Ability to generate suggested forecast based on historical performance. Ability to link victim lines to promotional SKU and model detrimental effect on volume. Ability to model overall category effect of proposed promotions (turnover, profit, margin, volume). Will tie customer buying patterns to promotional activities (market basket analysis on promotions.)
- PRICE OPTIMIZER - Intelligent business rules can be configured on top of competitor pricing, market data, margin plans, and the category strategies to automatically trigger price changes as external or internal events occur. It will also be possible to perform price elasticity modeling and to assess the effectiveness of long term pricing strategies.
- RANGE OPTIMIZER - Determine optimal categories and products for customer base by location/grade. Includes neural net engine to score products and categories based on free-form descriptions and attributes.
- WEEKLY COSTING OPTIMIZER - Tool to model `what if' scenarios to model changes to pricing, cost, supplier volume changes, and distribution changes (e.g., number of stores stocking).
- LOGISTICS OPTIMIZER - Enables the management and optimization of supply chain constraints while meeting customer demand and maintaining high standards of service and availability. "What if" capability to perform optimal carrier and route selection will also be supported.

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                     SUBJECT TO ORACLE MANAGEMENT APPROVAL


                                   EXHIBIT H

                     ISI MEMBER EDUCATION AND TRAINING FEES

TECHNICAL TRAINING                                       LENGTH     PRICE
Course
1. Batch Technical Development Course (1 week)           5 days     $1,750/person/week
2. Online (Forms) Technical Development Course (1 week)  5 days     $1,750/person/week
3. Technical and Functional Perspectives (1 week)        5 days     $3,500/person/week

FUNCTIONAL TRAINING
Course
RMS Fundamentals                                         5 days     $1,750/person/week



                                                                         Page: 4

                     SUBJECT TO ORACLE MANAGEMENT APPROVAL

                                 AMENDMENT ONE
                                     to the
              INDUSTRY SOLUTIONS INITIATIVE TARGET MARKET ADDENDUM
                                     to the
                 INDUSTRY SOLUTIONS INITIATIVE MASTER AGREEMENT
                                    between
                               ORACLE CORPORATION
                                      and
                           RETEK INFORMATION SYSTEMS


This document ("Amendment One") shall serve to amend the Industry Solutions Initiative Target Market Addendum (the "TMA") to the Industry Solutions Initiative Master Agreement between Oracle Corporation ("Oracle") and Retek Information Systems ("ISI Member") dated September 10, 1998 (the "Agreement"). The parties agree to amend the TMA as follows:


1. In Section 10 of the TMA, in the fourth line, after the words "(d)[*]", insert the words "and (e)[*]".

2. In Exhibit A to the TMA, add the following to the list of application programs that will be included in the Oracle Retail Solution Suite under the heading "Retek":

      "Sales Audit
       Invoice Matching
       Store Operations"

3. The license fees for Customers for the programs listed in Section 2 above shall be as agreed to by ISI Member and Oracle on a case by case basis with the portion of such license fees to each of ISI Member and Oracle to be based upon the sales model (as described in Section 4.1 of the Agreement) in effect at the time when the applicable program is licensed.

Other than the modifications above, the TMA shall remain in full force and effect.

The Effective Date of this Amendment One shall be November 30, 1998.

RETEK INFORMATION SYSTEMS                  ORACLE CORPORATION

By: [SIG]                                  By: [SIG]
   --------------------------                 ---------------------------

Name: Gordon Masson                        Name: Charles P. Schneider
     ------------------------                    ------------------------

Title: Senior Vice President               Title: Senior Vice President
      ------------------------                   ------------------------


      [ * ] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
              SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.